                                                                   EXHIBIT 10.20

                              AMENDED AND RESTATED

                                   INTERMODAL

                       TRANSPORTATION AGREEMENT NO. 11111

                               DATED MAY 15, 2002

                                     BETWEEN

                              CSX INTERMODAL, INC.,

                           PACER INTERNATIONAL, INC.,

                             d/b/a PACER STACKTRAIN

                   (f/k/a APL LAND TRANSPORT SERVICES, INC.,)

                                   APL LIMITED

                                       AND

                                APL CO. PTE LTD.

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                                TABLE OF CONTENTS

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1.   INTERPRETATION ....................................................    1

2.   RECITALS ..........................................................    2

3.   TERM ..............................................................    2

4.   CSXI'S SERVICES ...................................................    2

5.   APL'S/LTS' RESPONSIBILITIES .......................................    5

6.   SOUTH KEARNY TERMINAL .............................................    7

7.   RAIL RATES AND OTHER CHARGES ......................................    7

8.   RATE ADJUSTMENTS ..................................................    9

9.   COMPETITIVE PROPOSALS .............................................    9

10.  SERVICE LEVEL COMMITMENT ..........................................    9

11.  PAYMENT OF PRICES AND CHARGES .....................................    9

12.  COMMUNICATIONS ....................................................    10

13.  USE OF CSXI'S FACILITIES; COMPLIANCE WITH LAWS ....................    11

14.  LIABILITY AND CLAIMS PROCEDURES ...................................    12

15.  INDEMNIFICATION ...................................................    13

16.  FORCE MAJEURE .....................................................    13

17.  CONFIDENTIALITY ...................................................    14

18.  FEDERAL CONTRACTOR REQUIREMENTS ...................................    14

19.  DEFAULT ...........................................................    15

20.  INDEPENDENT CONTRACTOR ............................................    16

21.  ASSIGNMENT ........................................................    16

22.  DISPUTE RESOLUTION ................................................    17

23.  AUDIT .............................................................    19

24.  GENERAL ...........................................................    20

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                                  APPENDIX LIST

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                                                                   Appendix Page
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APPENDIX   1.1    DEFINITIONS ............................................  1

APPENDIX   4.1    RAIL SERVICES AND LINEHAUL RATES .......................  8

APPENDIX   4.3    TERMINAL AND CONTAINER YARD SERVICES ...................  9

APPENDIX   4.4    COOPERATIVE EFFORTS TO MINIMIZE COSTS ..................  10

APPENDIX   4.5    NS EXCLUSIVE POINT SERVICE .............................  11

APPENDIX   4.8    TRAIN SCHEDULES AND ROUTING ............................  12

APPENDIX   4.9    CSXI'S RIGHT TO MODIFY .................................  13

APPENDIX   4.11   APPLICABILITY OF DIRECTORY NO. 1 .......................  14

APPENDIX   4.13   OTHER TYPES OF TRAFFIC .................................  15

APPENDIX   5.2    VOLUME COMMITMENT ......................................  16

APPENDIX   5.8    NOTIFICATION TO CUSTOMERS OF DIRECTORY NO. 1 ...........  18

APPENDIX   6      SOUTH KEARNY TERMINAL ..................................

APPENDIX   7.2    NONAPPLICABILITY OF RATES FOR CERTAIN SHIPPERS .........  19

APPENDIX   7.3    NO CO-LOADING ..........................................  20

APPENDIX   7.5    FAK CARGO ONLY .........................................  21

APPENDIX   7.6    CONVENTIONAL/STACK CAR RATES ...........................  22

APPENDIX   7.10   EFFECTIVE DATE OF NORTHEAST RATES ......................  23

APPENDIX   8      RATE ADJUSTMENTS .......................................  24

APPENDIX   9      COMPETITIVE PROPOSALS ..................................  32

APPENDIX   10     SERVICE LEVEL COMMITMENT ...............................  40

APPENDIX   14.1   CSXI'S LIABILITY FOR CARGO .............................  44

APPENDIX   14.3   CLAIMS BY SHIPPING CUSTOMERS ...........................  45

APPENDIX   17.4   INTERNAL DISCIPLINE ....................................  46

APPENDIX   21.1.3 TRANSFERS OR ASSIGNMENTS TO RAILROAD ...................  47

APPENDIX   23.1.2 MATTERS SUBJECT TO CSXI'S AUDIT ........................  48

APPENDIX   23.2.2 MATTERS SUBJECT TO APL/LTS AUDIT .......................  49

APPENDIX   23.3   AUDITS UNDER APPENDIX 9 ................................  50
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                                  EXHIBIT LIST

EXHIBIT 1.1.30   EASTERN STATES

EXHIBIT 1.1.31   EASTERN ZONES AND WESTERN ZONES

EXHIBIT 1.1.37   EXISTING LESS-THAN-TRUCKLOAD SHIPPERS

EXHIBIT 1.1.38   EXISTING TPI CUSTOMERS

EXHIBIT 1.1.62   PREMIUM O/D PAIRS

EXHIBIT 4.1.1 LINEHAUL RATES FOR APL'S MOVEMENTS IN TRANSCONTINENTAL INTERNATIONAL SERVICE

EXHIBIT 4.1.2 LINEHAUL RATES FOR LTS' MOVEMENTS OF APL OR LTS CONTAINERS IN TRANSCONTINENTAL DOMESTIC SERVICE

EXHIBIT 4.1.3    LINEHAUL RATES FOR EXISTING TPI CUSTOMERS

EXHIBIT 4.1.4    LINEHAUL RATES FOR TEMPERATURE CONTROLLED CONTAINERS

EXHIBIT 4.1.5 LINEHAUL RATES FOR EMPTY CONTAINERS MOVING WITHIN THE EASTERN STATES THAT HAVE A PRIOR AND SUBSEQUENT TRANSCONTINENTAL MOVEMENT

EXHIBIT 4.3      TERMINAL SERVICES AND RATES

EXHIBIT 4.4      DEDICATED TRAINS

EXHIBIT 4.11     EXCEPTIONS TO DIRECTORY NO. 1

EXHIBIT 6.1      KEARNY TERMINAL

EXHIBIT 6.9      INVENTORY OF LIFT AND YARD EQUIPMENT

EXHIBIT 9.2      METHODOLOGY DESCRIPTION

EXHIBIT 9.3      EXAMPLE OF COMPETITIVE PROPOSAL CALCULATION FOR
                 TRANSCONTINENTAL DOMESTIC CONTAINERS

EXHIBIT 9.3.2    COST FACTORS

EXHIBIT 14.2.1   DEPRECIATION FORMULA

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

                              AMENDED AND RESTATED

                  INTERMODAL TRANSPORTATION AGREEMENT NO. 11111

          THIS AMENDED AND RESTATED INTERMODAL TRANSPORTATION AGREEMENT NO. 11111 ("Agreement"), dated as of May 15, 2002, and effective as of the Effective Date (as defined in Section 3.4 of this Agreement), is between CSX INTERMODAL, INC. ("CSXI"), a Delaware corporation, whose address is 301 West Bay Street, Jacksonville, Florida 32202, PACER INTERNATIONAL, INC., d/b/a PACER STACKTRAIN (f/k/a APL LAND TRANSPORT SERVICES, INC.), a Tennessee corporation, whose address is 2300 Clayton Road, Concord, California 94520 ("LTS"), and APL LIMITED, a Delaware corporation, whose address is 1111 Broadway, Oakland, California 94607, and APL CO. PTE LTD., a Singapore corporation, whose address is 456 Alexandra Road, 06-00, NOL Building, Singapore 9962 (collectively, "APL").

                                R E C I T A L S:

          APL and LTS wish to purchase and CSXI wishes to arrange for or provide certain transportation and related services. CSXI, APL and LTS wish to enter into this Agreement to amend and restate the existing agreement between them (the "Original Agreement") in order to give effect to the agreement and understanding among the parties with respect to the provision of terminal services and rates, to make certain technical changes and corrections, and to set forth the terms and conditions pursuant to which APL and LTS agree to purchase and CSXI agrees to arrange for or provide such services.

                               A G R E E M E N T:

          For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties agree as follows:

1.   INTERPRETATION

     1.1  Definitions. Defined terms are set forth in Appendix 1.1.

     1.2 Other Terms. Other capitalized terms shall have the meaning given them in the text of this Agreement.

     1.3 Headings. The section headings contained in this Agreement are for reference and convenience only and shall not enter into the interpretation of this Agreement. References to Articles shall mean articles of this Agreement unless otherwise stated. References to Sections shall mean sections of this Agreement, including sections in an Appendix, unless otherwise stated. References to Sections in an Appendix shall mean sections of that Appendix unless otherwise stated. References to Paragraphs in an Exhibit shall mean paragraphs in that Exhibit unless otherwise stated.

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     1.4  Plural; Singular Usage. All terms used in the plural shall include the singular; and all terms used in the singular shall include the plural.

2.   RECITALS

     The above recitals are true and correct and are incorporated herein by this reference.

3.   TERM

     3.1 Commencement. This Agreement shall become effective on and as of the date first written in the first paragraph of this Agreement. The Original Agreement became effective as follows:

          3.1.1 Southeastern Traffic. As to the southeast traffic, January 1, 2000.

          3.1.2 Northeastern Traffic. As to the Conrail northeast traffic, the date one hundred eighty one (181) days after the Closing Date.

          3.1.3 Kearny Terminal. As to the obligations with respect to integration of the Terminal in South Kearny, New Jersey set forth in
     Article 6, upon the signing of the Original Agreement.

     3.2 Termination. This Agreement will terminate at 11:59 p.m. on December 31, 2014, subject to Section 3.5 of this Agreement.

     3.3 Early Commencement. APL/LTS may jointly commence the Agreement as to their southeast traffic prior to January 1, 2000 by providing CSXI with no less than sixty (60) days prior notice of such election.

     3.4 Effective Date. The date that the Original Agreement became effective with respect to each area of traffic or responsibility shall be the "Effective Date" with respect to that area.

     3.5 Renewal. This Agreement will automatically renew for two successive five (5) year periods, unless terminated by CSXI, APL or LTS upon no less than one hundred eighty (180) days notice prior to the expiration of the original or first renewal term.

4.   CSXI'S SERVICES

     4.1 Rail Services and Linehaul Rates. Upon the Effective Date and during the term of this Agreement, CSXI will arrange for rail transportation linehaul services for the movements described in Appendix 4.1 and at the rates set forth in the Rate Exhibits, in each case as the same shall have been and shall be adjusted in accordance with the terms and provisions of this Agreement.

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     4.2  Services Included in Linehaul Charges. CSXI shall provide the following services as part of the linehaul movement between CSXI origin or destination and CSXI interchange, and such services are included in the linehaul charges provided in the Rate Exhibits:

          4.2.1 Lifts. CSXI will perform, when necessary, one lift of Equipment onto an Intermodal Car and secure Equipment thereto and unsecure Equipment and perform one lift of Equipment from an Intermodal Car.

          4.2.2 Placement on Chassis. CSXI will place Containers on APL or LTS Chassis when timely supplied by APL or LTS. If there are sufficient Chassis in a Chassis pool at the Terminal to which APL and LTS have access, such Chassis shall be considered to be timely supplied.

          4.2.3 EIRs and Interchange Inspections. CSXI will prepare Equipment receipt and interchange inspection reports evidencing the apparent condition of the Equipment at times of interchange to motor carriers.

          4.2.4 Notifications. CSXI will provide notification of arrival and availability of shipments to APL/LTS in accordance with Section 4.6 of this Agreement.

          4.2.5 CY Inventories. Upon request of APL/LTS, CSXI will provide daily CY inventory reports verifying the number of APL or LTS Containers and Chassis at each CSXI-served rail CY. In addition, CSXI shall perform a physical yard check once a week and shall provide a report to APL/LTS by yard and equipment number. This report will be given to appropriate offices of APL/LTS as specified in writing from time to time.

          4.2.6 Physical Possession. CSXI will exercise reasonable efforts to give physical possession of Chassis and Containers only to authorized individuals. APL/LTS will provide CSXI's Director of Intermodal Operations with a complete list of all authorized entities prior to the Effective Date. Thereafter APL/LTS shall give CSXI at least five (5) days notice of any change in the identity of authorized entities.

          4.2.7 Outgate and Ingate Notification. CSXI will provide notification of ingate and outgate times for each Container and Chassis by EDI or other mutually agreeable means.

          4.2.8 Storage Charges. CSXI will assess and collect any Equipment storage charges due at any Terminal beyond the applicable free time. CSXI will directly assess storage charges for loaded shipments in Domestic Service or for TPI Customers against the customer or its agent, including but not limited to LTS if LTS is the notify party or is providing or arranging for destination motor carrier service. Other provisions regarding storage charges are set forth in Exhibits 4.3 and 6.1. CSXI may elect to bill the responsible party or collect such charges at the time of outgate. CSXI will calculate free time and assess storage charges against parties other than APL or LTS in accordance with Directory No. 1. Any storage charges so collected will be for CSXI's account.

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     4.3  Terminal and Container Yard Services. Terminal and CY services shall be provided on the terms and conditions set forth in Appendix 4.3.

     4.4  Dedicated Trains.

          4.4.1 Request and Scheduling of Dedicated Trains. Upon no less than twenty-four (24) hours verbal notice by APL/LTS to CSXI's Operations Center, CSXI will arrange for locomotives and a crew to operate a Dedicated Train for APL/LTS between the points and at the charges set forth in
     Exhibit 4.4. If APL/LTS requests that a Dedicated Train be operated under a mutually agreed upon pre-arranged and ongoing schedule, then CSXI will operate the Dedicated Train under that schedule. If APL/LTS requests movement of a non-scheduled Dedicated Train, such train will depart the origin terminal at the time agreed upon between APL/LTS and CSXI. Such agreement will be made at the time the non-scheduled Dedicated Train is requested by APL/LTS. Further, such train will be operated from origin to destination under a transit schedule no greater than the maximum number of hours shown in Exhibit 4.4.

          4.4.2 Dedicated Train Pricing. Pricing for Dedicated Trains is set forth in Exhibit 4.4.

          4.4.3 Cancellation of a Dedicated Train. APL will have the option to cancel a Dedicated Train on no less than seven (7) hours' notice to CSXI before the scheduled departure.

          4.4.4 Cooperative Efforts to Minimize Costs. Provisions regarding the parties' efforts to minimize costs are set forth in Appendix 4.4.

     4.5 NS Exclusive Point Service. Terms and conditions regarding CSXI's service for rail points exclusively served by NS are set forth in Appendix 4.5.

     4.6 Notification and Reporting. CSXI will notify the notify party specified in the shipping documents of the arrival of a Container and its availability for pickup. If no notify party is specified on the shipping documents, CSXI will notify the appropriate offices of APL/LTS as specified in writing from time to time. CSXI will supply to APL/LTS via direct computer access (or until such access is available, via electronic mail or facsimile transmission) a network status report or an update on changes thereto containing the following items: (a) train symbol and date, (b) number of APL/LTS Equipment on each train, (c) billed destination of Equipment on each train, (d) current location, on-time vs. schedule and delay amount and explanation and ETA train destination and (e) bad-ordered cars and a recovery plan (by telephone) and new ETA for the car at destination (by telephone). CSXI will supply to APL/LTS weekly service bulletins and proactive maintenance of way advisories and current organization charts and contact lists periodically when changed. To the extent that it is not presently available, CSXI will work with APL/LTS to develop efficient and effective computer systems to provide APL/LTS with direct electronic access to this operational data.

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     4.7   Loading Containers. CSXI shall use commercially reasonable efforts to load the Containers tendered under this Agreement onto Intermodal Cars in a timely fashion and to load Intermodal Cars properly in accordance with any safe operating procedures given by connecting rail carriers to CSXI or established by CSXI or any regulatory agency. At Terminals where stack Intermodal Car capability exists, CSXI will give preference to loading APL/LTS Containers on stack Intermodal Cars in lieu of standard flat Intermodal Cars.

     4.8 Train Schedules and Routing. Provisions for train schedules and routing are set forth in Appendix 4.8.

     4.9 CSXI's Right to Modify. CSXI may modify, add or delete Terminal services, hours of operation, Terminals or other facilities and change the services it offers to customers from time to time. CSXI will notify APL/LTS of any such modifications, additions or deletions at least sixty (60) days in advance (unless law, regulation or overriding commercial circumstances require a shorter notice period) and on a continuing basis through communications between the CSXI Customer Service Center and appropriate offices of APL/LTS, semi-annual service improvement meetings and APL/LTS and CSXI service design group discussions. The consequences of a failure to agree on subsequent changes to CSXI's services related to Terminals are set forth in Appendix 4.9.

     4.10 No Obligation To Provide Temperature Protection Services. CSXI does not provide protective services for refrigerated Containers, and the rates set forth in the Rate Exhibits do not include such protective services.

     4.11 Applicability of Directory No. 1. The provisions relating to the applicability of Directory No. 1 to APL/LTS are set forth in Appendix 4.11.

     4.12 Applicability of Standard Practice and Industry Rules. All services provided by CSXI to APL and LTS will also be subject to CSXI's standard hours of operation and AAR rules, unless modified in this Agreement.

     4.13 Other Types of Traffic. Movements not covered in the Rate Exhibits will be handled as set forth in Appendix 4.13.

5.   APL'S/LTS' RESPONSIBILITIES

     5.1 Payments. APL and LTS shall pay all sums owed to CSXI pursuant to this Agreement in a timely manner and as set forth in Article 11.

     5.2 Volume Commitment. Appendix 5.2 sets forth APL's/LTS' volume commitments to CSXI and the remedies if APL or LTS fails to meet those commitments.

     5.3 Condition of Equipment. All Equipment tendered by APL or LTS to CSXI or its underlying carriers for movement hereunder will be in good working order without defects and shall comply with all applicable AAR and governmental standards. All Containers tendered by APL or LTS to CSXI or its underlying carriers for movement hereunder will be suitable to be stacked (on top and bottom) for transportation on stack Intermodal Cars.

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       5.4   Draymen. APL and LTS will, with respect to trucking activities involving a Terminal, engage or cause to be engaged only draymen with which both APL/LTS and CSXI have a motor carrier interchange agreement or a Uniform Intermodal Interchange Agreement.

       5.5 Tendering of Chassis. APL and LTS will provide a sufficient number of APL or LTS Chassis of the proper dimensions to accommodate the volumes of APL or LTS Containers at each Terminal. CSXI will store up to the number of APL and LTS Chassis set forth in the applicable Terminal exhibits at no charge to APL or LTS. To the extent that APL and LTS provide Slider Chassis, CSXI will make or arrange for adjustment of the size of Slider Chassis as required to accommodate APL/LTS daily Container volumes. If sufficient numbers of APL and LTS Chassis of the proper dimensions are not available upon train arrival, CSXI may, in order to expedite the unloading of trains, use other available Chassis and provide secondary lifts as necessary at the rates set forth in Directory No. 1; provided, however, an APL or LTS Container will not be allowed to exit the Terminal when loaded on other than an APL/LTS Chassis. To the extent that CSXI must transfer an APL or LTS Container from a non-APL/LTS Chassis, CSXI will assess and APL/LTS will pay an extra lift fee as set forth in Exhibit 4.3 or 6.1, whichever is applicable to that Terminal. CSXI may use APL or LTS Chassis to handle the Containers of other CSXI customers or for CSXI Containers; provided, however, that if in APL's/LTS' opinion CSXI abuses this right, APL/LTS may revoke this right. CSXI will not allow bare APL or LTS Chassis or APL or LTS Chassis with a non-APL/LTS Container to leave a Terminal without the specific authorization of APL or LTS. If CSXI should allow bare APL or LTS Chassis or an APL or LTS Chassis with a non-APL/LTS Container to leave a Terminal without authorization, CSXI will use commercially reasonable efforts to return the Chassis to APL's or LTS' possession, will pay reasonable Chassis rental charges therefor and will be responsible for any loss or damage to that Chassis in accordance with Section 14.2 of this Agreement. If APL or LTS receives any Chassis rental charges, reimbursement of loss or damage to Chassis or other amounts from the party to whom the Chassis was interchanged and CSXI has also been required to pay these amounts to APL or LTS under the foregoing sentence, APL or LTS will pay the amounts remitted by the other party to CSXI.

       5.6   Customs Services.

             5.6.1 Movement under APL's, LTS' or TPI Customer's Bond. All in-bond shipments under this Agreement shall move under APL's, LTS' or the Existing TPI Customer's U.S. Customs custodial bond, unless otherwise mutually agreed in writing.

             5.6.2 Allocation of Responsibility. The following sets forth the respective responsibilities and liabilities of APL/LTS and CSXI with respect to in-bond shipments.

                      (a) APL and LTS' Responsibility. APL and LTS shall be liable for, and shall defend and indemnify CSXI, its Affiliates and their respective officers, directors, employees, and agents against, any Losses imposed by the U.S. Customs Service or the Internal Revenue Service related to their Containers moving in-bond unless otherwise provided in Section 5.6.2(b) of this Agreement.

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                  (b)    CSXI's Responsibility. CSXI will, upon confirmation of
             Customs clearance, interchange a Container to APL's/LTS' motor carrier or its agents or employees in accordance with the relevant interchange agreement during the Terminal's normal business hours. CSXI shall be responsible for any duties or fines arising from Customs violations actually and directly caused by CSXI during the period in-bond Containers are in its or its agent's possession and control. CSXI agrees not to open any APL or LTS in-bond Containers without U.S. Customs Service supervision and approval, except in a force majeure condition or other emergency, such as a leaking Container, or with APL or LTS' permission.

       5.7 Compliance with Directory No. 1. APL and LTS will comply with all requirements of Directory No. 1 with respect to shipments under this Agreement, unless those requirements conflict with or are excluded or modified by the terms of this Agreement.

       5.8 Notification to Customers of Directory No. 1. APL and LTS shall inform its customers that the provisions of Directory No. 1 apply to their shipments using CSXI's transportation services and they must comply with provisions of Directory No. 1 as more specifically set forth in Appendix 5.8.

       5.9 Prior Notice. To facilitate loading of trains at each Terminal, APL and LTS will make a good faith effort to provide CSXI's Terminal Manager with twenty-four (24) hours advance notice of the expected number of pieces of Equipment to be received by CSXI at each Terminal.

       5.10 Point of Contact. CSXI shall not be required to provide notices to, interact with or obtain the agreement of APL and LTS acting as separate entities under this Agreement with respect to any daily operational matters. CSXI shall be required to provide notices to, interact with or obtain the agreement of APL and LTS acting as separate entities under this Agreement with respect to any changes in this Agreement, including but not limited to the Rate Exhibits,
Exhibit 4.3 and Directory No. 1 and if APL pays CSXI directly, with respect to charges billed under Article 11. Accordingly, APL and LTS shall appoint a single joint point of contact for each functional area to represent both APL and LTS in working on a daily basis with CSXI and CSXT under this Agreement.

       5.11 Routing. With respect to Container movements subject to the volume commitments under Section 5.2 of this Agreement, APL and LTS shall route their Containers in Transcontinental International or Domestic Service through Gateways served by CSXI.

6.     SOUTH KEARNY TERMINAL

       Appendix 6 sets forth the parties' mutual obligations and responsibilities regarding rail terminal operations at south Kearny, N.J.

7.     RAIL RATES AND OTHER CHARGES

       7.1 Linehaul Rates. Linehaul rates made available under this Agreement are set forth in the Rate Exhibits, Directories Nos. 3 and 8 and by SPQ. To the extent that the rates in

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Directories Nos. 3 or 8 applicable to a type and size of Container between any
O/D Pair are lower than the applicable rate in the Rate Exhibits, then the lower Directory rate shall apply.

       7.2 Nonapplicability of Rates. Provisions regarding the inapplicability of APL's/LTS' linehaul rates are set forth in Appendix 7.2.

       7.3 No Co-Loading. APL/LTS shall not use the linehaul rates provided under this Agreement for movements of empty or loaded Containers owned or leased by certain other parties as set forth in Appendix 7.3.

       7.4 Combination of Prices. The rates set forth in Rate Exhibits may not be combined to construct a lower price where a through price for an O/D Pair is set forth in a Rate Exhibit.

       7.5 FAK Cargo Only. The rates set forth in the Rate Exhibits apply only to cargo which is accepted under freight, all kinds ("FAK") pricing as defined in Directory No. 1; provided, however, that the rates in the Rate Exhibits shall apply to certain other freight as specified in Appendix 7.5. If APL or LTS wish to transport non-FAK cargo (other than that cargo specified in Appendix 7.5) in movements otherwise covered under a Rate Exhibit, APL or LTS may request an SPQ.

       7.6 Conventional/Stack Car Rates. Separate rates are set forth in the Rate Exhibits for Containers moving in stack Intermodal Car service and Containers moving TOFC in conventional service and shall apply depending on whether the shipments are moved in stack or conventional service. CSXI acknowledges that prior to the Effective Date, APL and LTS moved a certain percentage of its Containers in the Southeast in stack service and the remaining percentage in conventional service. The future application of rates as between stack service and conventional service is set forth in Appendix 7.6.

       7.7 Changes in Container Sizes. If ISO standard dimensions for Containers or the sizes and types of other Containers are otherwise changed, CSXI will propose linehaul rates for Containers with such new dimensions. Such rates will take effect upon the mutual agreement of the parties.

       7.8 Addition of New O/D Pairs. If from time to time CSXI adds O/D Pairs to the Core Network as a result of corporate transactions or otherwise, CSXI will propose linehaul charges for these new O/D Pairs. Such rates will take effect upon the mutual agreement of the parties. CSXI and APL/LTS shall also agree as to which Eastern Zone the new origin or destination shall be allocated.

       7.9 Rates for Moves Not Covered by Rate Exhibit. Movement of Containers covered by this Agreement for which no rate is provided under a Rate Exhibit may be moved at the rates set forth in Directory Nos. 3 or 8 or pursuant to an SPQ.

       7.10 Northeast Rates. Provisions regarding the effective date of linehaul rates for Northeastern traffic are set forth in Appendix 7.10.

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8.     RATE ADJUSTMENTS

       Appendix 8 sets forth the adjustment mechanisms applicable to CSXI's linehaul rates and charges.

9.     COMPETITIVE PROPOSALS

       Appendix 9 sets forth provisions for the adjustment of CSXI's rates and charges to APL as a result of specified market conditions and competitive circumstances.

10.    SERVICE LEVEL COMMITMENT

       Appendix 10 sets forth the standards for CSXI's service performance and the remedies if CSXI fails to meet those standards.

11.    PAYMENT OF PRICES AND CHARGES

       11.1 Payment of Charges Owed to CSXI. CSXI will provide APL/LTS with a detailed statement of linehaul and other charges for transportation, terminal and other services rendered by CSXI and any other sums owed CSXI pursuant to this Agreement, via EDI transmission or, if EDI transmission is not available, by facsimile transmission or overnight courier. Each statement will bear a unique number. APL/LTS must notify CSXI of any disputed charges listed on the statement and provide documentary evidence to support its dispute of any charges by 12:00 noon (EST) no later than twenty five (25) calendar days from the date the statement is received. No response within this period will constitute APL's/LTS' acknowledgment that the statement is accurate. The parties will work together to resolve any disputed charges. If the parties are unable to resolve disputed charges, either party may invoke the dispute resolution procedures in
Article 22. APL and LTS will pay amounts owed for undisputed charges (including the undisputed portion of disputed charges) by electronic funds transfer within twenty-five (25) days from the date the statement is received. APL and LTS will pay disputed charges that have been resolved within fifteen (15) days of the date of resolution. APL, LTS and CSXI will develop procedures for promptly acknowledging receipt of CSXI's statement bill.

       11.2 Payment of Charges Assessed by APL/LTS. APL/LTS will provide CSXI with a statement for any charges properly assessed against CSXI. The statement will be delivered via EDI transmission or, if EDI transmission is not available, by facsimile transmission or overnight courier to the address set forth in
Section 24.3 of this Agreement. The parties will work together to resolve any disputed charges. If the parties are unable to resolve the disputed charges, either party may invoke the dispute resolution procedures in Article 22. CSXI will pay undisputed charges (including the undisputed portion of disputed charges) by electronic funds transfer within twenty-five (25) days from the date of the statement is received. CSXI will pay disputed charges that have been resolved within fifteen (15) days of the date of resolution. CSXI, APL and LTS will develop procedures for promptly acknowledging receipt of APL's or LTS' statement.

       11.3 No Offset. Each party shall pay all transportation and other charges due under this Agreement and shall not offset such charges in any circumstances against amounts alleged to

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be due as a result of prior billing error, unsettled loss or damage claims, unpaid items, or other dispute with the other party.

       11.4 Late Fee. Any payment that is not received when due will be subject to a late payment charge equal to a rate of one and one-half percent (1 1/2%) per month (or the maximum rate permitted by law if less than 1 1/2% per month). No late fee will accrue on disputed charges unless it is determined under the dispute resolution procedures that the disputing party had no reasonable basis for the dispute or was not acting in good faith in connection with the dispute.

12.    COMMUNICATIONS

       12.1 Shipping Order. Prior to gate arrival of APL and LTS Containers for gate interchange to CSXI, APL/LTS shall provide CSXI with a single final shipping order by EDI in the format specified by CSXI and including the data required under Directory No. 1 except as such data requirements are modified in
Exhibit 4.11. APL and LTS acknowledges that it is CSXI's policy that no APL or LTS Containers will be accepted for gate interchange onto a Terminal unless a shipping order in accordance with Directory No. 1, as modified in Exhibit 4.11, has been provided for the Container prior to ingate or appropriate documentation physically accompanies the Container. For a reasonable transition period, CSXI will work with APL/LTS to facilitate APL's/LTS' compliance with this policy. Thereafter, APL and LTS shall comply and cause its draymen to comply with this policy. CSXI will handle exceptions to the policy requested by APL/LTS on a case-by-case basis. The format specified by CSXI for shipping or destination transmission may be changed from time to time to conform to then current ANSI or other standards for electronic information exchange. CSXI will provide APL/LTS with six (6) months prior notice of any change in its EDI format, and APL/LTS will transmit data in such revised format no later than six (6) months after such notice.

       12.2 APL'S/LTS' Responsibility for Data. APL and LTS will be responsible for correctly transmitting shipping order and other electronic data to CSXI.

       12.3 Information on Cargo Not Eligible for FAK pricing. If the subject cargo cannot be shipped under FAK pricing, the transmission (or any written documentation provided at the Terminal gate if permitted by CSXI) must include all relevant information regarding such shipment, including, but not limited to, in the case of hazardous material as defined by the Hazardous Material Regulations of the Department of Transportation, all descriptive elements required by 49 Code of Federal Regulations, part 172, Subpart C, and in the case of cargo requiring refrigeration services a description of the specific commodity (i.e., frozen fish, tomatoes) being transported.

       12.4 Shipping Order Changes. Diversion or re-consignment of a shipment will only be permitted prior to loading of the Container onto the train at the origin Terminal. Diversion or re-consignment must be arranged and have been approved by CSXI in advance. If the number of diversion and re-consignments requested by APL or LTS become burdensome to CSXI, CSXI reserves the right to charge a processing fee of $10.00 per diversion or re-consignment. This fee will be in addition to any diversion or re-consignment charges assessed by a rail carrier, charges for the shipment as originally tendered and any charges quoted at the time of request. Diversion

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or re-consignment requests must be confirmed by APL/ LTS via EDI transmission or in writing. CSXI agrees to attempt to make the diversion requested in those situations where the request is timely received and a confirmed agreement of diversion is entered into in time for shipping orders to be issued to the proper party for the diversion, but CSXI will not guarantee nor be responsible if the relevant carrier cannot or does not effectuate or complete the diversion.


       12.5 Voids of Shipping Order. Requests to void a shipping order will not be accepted after the loading of the Container onto the train at the origin Terminal.

       12.6 Transportation Incidents and Exceptions. CSXI shall use reasonable efforts to notify APL/LTS as soon as reasonably possible of all major incidents affecting the movement of APL's/LTS' shipments. Incidents shall include, but are not limited to, set-outs, bad-order cars, derailments and reroutes and any matter considered by CSXI to constitute a force majeure condition as described in Article 16.

       12.7 Day-to-Day Management. CSXI will arrange for APL/LTS to have suitable and direct lines of communications with both CSXI's Director of Intermodal Train Operations and appropriate CSXT operational personnel.

13.    USE OF CSXI'S FACILITIES; COMPLIANCE WITH LAWS

       13.1 Subcontractor's Access to CSXI Facilities. In order to efficiently and safely operate the Terminals and its other facilities, CSXI must, among other precautions, limit access by APL and LTS and other parties to its facilities. Accordingly, neither officers, employees or agents of APL or LTS nor any APL or LTS Subcontractor shall have access to the Terminals or other facilities of CSXI or CSXT without the prior written consent of the relevant CSXI Terminal General Manager or the supervisors of the Terminal General Managers, which consent shall not be unreasonably withheld. CSXI will inform APL/LTS from time to time of those officers authorized to grant such access to Terminals. If CSXI does permit an APL or LTS officer, employee or agent or a Subcontractor to have access to a Terminal or other premises, CSXI reserves the right thereafter to exclude such persons from the Terminals and other facilities and to require APL and LTS officers, employees and agents and each Subcontractor to execute a separate access agreement with CSXI as a condition to their access.

       13.2 Compliance with Laws and Rules. APL, LTS and CSXI shall comply, and APL and LTS shall cause Subcontractors to comply, at all times, with (a) all applicable laws, rules, regulations, policies, procedures, and ordinances, whether state, federal, municipal or other, (b) all of CSXI's operating rules, policies and procedures, including without limitation safety inspection, training and operations guidelines, accident reporting rules, and Terminal and yard guidelines and requests; (c) applicable AAR rules and procedures; and (d) any other laws, regulations, ordinances or standards relating to railroad, safe container, trucking or other transportation operations, environmental protection, clean air and water, workers' compensation, industrial accidents, employer liability, safety and health.

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14.    LIABILITY AND CLAIMS PROCEDURES

       14.1 CSXI's Liability for Cargo. CSXI's liability for loss, damage, destruction or delay to cargo shall be governed by the terms of Directory No. 1 and Appendix 14.1.

       14.2  CSXI's Liability for Equipment.

             14.2.1 Determination of CSXI's Equipment Liability. Responsibility for loss, damage, maintenance and repair of Equipment shall be governed by the Container Rules. The cost of repairs to Equipment will be allocated as set forth in this Section. APL will pay for or perform the owner's responsibility repairs under the Container Rules. CSXI will pay for or perform those handling carrier responsibility repairs under the Container Rules that become necessary while Equipment is in the possession of CSXI. If after joint investigations by APL/LTS and CSXI, the responsible party cannot be determined, APL/LTS and CSXI shall share the cost of handling carrier responsibility repairs equally. As between APL/LTS and CSXI and except as provided in Section 5.5 of this Agreement, APL and LTS shall be responsible for all repairs while Equipment is in the possession of a third party, including but not limited to a motor carrier and other rail carriers. If either party performs repairs to Equipment for which the other party is responsible under this Section, the responsible party shall pay the performing party as set forth in the Container Rules. If APL or LTS Equipment in CSXI's possession is lost, stolen, destroyed or becomes a constructive total loss, CSXI will promptly notify APL or LTS. Within thirty (30) days after the Equipment's depreciated value is calculated, CSXI will promptly pay APL or LTS the depreciated value of the Equipment, less salvage value if the Equipment is returned to APL of LTS. For purposes of this Section, depreciation will be calculated according to the formula in Exhibit 14.2.1. Equipment will be considered a constructive total loss if the estimated repair cost of the Equipment exceeds its depreciated value, less salvage. If Equipment in CSXI's possession becomes a constructive total loss, CSXI will provide APL or LTS with a list of major items of damage to the Equipment within fifteen (15) days after the Equipment's depreciated value is calculated. APL or LTS will advise CSXI of its desired disposition of the Equipment within ten (10) days after receipt of the list. If APL or LTS requests return of its Equipment and if in the sole judgment of CSXI return of the Equipment is practicable, APL or LTS will pay CSXI transportation and other charges (including conditioning and loading) applicable to the return. If APL or LTS does not desire the return of the Equipment or if CSXI determines that return is not practicable, APL or LTS will provide CSXI with title to the Equipment prior to CSXI's payment to APL of the depreciated value of the Equipment.

             14.2.2 CSXI's Payment of Repairs. If CSXI is responsible for repairs to a Container under Section 14.2.1 of this Agreement, it will pay the vendor providing the repairs directly. If CSXI does not have a direct billing relationship with the repair vendor and APL/LTS arranges the repairs, CSXI will pay APL/LTS, as applicable, the amount billed to it by its repair vendor for such repairs as evidenced by the vendor's invoice. Payments by CSXI to APL/LTS will be subject to the procedures set forth in Section 11.2 of this Agreement.

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       14.3   Submission of Claims. The procedures for submitting claims to CSXI are set forth in Appendix 14.3.

       14.4 Carmack Liability. CSXI has declined to purchase Carmack Amendment liability coverage from its rail carriers. If APL, LTS or its shipping customers wish to purchase Carmack Amendment liability coverage, APL, LTS and its shipping customers must obtain such coverage through an SPQ.

       14.5 General Disclaimer of Certain Damages. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN OR EXCEPT WHERE A PARTY TO THIS AGREEMENT IS REQUIRED TO PAY SUCH DAMAGES TO A THIRD PARTY AND TO THE EXTENT THAT PARTY IS ENTITLED TO FULL OR PARTIAL INDEMNITY FROM ANOTHER PARTY UNDER THIS AGREEMENT.

15.    INDEMNIFICATION

       15.1 Indemnification by APL and LTS. Subject to the terms, conditions and limitations of liability set forth in this Agreement, APL and LTS shall defend, indemnify and hold harmless CSXI, its Affiliates and the respective officers, directors, employees, and agents of each from and against Losses associated with (a) damage to property or injury or death of any persons to the extent resulting from or arising out of APL's or LTS' or their Subcontractors' or their officers', directors', employees', or agents' negligence or willful misconduct, (b) damage to property and injury or death to persons to the extent resulting from or arising out of APL's or LTS' breach of this Agreement; or (c) claims by any person or entity other than APL or LTS related to loss, damage, destruction or delay to cargo or Equipment in excess of the limitations in, or other than as permitted by Directory No. 1 as it applies to APL/LTS hereunder if APL or LTS failed to comply with Appendix 5.8. If, however, APL or LTS demonstrates that it has complied with Appendix 5.8, it shall have no obligation to indemnify CSXI under Section 15.1(c).

       15.2 Indemnification by CSXI. Subject to the terms, conditions and limitations of liability set forth in this Agreement (including Directory No.
1), CSXI shall defend, indemnify and hold harmless APL and LTS and their officers, directors, employees, and agents from all Losses associated with (a) damage to property or injury or death of any persons to the extent resulting from or arising out of CSXI's or its Subcontractors' or their officers', directors', employees', or agents' negligence or willful misconduct or (b) damage to property and injury or death to persons to the extent resulting from or arising out of its breach of this Agreement.

16.    FORCE MAJEURE

       A party shall be excused from fulfilling its contractual obligations hereunder if it is prevented or delayed in such performance by force majeure conditions beyond such party's reasonable control including, but not limited to, fire or explosions; lockouts; strikes; labor shortages or disturbances; acts of God, including, but not limited to, floods, hurricanes, tornadoes, earthquakes, unusually severe weather, and natural disasters; war; insurrection;

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derailment that causes the normal route of movement to be impassable or other casualty; acts of the public enemy; acts of governmental authority; embargo; quarantine; and acts or omissions of third parties. The party claiming force majeure will, within five (5) business days from the date of disability, notify the other when it learns of the existence of a force majeure condition and will similarly notify the other within a period of two (2) business days when the force majeure condition has ended. The party claiming force majeure shall take all commercially reasonable efforts to continue to perform its obligations to the extent practicable and to recommence performing all obligations as soon as possible after the force majeure condition has ended.

17.  CONFIDENTIALITY

     17.1 Confidentiality Obligations. Each party agrees to hold in confidence any Confidential Information of the disclosing party acquired during the term of this Agreement, not to disclose the Confidential Information to any third parties, to restrict disclosure to those employees, partners, shareholders or Subcontractors with a need to know and bind such employees, partners, shareholders or Subcontractors to these confidentiality restrictions, and not to use the Confidential Information for any purpose except as contemplated by this Agreement. Either party may disclose Confidential Information to the extent required by a governmental agency, under a court order or as otherwise required by law, provided that the party subject to the legal requirements has notified the other party of such governmental or court action prior to disclosing the Confidential Information.

     17.2 Exclusion of Certain Information. This Article 17 will not prohibit or limit a party's use of information (a) previously known to it and not subject to any confidentiality restrictions, (b) independently developed by it, (c) acquired by it from a third party which is not, to such party's knowledge, under an obligation not to disclose such Confidential Information, or (d) which is or becomes publicly available through no breach by such party of these confidentiality obligations.

     17.3 Right to Equitable Relief. Each party acknowledges the value of the Confidential Information to the other party and the inadequacy of money or damages in the event of breach or threatened breach and agrees that the other shall be entitled to obtain an injunction against a breach of these confidentiality obligations from any court of competent jurisdiction immediately upon request, without being required to post a bond or prove that damages are inadequate.

     17.4 Internal Discipline. Appendix 17.4 sets forth internal procedures to preserve the confidentiality of APL's/LTS' rates.

18.  FEDERAL CONTRACTOR REQUIREMENTS

     18.1 Compliance with Federal Contractor Requirements. To the extent applicable, APL/LTS and CSXI will comply with and give all representations and assurances required by any law or regulation applicable to federal contracts and subcontracts including but not limited to the following:

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           18.1.1  Renegotiation and Contract Work Hours and Safety Standards
     Act. To the extent applicable, the Renegotiation Act of 1951, as amended (50 U.S.C(s)(s)35, 45), and the Contract Work Hours and Safety Standards Acts, as amended (40 U.S.C(s)(s)327,333).

           18.1.2 Certain Executive Orders. To the extent applicable, Executive Order No. 11246, dated September 14, 1965, as amended, concerning equal employment opportunity and affirmative action in employment of persons without regard to race, religion, sex, or national origin; Executive Order No. 11701, dated January 24, 1973, concerning affirmative action in employment of certain veterans; Executive Order No. 11758, dated January 15, 1974, concerning affirmative action in employment of handicapped individuals; Executive Order No. 11625, dated October 13, 1971, concerning assistance to minority business enterprises; Executive Order No. 12138, dated May 18, 1979, concerning assistance to women's business enterprises; the Age Discrimination Act of 1975; all applicable regulations of the Secretary of Labor, including but not limited to 41 C.F.R(s)60-1.4 et seq., 41 C.F.R(s) 60-250 et seq., and 41 C.F.R(s)60-741 et seq., and all applicable Federal Procurement Regulations, including but not limited to 41 C.F.R(s)1-1.13 et seq.; and

           18.1.3 Defense Acquisition Regulations. To the extent applicable, Defense Acquisition Regulations 7-104.14, concerning use of small business and minority business concerns, and 7.104.20, concerning use of labor surplus area concerns.

     18.2 No Segregated Facilities. To the extent applicable and required, APL, LTS and CSXI each hereby certify to the other that it does not and will not maintain any facilities for employees that are unlawfully segregated or permit employees to perform services at any location under its control or that of its subcontractors where unlawfully segregated facilities are maintained and that it will require its nonexempt subcontractors to furnish a similar certification prior to the award of any nonexempt subcontract.

19.  DEFAULT

     19.1  Events of Default. The following shall be deemed an Event of Default:
(a) APL's or LTS' failure to make timely payments under this Agreement unless such failure is cured within five (5) days of the date of CSXI's notice of such failure or (b) any other material breach of the terms and conditions of this Agreement which has or is likely to have a material adverse effect on the nondefaulting part(ies) if such breach is not cured within sixty (60) days of the date of the non-defaulting party's notice of such breach.

     19.2 Remedies Upon an Event of Default. In addition to any other remedies under this Agreement, at law or in equity, the nondefaulting part(ies) may, upon any Event of Default by the defaulting party, terminate this Agreement as to the defaulting party upon written notice of such termination or suspend performance, in whole or in part, of this Agreement with respect to the defaulting party until such Event of Default is cured. All rights and remedies which may have accrued prior to any termination upon an Event of Default shall survive termination of this Agreement.

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     19.3  Obligations During Notice Period. Each party shall continue to perform its respective responsibilities hereunder through the effective date of termination.

     19.4 Obligations Upon Termination. Upon termination of this Agreement for any reason, each party shall complete their performance and fulfill all obligations which accrued prior to the date of termination, including but not limited to APL's and LTS' obligation to pay all accrued charges and CSXI's obligation to provide transportation for all Containers previously tendered and to return to the defaulting party, at an interchange point or other location or locations mutually agreed upon, all Containers and Chassis owned or provided by the defaulting party. If solely as a result of a default by one party, a nondefaulting party terminates this Agreement as to the defaulting party pursuant to Section 19.2 of this Agreement the transportation of Containers and Chassis owned or provided by the defaulting party to an interchange point or other location or locations mutually agreed upon will be at the sole cost and expense of the defaulting party.

     19.5 Transition Cooperation. Upon the failure of the parties to agree upon renewal of this Agreement or upon giving by a party of notice of intent to terminate this Agreement, pursuant to Section 19.2 of this Agreement, the parties will use good faith efforts to establish a reasonable schedule and reasonable procedures for cessation of transportation and related Terminal and other activities with respect to the party being terminated that will endeavor to minimize the disruption to the extent reasonably possible to the parties and their customers. The terms of this Agreement will govern transportation and related Terminal services and other activities during this transition.

20.  INDEPENDENT CONTRACTOR

     APL/LTS agree that CSXI will be an independent contractor and not an agent of them. This Agreement does not grant APL or LTS authority to enter into any contracts or obligations on behalf of CSXI or otherwise bind CSXI, and neither APL nor LTS shall hold itself out as having such authority. This Agreement shall not be construed to grant CSXI authority to enter into any contracts or obligations on behalf of APL or LTS or otherwise bind APL or LTS, and CSXI shall not hold itself out as having such authority.

21.  ASSIGNMENT

     21.1  Assignment by APL or LTS.

           21.1.1 No Assignment without CSXI Approval. Except as provided for herein, neither APL nor LTS, as the case may be, may assign this Agreement without the prior written approval of CSXI.

           21.1.2 Effect of Certain Transactions. For purposes of this Article 21, a merger, sale of all or substantially all business and assets, a reorganization, a consolidation or other change in control of a party hereto shall not constitute an assignment of this Agreement by that party so long as such successor-in-interest or surviving entity retains or succeeds to ownership and control of all or substantially all of

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     the business and assets of APL or LTS, as applicable, and is and shall be bound by the terms of, and shall assume all obligations of such party under, this Agreement.

           21.1.3 Transfers or Assignments To Railroad. Section 21.1.2 of this Agreement notwithstanding, the prior written approval of CSXI shall be required with respect to a merger, sale of all or substantially all business and assets, a reorganization, a consolidation or other change in control of APL or LTS if the successor-in-interest or surviving entity is a railroad or an Affiliate thereof. If CSXI withholds such approval, APL or LTS, as applicable, may elect to proceed with such transaction with a railroad or an Affiliate thereof, and upon consummation of such transaction, this Agreement shall terminate as to such party. If CSXI grants its approval in certain circumstances as set forth in Appendix 21.1.3, Section 9.3 of Appendix 9 and Exhibits 9.3 and 9.3.2 shall be void.


     21.2 Assignment by CSXI. CSXI may not assign this Agreement without the prior written approval of each of APL and LTS, except to an Affiliate (other than Sea-Land Service, Inc. or its successor or any other ocean carrier Affiliate) of CSXI.

     21.3 Binding Effect. To the extent not prohibited hereunder, the covenants, terms, provisions and conditions of this Agreement shall apply to, bind and inure to the benefit of the respective permitted successors and assigns of APL, LTS and CSXI.

22.  DISPUTE RESOLUTION

     22.1 Disputes Subject To Procedures. All disputes, whether sounding in contract, tort or otherwise, arising out of or relating to this Agreement, including but not limited to the arbitrability of a party's claim or dispute or the breach of this provision, default under or breach of any provision in this Agreement, termination of this Agreement, all claims for indemnification, payments for services, liability for cargo loss or damage, and liability for personal injuries shall be resolved pursuant to the provisions of this Article 22 exclusively.

     22.2 Internal Review. The parties intend to expeditiously and amicably resolve any and all disputes that may arise between them. Within fifteen (15) days after receipt by either party of written notice from the other party of the existence of a dispute, the party receiving the notice shall deliver to the other party a written response. The foregoing notice and response shall describe the nature and circumstances of the dispute, state the party's position with respect to the dispute and summarize the evidence and arguments supporting the position. The managers participating in the dispute shall arrange to meet, in person or by teleconference, at a mutually agreeable time and location as soon as practicable and shall diligently attempt to resolve the dispute over the next fifteen (15) days following receipt of the response. If the parties' participating managers are not able to resolve the dispute within this fifteen
(15) day period, either party may submit the dispute to CSXI's Executive Vice President of Marketing and Sales and APL's/LTS' Vice President-Transportation Purchasing or such other senior executives as may be mutually agreed upon by the parties from time to time. The submission shall be accompanied by the original notice of dispute and response thereto and any additional evidence and arguments that may be relevant. The designated executives shall then arrange to meet, in

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person or by teleconference, at a mutually agreeable time and location as soon as practicable and shall diligently attempt to resolve the dispute over the next fifteen (15) days following submission of the dispute to them. If such executives do not agree upon a decision within fifteen (15) days after submission of the dispute to them, or such longer time as they may agree upon, then either party may, by providing a notice of arbitration to the other party, submit the dispute to arbitration in accordance with the following provisions.

     23.3 Arbitration Procedures. All disputes described in Section 22.1 of this Agreement which are not resolved under Section 22.2 of this Agreement shall be submitted for final resolution pursuant to the Commercial Arbitration Rules of the American Arbitration Association then in effect, and the parties hereby consent to the entry of judgment by any court of competent jurisdiction with respect to the decision of the arbitrator(s). The provisions of this Agreement shall control if they conflict with the Commercial Arbitration Rules. The U.S. Arbitration Act, 9 U.S.C. Sections 1-16, to the exclusion of any provisions of state law inconsistent therewith or which would produce a different result, shall govern the arbitrability of all claims. The arbitration shall be before an arbitrator selected in accordance with the Commercial Arbitration Rules. Any decision of the arbitrator shall be rendered within thirty (30) days after the completion of the presentation of evidence and witnesses. The arbitrator shall have the authority to award costs, such as pre-award interest, post\award interest, expert fees and attorneys fees as deemed equitable considering the circumstances, the outcome of the arbitration and the conduct of the parties, but shall not have the authority to award indirect, special, consequential or punitive damages or to issue equitable relief.

     22.4 Discovery and Rules. The arbitrator shall permit and facilitate such discovery as he or she shall determine is appropriate under the circumstances taking into account the needs of the parties, the relevance of the requested discovery to the matter in controversy, and the desirability of making discovery expeditious and cost-effective. The rules of arbitration may not deprive a party of the right to be represented by counsel, to present evidence, or to cross-examine witnesses presented by another party.

     22.5 Allocation of Expenses. Subject to the arbitrator's power to award costs, each party shall be responsible for the expenses, fees and costs of the arbitrator.

     22.6 Location for Arbitration. Any non-telephonic arbitration shall be held in Atlanta, Georgia.

     22.7 Judicial Proceeding. The parties agree that the only circumstances in which the parties may initiate judicial proceedings under this Agreement are to obtain injunctive relief under Section 17.3 of this Agreement or to enforce this
Article 22. In any judicial proceeding to enforce this Article 22, the only issues to be determined will be the existence of an agreement to arbitrate and the failure of a party to comply with such agreement, and those issues will be determined summarily by the court without a jury.

     22.8 Conduct of Operations. Pending resolution of any dispute brought in good faith, each party will continue to perform its obligations under this Agreement, including, but not

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limited to, the payment of all amounts due to the other party that are not in dispute, provided that the other party also continues to perform its obligations under this Agreement.

     22.9 Confidentiality of Arbitration. All aspects of the arbitration, including but not limited to all documents, testimony, information or other things produced, inspected or otherwise made available in connection with the arbitration, shall be treated as Confidential Information. Neither the parties nor the arbitrators may disclose the existence, content or results of the arbitration, except as necessary to comply with applicable law or regulatory requirements. Before making any disclosure required by law, a party shall give written notice to all other parties and shall allow such parties a reasonable opportunity to protect their interests. In no event shall such disclosure to comply with legal or regulatory requirements be deemed to waive the confidential nature of the disclosed information.

23.  AUDIT

     23.1  CSXI's Right to Audit.


           23.1.1 Timing of CSXI's Audit. CSXI shall have the right to audit
     APL and LTS as described in this Section from time to time upon thirty (30) days written notice to the applicable party, but no more frequently than once per six month period; provided however, that CSXI may conduct a follow-up audit within three (3) months of completion of any audit that reveals any material irregularities or noncompliance in the obligations being audited. CSXI's right to audit will remain in effect for twelve months after any termination or expiration of this Agreement. APL/LTS shall have the right to approve the auditor, which approval may not be unreasonably withheld or delayed.

           23.1.2 Matters Subject to CSXI's Audit. CSXI shall have the right, at its own cost and expense, to cause an independent auditor to audit APL's and LTS' books and records to confirm compliance with the items set forth in Appendix 23.1.2.

           23.1.3 Conduct of Audit. Any such audit shall be conducted at CSXI's expense during normal business hours at APL or LTS' offices and at times which do not unreasonably interfere with their business operations. The independent auditor shall protect the Confidential Information of APL and LTS and such auditor will execute confidentiality agreements in forms reasonably acceptable to CSXI and APL/LTS.

           23.1.4 Maintenance of Books and Records. APL and LTS shall maintain all necessary books and records containing information needed to effectively perform an audit for a period of three (3) years (or such longer period as may be required by law) from the date of the event reflected in such books or records and shall provide the auditor with reasonable access to such books and records.

           23.1.5 Expenses; Subject to Arbitration. If an audit determines that, as a result of misinformation provided by APL or LTS, or LTS' other failure to comply with this Agreement, CSXI undercharged APL or LTS by five percent (5%) or more with respect to any audited matter, APL and LTS will reimburse CSXI for the reasonable out-of-pocket

                                                                   Confidential
           expense of such audit. If APL or LTS disagrees with the report of any audit, the matter will be submitted to arbitration pursuant to
           Article 22.

     23.2  APL's/LTS' Right to Audit.

           23.2.1 Timing of APL's/LTS' Audit. APL/LTS shall have the right to audit CSXI as described in this Section from time to time upon thirty (30) days written notice to CSXI, but no more frequently than once per six month period; provided however that APL/LTS may conduct a follow-up audit within three (3) months of completion of any audit that reveals any material irregularities or noncompliance in the obligations being audited. This APL/LTS right to audit will remain in effect for twelve months after any termination of this Agreement. CSXI shall have the right to approve the auditor, which approval may not be unreasonably withheld or delayed.

           23.2.2 Matters Subject to APL and LTS Audit. APL/LTS shall have the right, at its own cost and expense, to cause an independent auditor to perform an audit of CSXI's books and records solely for the purposes of verifying the matters set forth in Appendix 23.2.2.

           23.2.3 Conduct of Audit. Any such audit shall be conducted, at APL's/LTS' expense, during normal business hours at CSXI's offices and at times which do not unreasonably interfere with its business operations. The independent auditor shall protect the Confidential Information of CSXI, and such auditor will execute confidentiality agreements in forms reasonably acceptable to CSXI and APL/LTS.

           23.2.4 Maintenance of Books and Records. CSXI shall maintain all necessary books and records containing information needed to effectively perform an audit for a period of three (3) years (or such longer period as may be required by law) from the date of the event reflected in such books or records and shall provide the auditor with reasonable access to such books and records.

           23.2.5 Expenses; Subject to Arbitration. If an audit determines that, as a result of misinformation provided by CSXI, CSXI's failure to properly apply the methodologies under Article 9 or other failure to comply with this Agreement, CSXI overcharged APL or LTS by five percent (5%) or more with respect to any audited matter, CSXI shall reimburse APL or LTS, as applicable, for the expense of such audit.

     23.3 Audits Under Appendix 9. Provisions for payment of audit costs under Appendix 9 are set forth in Appendix 23.3.

24.  GENERAL

     24.1 Additional Documents. Subject to the terms and conditions of this Agreement, each party will use reasonable efforts to do, or cause to be done, all actions and things necessary or advisable to consummate the transactions contemplated by this Agreement.

                                                                   Confidential

     24.2 Modification. This Agreement constitutes the entire agreement between the parties with respect to the transportation under this Agreement and supersedes all previous oral or written understandings, agreements and commitments as to the subject matter hereof. This Agreement, other than Exhibits which may be modified by one party as set forth herein, may not be modified, changed or altered except by written agreement signed by authorized representatives of the parties.

     24.3 Notices. Except as otherwise provided in this Agreement, any notice, request, demand or approval to be given hereunder shall be in writing and shall be considered delivered three (3) days after deposit with United States mail, postage prepaid, certified or registered mail, return receipt requested, or one day after deposit with UPS or other nationally recognized overnight courier service, postage prepaid or upon hand delivery, as follows:

          If to CSXI:    CSX Intermodal, Inc.
                         301 West Bay Street, 27th Floor
                         Jacksonville, Florida 32202-4434
                         Attn: Executive Vice President of Marketing and Sales

          If to APL:     APL Limited/APL Co. Pte Ltd.
                         1111 Broadway
                         Oakland, CA 94607
                         Attn:  Law Department

          If to LTS:     Pacer International, Inc.
                         d/b/a Pacer Stacktrain
                         2300 Clayton Road
                         Concord, California 94520
                         Attn: Vice President Transportation Purchasing

Any party may change the person to be notified or its address by written notice to the other.

     24.4 Waiver. If a party delays or fails to enforce any term or condition of this Agreement, it will not be considered a waiver of enforcement or further enforcement of that or any other term or condition. If a party consents or approves of any act by the other party, it will not be considered to waive or render unnecessary consent to or approval of any subsequent similar act.

     24.5 Severability. Each and every clause of this Agreement shall be severable from each other. In the event that any particular clause herein shall be held invalid and null and void in any judicial proceeding, such finding shall have no effect on the remaining clauses.

     24.6 Applicable Law. This Agreement is subject to, and shall be construed and enforced in accordance with, the laws of the State of Florida (excluding the principles thereof governing conflicts or choice of law).

                                      -21-                          Confidential

     24.7 Jurisdiction and Venue. Subject to the parties' agreement to arbitrate, each party (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in any court of competent jurisdiction in the City of Jacksonville or in the United States District Court for the Middle District of Florida, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (c) waives any objection which it may have to the laying of venue of any such suit or proceeding in any of such courts.

     24.8 Survival. The provisions of Articles 11, 13, 14, 15, 17, 22 and 23, and the Exhibits and Appendices referenced in such Articles, and Sections 19.4, 19.5, 24.6, 24.7 and 24.8 of this Agreement and any other provision that by its terms or meaning is intended to survive, shall survive any termination of this Agreement.

     24.9 Benefit of Parties. Nothing in this Agreement shall be construed to give any person or entity other than CSXI, APL and LTS, and their respective successors and permitted assigns, any legal or equitable right, remedy or claim under this Agreement.

     24.10 Time is of Essence. Time is of the essence in the performance of each party's obligations under this Agreement.


     24.11 Interpretation. The parties acknowledge that the terms and conditions of this Agreement are the result of their cooperative effort and, as such, no provision shall be more strictly construed against a party on the basis that such party was responsible for drafting such provision.

     24.12 Joint and Several Liability. APL and LTS each agree that it shall be jointly and severally liable for all APL or LTS obligations hereunder.

     24.13 Cumulative Remedies. All rights and remedies conferred under this Agreement or by any other instrument or law shall be cumulative and may be exercised singularly or concurrently.

     24.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      -22-                          Confidential

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers the day and year first above written.

                                           CSX INTERMODAL, INC.

                                           By: /s/  Clarence W. Gooden
                                             -----------------------------------

                                           Print Name: Clarence W. Gooden
                                                      --------------------------

                                           Title: President
                                                 -------------------------------


                                           PACER INTERNATIONAL, INC.,
                                                 d/b/a PACER STACKTRAIN

                                           By: /s/  Larry Yarberry
                                              ----------------------------------

                                           Print Name: Larry Yarberry
                                                      --------------------------

                                           Title: Executive Vice President
                                                 -------------------------------


                                           APL LIMITED

                                           By: /s/  Timothy J. Windel
                                              ----------------------------------

                                           Print Name: Timothy J. Windel
                                                      --------------------------

                                           Title: Vice President
                                                 -------------------------------


                                           APL CO. PTE LTD.


                                           By: /s/  Timothy J. Windel
                                              ----------------------------------

                                           Print Name: Timothy J. Windel
                                                      --------------------------

                                           Title: Vice President
                                                 -------------------------------

                                                                    Confidential

                                  APPENDIX 1.1

                                   DEFINITIONS

     The following capitalized terms used in this Agreement will have the following meanings:

          1.1.1 "AAR" means the Association of American Railroads.

          1.1.2 "Affiliate" means any entity that, under the principles of statutory or common law, controls, is controlled by or is under common control with another entity; "Affiliate" shall not, however, include (a) entities related to LTS if they are not involved in or in need of intermodal transportation of Containers or Trailers within the Eastern States or (b) any entity or holding acquired or held by an Apollo Entity (other than LTS and its Affiliates, as defined above through subparagraph
     (a)) which is not operationally (other than as a customer), managerially or otherwise related to LTS or APL, except through its affiliation with an Apollo Entity.

          1.1.3 This "Agreement" means this Intermodal Transportation Agreement, as amended and in effect from time to time, including all Exhibits, Appendices and other documents referenced herein.

          1.1.4 "APL/LTS" means APL and LTS.

          1.1.5 "APL/LTS Kearny Costs" shall have the meaning set forth in
     Section 6.3.2 of Appendix 6.

          1.1.6 "APL Movement" means a movement of a Container or Trailer arranged by or for the benefit of APL.

          1.1.7 "Apollo Entity" means Apollo Management, L.P. or any its Affiliates.

          1.1.8 "CFS" means APL's container freight station in South Kearny, New Jersey.

          1.1.9 "Chassis" means a wheeled underframe that can be attached to a Container with a device for coupling to a self-powered tractor for movement over the highway.

          1.1.10 "Closing Date" means the date that the transaction between Conrail, CSX Corporation and others is closed pursuant to the Transaction Agreement dated June 10, 1997 between the parties to that transaction.

          1.1.11 "Combined Terminal" means the Terminal in South Kearny, New Jersey resulting from the combination of the Conrail intermodal terminal and the APL terminal known as "APINY".

                                   App. - 1 -                      Confidential

          1.1.12 "Competitor" means a single business entity and its Affiliates (excluding agents for alliances and consortia) that has a written transportation agreement with CSXI with a term of at least five (5) years under which the business entity commits to tender to CSXI either (i) 95% of its and its Affiliates' volume or (ii) volumes of its and its Affiliates' Containers and Trailers that are at least equal to those moved from time to time by APL and LTS under this Agreement.

          1.1.13 "Confidential Information" means the terms and conditions of this Agreement and information that is proprietary to or held in confidence by CSXI or APL/LTS, including, but not limited to, customer lists and information, pricing formulas and data, rail rates and other charges set forth herein, origin and destination information, traffic volumes and commodities moved, train schedules and/or performance, cost data, financial information, operating procedures and business plans and strategies.

          1.1.14 "Conrail Agreement" means the API-Conrail Transportation Service Agreement, as amended, dated June 1, 1988 between Conrail, American President Intermodal Company, Ltd. and American President Lines, Ltd.

          1.1.15 "Container" means a freight vehicle meeting ISO standards with devices to enable ready attachment to a Chassis and which when loaded can be stacked on a stack Intermodal Car.

          1.1.16 "Container Rules" mean the Container and Trailer (TOFC/COFC) Interchange Rules of the AAR, as amended and in effect at the time of transportation under this Agreement.

          1.1.17 "Conrail" means Consolidated Rail Corporation.

          1.1.18 "Core Network" means those railroad O/D Pairs served from time to time by CSXI's Affiliate, CSXT, including any O/D Pairs added in the future by CSXI or its Affiliates as a result of corporate transactions or otherwise.

          1.1.19 "Cross-town Service" shall have the meaning set forth in Paragraph B. 2.3.(8) of Exhibit 9.2.

          1.1.20 "CSXI" means CSX Intermodal, Inc.

          1.1.21 "CSXT" means CSX Transportation, Inc.

          1.1.22 "CY" means a container yard.

          1.1.23 "Dedicated Train" means a scheduled or non-scheduled train carrying APL/LTS shipments (and shipments added by western carriers in similar Equipment with the same destination as the APL/LTS shipments) that is operated by CSXI at the specific request of APL/LTS.

                                   App. - 2 -                       Confidential

          1.1.24 "Directory No. 1" means CSXI's Service Directory No. 1, as it may be amended, supplemented or superseded from time to time and in effect on the date of service.

          1.1.25 "Directory No. 3" means CSXI's Intermodal Directory No. 3, as it may be amended, supplemented or superseded from time to time and in effect on the date of service.

          1.1.26 "Directory No. 8" means CSXI's Intermodal Directory No. 8, as it may be amended, supplemented or superseded from time to time and in effect on the date of service.

          1.1.27 "Domestic Service" means rail transportation service of a loaded or empty Container without a prior or subsequent waterborne movement.

          1.1.28 "Domestic Container" means a Container used in Domestic
     Service.

          1.1.29 "Door Move" means an APL or LTS Movement for which APL or LTS is responsible for transportation of the cargo beyond the intermodal rail ramp to the actual destination.

          1.1.30 An "Eastern State" means a state specified in Exhibit 1.1.30.

          1.1.31 An "Eastern Zone" means one of five areas within the Eastern States specified in Exhibit 1.1.31.

          1.1.32 "EDI" means electronic data interchange.

          1.1.33 "Effective Date" shall have the meaning set forth in Section
     3.4 of the Agreement.

          1.1.34 "EMP/NACS R/T Rate" shall have the meaning set forth in Paragraph B.2.3(11) of Exhibit 9.2.

          1.1.35 "Equipment" means Containers and Chassis.

          1.1.36 "ETA" means estimated time of arrival.

          1.1.37 "Existing LTL Shippers" mean those existing LTL Shippers of LTS set forth in Exhibit 1.1.37 as it may be amended from time to time upon mutual agreement of the parties.

          1.1.38 "Existing TPI Customers" mean those existing international shipping customers of LTS set forth in Exhibit 1.1.38 as it may be amended from time to time upon mutual agreement of the parties.

          1.1.39 "FAK" has the meaning set forth in Appendix 7.5.

                                   App. - 3 -                       Confidential

          1.1.40 "FEU" means forty (40) foot equivalent units. For example, one 40 foot, one 45 foot, one 48 foot or one 53 foot Container equals one FEU and two 20 foot Containers equal one FEU.

          1.1.41 "Finished Vehicles" means (as described in STCC 3711) (i) vehicles whose titles are held by any primary vehicle manufacturer, their subsidiaries or their Affiliated companies or (ii) vehicles which are destined for distribution and sale by any retail automobile dealership.

          1.1.42 "Gateway" means any area within or near the western border of Michigan, Illinois, Missouri, Kentucky, Tennessee, Mississippi, or Louisiana, within which rail cars and their Containers are interchanged between CSXT and another rail carrier, including but not limited to New Orleans, Louisiana; Memphis, Tennessee; Chicago, Illinois and East St. Louis, Illinois.

          1.1.43 "Hot Container" means a priority shipment designated by APL/LTS in accordance with Section 6.5.2 of Appendix 6.

          1.1.44 "IMC" means intermodal marketing company.

          1.1.45 "IMS" means APL Intermodal Management Services, a division of American Consolidation Services of North America, Ltd., which is a subsidiary of APL Limited offering retail intermodal services.

          1.1.46 "Intermodal Cars" mean standard railroad flat cars or stack cars designed to transport Domestic and International Containers and Chassis in intermodal service.

          1.1.47 "International Container" means a container used in International Service.

          1.1.48 "International Service" means rail transportation service of a Container that has a prior or subsequent waterborne movement on the Pacific Ocean. Such a Container will be considered to be in "International Service" according to the following:

                 (a) If the Container moving over the Pacific Ocean made landfall loaded with cargo, it will be and remain in International Service for so long as it remains loaded and, if it is first unloaded within the Eastern States, it will be and remain in International Service for so long as and only if it remains empty until it leaves the Eastern States.

                 (b) If the Container made landfall empty, it will be and remain in International Service for so long as it remains empty and, if it is first loaded with cargo in the Eastern States, it will be in International Service for so long as and only if it remains loaded and is intended to be placed on a ship for waterborne transportation on the Pacific Ocean.

                                    App. -4-                       Confidential

                 (c) If the Container is loaded or unloaded within the Eastern States, will be and remain in International Service for so long as and only if it remains in that loaded or empty condition until it is placed on a ship for waterborne transportation on the Pacific Ocean.

          1.1.49 A "Lane" means a rail movement on a round-trip basis between two rail service points (i.e., O/D Pairs).

          1.1.50 "Losses" mean any and all claims, liabilities, demands, damages, losses, penalties, fines, costs and expenses, including but not limited to attorneys', paralegals' and experts' fees and expenses and other costs of defense.

          1.1.51 "LTL Shippers" mean motor transportation providers moving less than truckload size shipments.

          1.1.52 "LTS Directory" means the LTS Stacktrain Services Directory, as it may be amended, supplemented or superseded from time to time and in effect on the date of service.

          1.1.53 "LTS Movement" means a movement of a Container or Trailer arranged by or for the benefit of LTS, other than an APL Movement in International Service.

          1.1.54 "LTS R/T Rate" shall have the meaning set forth in Paragraph B.2.3(11) of Exhibit 9.2.

          1.1.55 "Methodology" means the methodology for comparing the APL/LTS rates to rates offered to other CSXI customers set forth in Exhibit 9.2.

          1.1.56 "Mirror Period" shall have the meaning set forth in Paragraph
     A.11.3 of Exhibit 9.2.

          1.1.57 A "movement of the same type and size" means a movement of Containers of the same type (whether loaded or empty, whether International or Domestic) and size (whether 20', 40', 45', 48', 53' or other).

          1.1.58 "Network Service Standard" shall have the meaning set forth in
     Section 10.1.1 of Appendix 10.

          1.1.59 "NOL" means Neptune Orient Lines Ltd.

          1.1.60 "NS" means the Norfolk Southern Corporation and its Affiliates.

          1.1.61 An "O/D Pair" means one way from an origin to a destination.

                                    App. -5-                        Confidential

          1.1.62 "Premium O/D Pair" means one of up to eight high-volume, high-density O/D Pairs set forth in Exhibit 1.1.62 as it may be amended from time to time upon mutual agreement of the parties.

          1.1.63 "Premium O/D Service Standard" shall have the meaning set forth in Section 10.1.2 of Appendix 10.

          1.1.64 "Rail Allocation" means that portion of any change in the RPU for LTS Movements in Transcontinental Domestic Service that is pursuant to agreement shared among the rail carriers.

          1.1.65 "Ramp Move" means an APL or LTS Movement for which APL's or LTS' responsibility for transportation of the cargo ends at the intermodal rail ramp.

          1.1.66 "Rate Exhibits" mean Exhibits 4.1.1 to 4.1.5 setting forth linehaul rates for transportation of shipments of the type and size described therein.

          1.1.67 "RCAF" means the Rail Cost Adjustment Factor, unadjusted for productivity, published by the AAR from time to time.

          1.1.68 "RPU" means linehaul revenues earned per Container.

          1.1.69 "Slider Chassis" mean Chassis types that accommodate more than one size of Container.

          1.1.70 "SPQ" means a Special Price Quotation provided by CSXI based upon the beneficial owner of the cargo, type of cargo, Equipment or the origin and destination of a movement.

          1.1.71 "STCC" means Standard Transportation Commodity Code.

          1.1.72 "Subcontractors" mean inspectors, repairmen, vendors, subcontractors, representatives and agents.

          1.1.73 "Terminal" means any one of the intermodal terminals operated by CSXI or its Affiliates serving the Core Network from time to time.

          1.1.74 "TPI Customer" means an international shipping enterprise (other than APL and its Affiliates) which has engaged APL or LTS to arrange Transcontinental International Service for Containers owned or leased by that international shipping enterprise.

          1.1.75 "Trailers" means a vehicle equipped with a permanent undercarriage or wheel assembly, with a device for coupling to a self-powered tractor for movement.

                                    App. -6-                        Confidential

          1.1.76 "Truckload Shippers" means motor transportation providers moving only truckload size loads, other than J.B. Hunt and Schneider and their respective Affiliates.

          1.1.77 "Transcontinental" or "Transcontinentally" is used to describe a movement (i) from a point outside the Eastern States that is west of the Continental Divide to a point inside the Eastern States or (ii) from a point inside the Eastern States to a point outside the Eastern States that is west of the Continental Divide.

          1.1.78 "Western Zone" means one of the three areas on the west coast of the United States as set forth in Exhibit 1.1.31.

                                    App. -7-                        Confidential

                                  APPENDIX 4.1

                        RAIL SERVICES AND LINEHAUL RATES

     Upon the Effective Date and during the term of this Agreement, CSXI will arrange for rail transportation linehaul services for the movements described below:

          4.1.1 APL Movements in Pacific International Service. APL Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by APL or its Affiliates in Transcontinental International Service. Rates for those APL Movements between O/D Pairs established to date are set forth in Exhibit 4.1.1.

          4.1.2 APL and LTS Transcontinental Domestic Movements. APL or LTS Movements of Containers (excluding temperature controlled and tank Containers) owned or leased by APL or its Affiliates or Containers owned or leased by LTS or its Affiliates in Transcontinental Domestic Service. Rates for those APL or LTS Movements between O/D Pairs established to date are set forth in Exhibit 4.1.2.

          4.1.3 TPI Movements. APL or LTS Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by Existing TPI Customers in Transcontinental International Service. Rates for those APL or LTS Movements for Existing TPI Customers between O/D Pairs established to date are set forth in Exhibit 4.1.3.

          4.1.4 Temperature Controlled Movements. LTS Movements of temperature controlled Containers owned or leased by third parties in Transcontinental Domestic Service. Rates for those LTS Movements between O/D Pairs established to date are set forth in Exhibit 4.1.4.

          4.1.5 Empty Movements with Prior and Subsequent Transcontinental Movements. APL or LTS Movements of empty Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by LTS or APL or their Affiliates between an origin and a destination which are both in the Eastern States and where that movement has immediately prior and subsequent Transcontinental movements. Rates for those APL or LTS Movements between O/D Pairs established to date are set forth in Exhibit 4.1.5.

                                    App. -8-                        Confidential

                                  APPENDIX 4.3

                      TERMINAL AND CONTAINER YARD SERVICES

     CSXI will provide the Terminal and CY services, and APL/LTS will use and pay for such services, at the Terminals as described and at the charges set forth in Exhibit 4.3 and as set forth in Directory No. 1 as modified herein. At any time and from time to time three (3) years or more after the Effective Date, upon thirty (30) days' prior notice to APL/LTS, CSXI may propose changes to
Exhibit 4.3. APL/LTS may object to any changes to Exhibit 4.3 that have a material economic impact on their business. The parties agree to negotiate in good faith to contractually modify any such change to address APL's/LTS' objection. If, after good faith negotiations, CSXI and APL/LTS are unable to reach agreement, either CSXI or APL/LTS may submit their dispute to arbitration under Article 22. In determining how to resolve a dispute regarding a change to
Exhibit 4.3, the arbitrator shall consider, among other relevant factors, (a) changes in the governmental regulations affecting the transportation industry resulting in increased costs in providing these Terminal services, (b) a material disparity between the actual costs to CSXI to provide these Terminal services and the Terminal charges then in effect such that the profitability of performing these services for APL/LTS has become materially less than it was on the Effective Date of this Agreement, and (c) the economic disadvantages to APL and LTS and APL's or LTS' capability to competitively increase rates to its customers to compensate for the increased costs which APL and LTS will incur as a result of the proposed changes. No change to which APL/LTS has objected will take effect until APL/LTS has agreed to the original or modified change or the matter has been resolved by arbitration. CSXI, at its option, may provide any Terminal services not described in Exhibit 4.3 or in Directory No. 1 requested by APL or LTS on terms and rates mutually agreed to by the parties.

                                    App. -9-                        Confidential

                                  APPENDIX 4.4

                      COOPERATIVE EFFORTS TO MINIMIZE COSTS

         It is the parties' intent that, at the onset of this Agreement, APL and LTS shall not incur a cost increase or dilute the rate reductions secured under this Agreement by utilizing Dedicated Trains under Section 4.4 of the Agreement in an effort to substantially duplicate schedules and frequency of service enjoyed prior to the Effective Date. The parties will coordinate train schedules and otherwise cooperate with each other in order to minimize each party's cost exposure from operating an increased number of Dedicated Trains when compared to the number operated prior to the Effective Date.

                                    App. -10-                       Confidential

                                  APPENDIX 4.5

                           NS EXCLUSIVE POINT SERVICE

         4.5.1 Ramp Moves. For locations where the NS provided direct service to APL or LTS but CSXI does not provide such service, the rates for Ramp Moves in effect on the Effective Date either (a) include an amount reflecting the motor carrier expense which CSXI incurs on behalf of APL or LTS or (b) are lower rates which reflect the fact that APL or LTS pays the motor carrier directly. In either case, except as a result of rate adjustments under this Agreement, APL and LTS will pay no more for the total move to these NS exclusive points than they were paying on a per Container basis before the Effective Date. The parties agree to coordinate intermodal access to these locations to minimize the cost of Ramp Moves to APL/LTS and CSXI.

         4.5.2 Door Moves. With respect to those locations where CSXI does not provide direct rail service but the NS does provide direct rail service, if the move has been designated as a Door Move, in performing the services under Sections 4.1.1, 4.1.2, 4.1.3, 4.1.4 and 4.1.5 of Appendix 4.1, CSXI and APL/LTS will coordinate delivery of cargo to the customer's door from either a Terminal or CSXI's drop lot so as to offer a transit schedule to that customer substantially equivalent to or better than that enjoyed via APL's/LTS' routing on the NS in 1998. The parties will coordinate intermodal access to these locations that minimizes each party's cost exposure.

                                    App. -11-                       Confidential

                                  APPENDIX 4.8

                           TRAIN SCHEDULES AND ROUTING

         CSXI will work jointly with APL/LTS to establish mutually agreeable train schedules for each origin/destination pair on the Core Network. Such train schedules will be equal to or faster than those offered to other similarly situated intermodal customers of CSXI, including train schedules used to transport shipments in CSXI owned or leased Containers or Trailers. CSXI will notify APL/LTS of any changes in a train schedule at least sixty (60) days in advance (unless law, regulation or overriding commercial circumstances require a shorter notice period) and on a continuing basis through communications between the CSXI Customer Service Center and appropriate offices of APL/LTS, semi-annual service improvement meetings and APL/LTS and CSXI service design group discussions. CSXI will consult with APL/LTS, will consider the harm to APL's and LTS' competitiveness from the change in the train schedule and endeavor to accommodate APL's/LTS' reasonable requests to the extent commercially practicable in making its determination regarding the train schedule. If CSXI and APL/LTS are unable to agree on a change to the train schedule and CSXI makes the train schedule change, APL or LTS may divert Container traffic in that Lane, and the volume commitments shall be adjusted as to that Lane provided that APL or LTS is able to demonstrate that it would suffer substantial economic harm as a result of the train schedule change and CSXI is unable to remedy that economic harm. Unless APL or LTS exercises this right to divert Container traffic within one hundred eighty (180) days of the change in the train schedule, the volume commitment shall not be adjusted as to that Lane. Events that constitute "substantial economic harm" from a train schedule change include but are not limited to: (a) shipments that under the train schedule prior to the change were available between 6:00 a.m. and 8:00 a.m. are not available prior to 10:00 a.m.;
(b) the train schedule change results in an additional day in the availability when compared to its availability prior to the train schedule change; and (c) shipments that under the prior train schedule were available between 9:00 a.m. and 11:59 a.m. are no longer available prior to 2:00 p.m. For purposes of this Appendix 4.8, the term "availability" refers to a Container's availability at a Terminal or west coast destination.

                                    App. -12-                       Confidential

                                  APPENDIX 4.9

                             CSXI'S RIGHT TO MODIFY

         CSXI may modify, add or delete Terminal services, hours of operation, Terminals or other facilities and change the services it offers to customers from time to time. CSXI will notify APL/LTS of any such modifications, additions or deletions at least sixty (60) days in advance (unless law, regulation or overriding commercial circumstances require a shorter notice period) and on a continuing basis through communications between the CSXI Customer Service Center and appropriate offices of APL/LTS, semi-annual service improvement meetings and APL/LTS and CSXI service design group discussions. CSXI will consult with APL/LTS, will consider the harm to APL's and LTS' competitiveness from these changes and endeavor to accommodate APL's/LTS' reasonable requests to the extent commercially practicable in making its determination regarding these changes. If CSXI and APL/LTS are unable to agree on a change to CSXI's services and CSXI makes the change to its service, APL or LTS may divert Container traffic affected by the change in CSXI service, and the volume commitments shall be adjusted as to that Container traffic provided that APL or LTS is able to demonstrate that it would suffer substantial economic harm as a result of the services change and CSXI is unable to remedy that economic harm. Unless APL or LTS exercises this right to divert Container traffic within one hundred eighty
(180) days of the change in CSXI service, the volume commitment shall not be adjusted as to that Container traffic.

                                    App. -13-                       Confidential

                                  APPENDIX 4.11

                        APPLICABILITY OF DIRECTORY NO. 1

         All services provided to APL/LTS by CSXI on the Core Network or at any Terminal under this Agreement are subject to the provisions of Directory No. 1 as modified in Exhibit 4.11. In the event of any conflict between the terms of this Agreement and terms of Directory No. 1, the terms of this Agreement shall prevail. APL and LTS acknowledge receipt of the current Directory No. 1. CSXI may amend or reissue Directory No. 1 from time to time upon thirty (30) days' prior written notice. APL/LTS may object to any changes in an amended or reissued Directory No. 1 that have a material economic impact on their business. The parties agree to negotiate in good faith to contractually modify any such change to address APL's/LTS' objection. If, after good faith negotiations, CSXI and APL/LTS are unable to reach agreement, either CSXI or APL/LTS may submit their dispute to arbitration under Article 22. In determining how to resolve a dispute regarding a change to Directory No. 1, the arbitrator shall consider, among other relevant factors, (a) changes in the governmental regulations affecting the transportation industry resulting in increased costs that are not then accounted for in the Directory charges then in effect, (b) a material disparity between CSXI's costs in performing these Directory No. 1 services and the amount it is permitted to charge APL or LTS under this Agreement such that the profitability of performing these services for APL/LTS has become materially less than it was on the Effective Date of this Agreement and (c) the economic disadvantages to APL and LTS and APL's or LTS' capability to competitively increase rates to its customers to compensate for the increased costs which APL and LTS will incur as a result of the proposed changes. No change to which APL/LTS has objected will take effect until the APL/LTS has agreed to the original or modified change or the matter has been resolved by arbitration. APL/LTS will, however, comply in full with, and shall not have the right to object to, all provisions in Directory No. 1 related to requirements of federal, state, and local laws or ordinances or provisions related to safety, hazardous materials, and environmental issues.

                                    App. -14-                       Confidential

                                  APPENDIX 4.13

                             OTHER TYPES OF TRAFFIC

         Services and linehaul rates for any APL or LTS Movements of Containers owned or leased by APL, LTS or their respective Affiliates in International or Domestic Service with a prior or subsequent waterborne movement on the Atlantic Ocean or the Gulf of Mexico will be set forth in a separate agreement. Similarly, services and linehaul rates for any APL or LTS Movements of Containers owned or leased by APL, LTS or their respective Affiliates in Domestic Service with both the initial rail origin and final rail destination in the Eastern States, other than empty Container movements described in Section
4.1.5 of Appendix 4.1, will be set forth in a separate agreement.

                                    App. -15-                       Confidential

                                  APPENDIX 5.2

                                VOLUME COMMITMENT

         5.2.1 APL's International Volume Commitment. During each calendar year of this Agreement, APL will tender to CSXI, through LTS or otherwise, a minimum of 95% of all rail APL Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by APL or its Affiliates (including but not limited to NOL) in Transcontinental International Service involving rail movements east of a Gateway.

         5.2.2 APL and LTS' Transcontinental Domestic Volume Commitment. During each calendar year of this Agreement, APL and LTS will tender to CSXI a minimum of 95% of all rail APL and LTS Movements in Transcontinental Domestic Service involving rail movements east of a Gateway of Containers (excluding temperature controlled and tank Containers) owned or leased by APL or its Affiliates (including but not limited to NOL) and Containers owned or leased by LTS or its Affiliates.

         5.2.3 LTS' TPI Volume Commitment. During each calendar year of this Agreement, APL and LTS will tender to CSXI a minimum of 95% of all rail APL or LTS Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by Existing TPI Customers in Transcontinental International Service involving rail movements east of a Gateway. To the extent that CSXI provides rates and service to additional TPI Customers obtained by APL or LTS from time to time and such additional TPI Customers are added to Exhibit 1.1.38, then APL and LTS will be subject to the foregoing volume commitment with respect to such additional TPI Customers.

         5.2.4 Empty Container Volume Commitment. During each calendar year of this Agreement, APL and LTS will tender to CSXI a minimum of 95% of all APL and LTS Movements by rail of empty Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by LTS, APL or their respective Affiliates (a) between an origin and destination which are both in the Eastern States where that movement has immediately prior and subsequent Transcontinental movements and (b) moving in Domestic Service to or through a Gateway.

         5.2.5 LTS' Transcontinental Temperature Controlled Volume Commitment. During each calendar year of this Agreement, LTS will tender to CSXI a minimum of 95% of all rail LTS Movements in Transcontinental Domestic Service involving rail movements east of a Gateway of temperature controlled Containers owned or leased by third parties.

         5.2.6 Exemption for Low Volume Lanes. The foregoing volume commitments shall not apply to any Lane in which APL's and LTS' combined annual volume is less than 500 Containers of all sizes and types.

         5.2.7 Compliance with the Volume Commitments. APL and LTS shall not arrange for, solicit or permit the rail transportation of (a) cargo or Containers in Transcontinental International Service, (b) cargo or Containers in Transcontinental Domestic Service, (c) empty

                                    App. -16-                       Confidential

Containers in Domestic Service or (d) third parties' temperature controlled Containers through persons or entities in a manner that results in avoidance of the volume commitments. However, APL shall not be in violation of this Section
5.2.7 of this Appendix 5.2 when IMS does not tender its shipments to LTS provided that APL or LTS cannot use this exception to avoid the volume commitments.

         5.2.8 Reports on Volume Guarantee. Within thirty (30) days following the end of each calendar year and at the request of CSXI, APL/LTS shall provide to CSXI a certification as to whether or not APL and LTS are in compliance with the volume commitments set forth in this Appendix 5.2. If the certification shows that APL or LTS is not in compliance with the volume commitments, APL/LTS shall certify the extent thereof.

         5.2.9 Liquidated Damages. APL and LTS shall pay to CSXI, as liquidated damages and not as a penalty, an amount equal to Seventy-Five and 00/100 Dollars ($75.00) multiplied by the number of Containers by which APL and LTS failed to comply with each of the volume commitments under this Appendix 5.2. This amount shall be paid with the certification described in Section 5.2.8 of this Appendix 5.2.

                                    App. -17-                       Confidential

                                  APPENDIX 5.8

                  NOTIFICATION TO CUSTOMERS OF DIRECTORY NO. 1

         APL and LTS shall inform its customers that the provisions of Directory No. 1 apply to their shipments using CSXI's transportation services and they must comply with provisions of Directory No. 1. If (a) LTS states in the LTS Directory that Directory No. 1 applies to any services rendered by CSXI and that CSXI has a maximum limitation of liability of $250,000 per Container, (b) the LTS Directory is provided to LTS' customer and (c) the customer's contract with LTS incorporates the LTS Directory, then LTS will be deemed to have met its obligation to inform its customers of the applicability of Directory No. 1. If APL develops an equivalent procedure for notifying its customers of the applicability of Directory No. 1 and of its limitations of liability, then APL will be deemed to have met its obligation to inform its customers of the applicability of Directory No. 1.

                                    App. -18-                       Confidential

                                  APPENDIX 7.2

                 NONAPPLICABILITY OF RATES FOR CERTAIN SHIPPERS

         Movements for J.B. Hunt and Schneider (whether or not moving in Containers owned or leased by LTS, APL or their respective Affiliates), other Truckload Shippers (unless moving in APL or LTS owned or leased Containers), United Parcel Service, LTL Shippers other than the Existing LTL Shippers, TPI Customers other than the Existing TPI Customers, the United States Postal Service and Finished Vehicle Shipments may not be transported at the rates set forth in the Rate Exhibits. LTS shall be permitted to offer applicable APL/LTS linehaul rates available under this Agreement to its Existing LTL Shippers and Existing TPI Customers.

                                    App. -19-                       Confidential

                                  APPENDIX 7.3

                                  NO CO-LOADING

         APL/LTS shall not use the linehaul rates provided under this Agreement for movements of empty or loaded Containers owned or leased by asset-owning transportation providers other than its Existing TPI Customers, Existing LTL Shippers or Affiliates of APL or LTS.

                                    App. -20-                       Confidential

                                  APPENDIX 7.5

                                 FAK CARGO ONLY

         The rates set forth in the Rate Exhibits apply only to cargo which is accepted under freight, all kinds ("FAK") pricing as defined in Directory No. 1; provided however, that the rates in the Rate Exhibits shall apply to bundled Chassis and cigarettes moved in Containers. If APL or LTS wish to transport non-FAK cargo (other than bundled Chassis and cigarettes) in movements otherwise covered under a Rate Exhibit, APL or LTS may request an SPQ.

                                    App. -21-                       Confidential

                                  APPENDIX 7.6

                          CONVENTIONAL/STACK CAR RATES

         Separate rates are set forth in the Rate Exhibits for Containers moving in stack Intermodal Car service and Containers moving TOFC in conventional service and shall apply depending on whether the shipments are moved in stack or conventional service. CSXI acknowledges that prior to the Effective Date, APL and LTS moved a certain percentage of its Containers in the Southeast in stack service and the remaining percentage in conventional service. It is the parties' intent that, at the onset of this Agreement, APL and LTS shall not incur a cost increase or dilute the rate reductions secured under this Agreement if the decrease in the percentage of APL and LTS shipments in stack service results from certain Lanes in the Core Network not being cleared for stack Intermodal Car service or results from the train schedules implemented by CSXI. The parties will cooperate with each other in order to minimize each party's cost exposure from operating a decreased percentage of stack Intermodal Cars when compared to the percentage operated prior to the Effective Date.

                                    App. -22-                       Confidential

                                  APPENDIX 7.10

                        EFFECTIVE DATE OF NORTHEAST RATES

         It is contemplated by the parties that the Closing Date will be June 1, 1999 and the rates in the Rate Exhibits applicable to Northeastern traffic will be effective on December 1, 1999. If the Closing Date is later than July 1, 1999, CSXI will refund to APL and LTS the difference between the total freight charges paid to Conrail at the current Conrail rates and the freight charges that APL and LTS would have paid under the Rate Exhibits for Northeastern traffic for the period of time commencing January 1, 2000, until the rates in the Rate Exhibits become effective. Payment of such refund will be made within thirty (30) days of the effective date of the Rate Exhibits as they apply to Northeastern traffic.

                                    App. -23-                       Confidential

                                   APPENDIX 8

                                RATE ADJUSTMENTS

     8.1 Rate Changes. The linehaul rates set forth in the Rate Exhibits shall be adjusted as set forth in this Appendix 8.

     8.2  APL International Rate Adjustments.

          8.2.1 RCAF Adjustment. Beginning July 1, 2000, the linehaul rates set forth in Exhibit 4.1.1 shall be adjusted semi-annually by a percentage equal to fifty percent (50%) of the percentage change in the RCAF calculated as set forth below. The percentage change will be calculated to the third decimal place. Any adjustments to linehaul rates shall be rounded to the nearest whole dollar. The adjusted linehaul rates shall be computed as follows:

Step 1.)

For July 1 Adjustment

((1/st/ Quarter Current Year RCAF) - (3rd Quarter Prior Year RCAF)) = A (as a %)
 -----------------------------------------------------------------
                      3/rd/ Quarter Prior Year RCAF

For January 1 Adjustment

((3/rd/ Quarter Prior Year RCAF) - (1/st/ Quarter Prior Year RCAF)) = A (as a %)
 -----------------------------------------------------------------
                  1/st/ Quarter Prior Year RCAF

Step 2.)

Take A for the adjustment date at issue multiply by (.5)  =   50% of RCAF change
                          =     B as a %

Step 3.)

     Take current rate multiply by (1 + B) = Adjusted Rate

          8.2.2 Limitations on Adjustments. Notwithstanding the foregoing, the adjustment set forth in this Section 8.2 of this Appendix 8 shall not exceed two percent (2%), up or down in any calendar year period.

     8.3 LTS Transcontinental Domestic Rate Adjustments. Beginning April 1, 2000, the linehaul rates for loaded Containers set forth in Exhibit 4.1.2, as then in effect, shall be adjusted quarterly in the following manner:

                                   App.- 24 -                       Confidential

     8.3.1 Year 1 to Year 4 Adjustment. For the first four calendar years of this Agreement, LTS will, within fifteen (15) days after the end of each three month period ending February 28 (or 29 in a leap year), May 31, August 31 or November 30, notify CSXI of average RPU changes, by O/D Pair and type and size of Container, that it has experienced in arranging Transcontinental Domestic Service for its customers in Containers owned or leased by APL, LTS or their respective Affiliates during that three month period. The linehaul rate set forth in Exhibit 4.1.2 as then in effect for each O/D Pair and type and size of Container will be adjusted up or down by 12% of the LTS average RPU change for that O/D Pair and type and size of Equipment. For example: if the average eastbound loaded 53' rate from March 1 through May 30, 2000 between Chicago and Jacksonville was $2000 and for the same traffic from June 1 to through August 31, the rate enjoyed by LTS was $2200, then CSXI's charges to LTS would increase by 12% of $200, or $24 for the 3 month period between October 1 and December 31, 2000.

     8.3.2 Year 5 to Year 8 Adjustment. Beginning in the fifth calendar year of this Agreement, Transcontinental Domestic linehaul rates set forth in Exhibit 4.1.2, as then in effect, will be adjusted quarterly, in the following manner:

           (a) Each linehaul rate set forth in Exhibit 4.1.2 will be divided in half creating "Half #1" and "Half #2".

           (b) Half #1 will be adjusted in the manner described in Section 8.3.1 of this Appendix 8. However, the adjustment factor will be 16% of the dollar change in the LTS average RPU. The same quarterly data will apply.

           (c) Half #2 will be adjusted in the manner described in Section 8.2 of this Appendix 8.

           (d) Half #1 and Half #2 will be summed, resulting in a new linehaul rate to LTS.

           (e) Since the Half #2 adjustment is taken semi-annually, only the Half #1 adjustment will be calculated in connection with the April 1 and October 1 adjustment.

     8.3.3 Year 9 to Year 12 Adjustment. Beginning in the ninth calendar year of this Agreement, Transcontinental Domestic linehaul rates set forth in Exhibit 4.1.2, as then in effect, will be adjusted in the same manner as in Section
8.3.2 of this Appendix 8 hereof, except the adjustment factor to Half #1 described in Section 8.3.2(b) of this Appendix 8 will be 20%.

     8.3.4 Year 13 to Year 15 Adjustment. Beginning in the thirteenth calendar year of this Agreement, Transcontinental Domestic linehaul rates set forth in
Exhibit 4.1.2, as then in effect, will be adjusted in the same manner as in
Section 8.3.2 of this Appendix 8 except the adjustment factor to Half #1 as described in Section 8.3.2(b) of

                                  App. - 25 -                       Confidential
     this Appendix 8 will be 39% of the Rail Allocation; provided, however, that if 39% of the Rail Allocation is less than 20% of the RPU change or if there is no Rail Allocation, the Half #1 adjustment factor shall be 20%, and further provided that if 39% of the Rail Allocation is greater than 24% of the RPU change, the Half #1 adjustment factor shall be 24%. For example, if the then current arrangements with rail carriers results in a 60% Rail Allocation of any RPU change, then 40% of a $100 RPU change, or $40, accrues to LTS and 60% of that $100 RPU change or $60 accrues to the rail carriers. Thirty-nine percent of the Rail Allocation, 39% of $60, equals $23.40 whereas twenty percent (20%) of the RPU change of $100 is $20 and twenty four percent of the RPU change of $100 is $24. Accordingly, since 39% of the Rail Allocation is not over 24% of the RPU change and is not under 20% of the RPU change, CSXI will adjust Half #1 of the linehaul rate by $23.40. If the Rail Allocation is 35%, 39% of the Rail Allocation would equal $13.65, and since $13.65 is less than $20 (20% of the RPU change of $100), CSXI will adjust Half #1 by $20. If the Rail Allocation is 70%, 39% of the Rail Allocation would equal $27.30, and since $27.30 is more than $24 (24% of the RPU change of $100), CSXI will adjust Half #1 by $24.

     8.4 TPI Rate Adjustments. The linehaul rates for Existing TPI Customers set forth in Exhibit 4.1.3 shall be adjusted in the manner set forth in Section 8.2 of this Appendix 8.

     8.5 Temperature Controlled Rate Adjustments. The linehaul rates for temperature controlled Containers set forth in Exhibit 4.1.4 shall be adjusted in the manner set forth in Section 8.2 of this Appendix 8.

     8.6 Empty Container Rate Adjustments. The linehaul rates for empty Containers set forth in Exhibits 4.1.2 and 4.1.5 shall be adjusted in the manner set forth in Section 8.2 of this Appendix 8.

     8.7 Dedicated Train Rate Adjustments. Dedicated Train pricing shall be adjusted in the manner set forth in Section 8.2 of this Appendix 8.

     8.8 Inequities. If the application of the methodologies described in Sections 8.2 and 8.3 of this Appendix 8 result in inequities whether through the application of only fifty percent (50%) of the RCAF or the 2% cap, the party suffering the inequity may initiate negotiations to further adjust applicable rates. If the parties are unable to agree on a plan to remedy the inequity, a party may submit the dispute to arbitration for resolution under Article 22. For purposes of this Section 8.8 of this Appendix 8, an "inequity" will include but is not limited to (a) extraordinary fuel price increases, (b) change in the governmental regulations affecting the transportation industry resulting in increased costs that are not accounted for in the rate adjustments resulting from the application of this Appendix 8 and (c) a material disparity between the changes in actual costs used by CSXI for general pricing/costing analysis compared to the rate adjustments resulting from application of this Appendix 8 such that the profitability of shipments under this Agreement becomes materially less than it was on the Effective Date of the Agreement. When resolving disputes regarding the application of this Appendix 8, the arbitrator shall consider the factors set forth in the prior sentence and the economic disadvantages to APL and LTS and APL's or LTS' capability to competitively increase rates to its customers to compensate for the

                                   App. - 26 -                      Confidential
increased costs which APL and LTS will incur as a result of the proposed rate adjustments. No "inequity" shall be deemed to result from the application of
Article 9.

     8.9 Adjustment for Fuel Rate Increases. The parties recognize that the cost of fuel can be highly dynamic; that is, fuel costs can rise and fall dramatically over relatively short periods of time. The parties further recognize that, in such situations, it is to their mutual benefit to initiate a process whereby the adjustment of the linehaul rates under this Appendix 8 is accomplished on a more timely basis than is provided for in the preceding paragraphs. Specifically, in the event that there is a dramatic and immediate rise in the cost of fuel to CSXI, APL and LTS shall use their best efforts to assess and collect a fuel surcharge per loaded Container to the maximum extent allowed by the market as an addition to the rates which they assess their customers. APL and LTS shall pay to CSXI the amount of fuel surcharge which they collect from their customers but in no event will the amount paid by APL and LTS exceed the amount of fuel cost increase that CSXI has incurred on a per Container basis. The parties will work together to develop a procedure to adjust the RCAF factor used to apply the Section 8.2 of this Appendix 8 methodology during the period in which a fuel surcharge is in effect.

     8.10 Timing of Adjustments Effectiveness. The rate changes calculated under the methodology in Section 8.2 of this Appendix 8 will become effective on January 1 and July 1 of each year, with the first adjustment taking effect on July 1, 2000. The rate adjustment set forth in Section 8.3 of this Appendix 8 will become effective on July 1, October 1, January 1 and April 1 of each year, with the first adjustment taking effect on April 1, 2000.

     8.11 Successor to RCAF; Rebasing of RCAF. If the AAR discontinues publication of the RCAF, then the successor index to the RCAF published by the AAR shall be used. If no such successor index is published, APL, LTS and CSXI will use a rail cost adjustment factor mutually determined. If the parties are unable to agree on a successor rail adjustment factor, the issue shall be submitted to arbitration in accordance with Article 22. The new index agreed upon by the parties or determined in accordance with Article 22 shall be effective from and after the date that publication of the RCAF is discontinued. The parties agree to pay the rates applicable using the new index retroactively to the adjustment date immediately following the discontinuance of the RCAF. If the RCAF is rebased between any two (2) measurement periods, the earlier index will be restated to the new base for purposes of computing the percentage change.

     8.12  Impact on Competitive Proposals Compliance.

           8.12.1 Impact on Section 8.2 Adjustments. In adjusting linehaul rates under Sections 8.2, 8.4, 8.5, 8.6, and 8.7 of this Appendix 8, the following provisions regarding the interrelationship with Appendix 9 shall apply. If CSXI is unable to adjust the rate fully by the 50% RCAF (with the 2% cap) because that rate increase would have resulted in CSXI no longer being in compliance with Article 9, then at such time as that lower comparable rate is no longer in effect, the APL/LTS linehaul rates can be increased to a level no greater than that which would have applied in the absence of the Article 9 limitation plus any normal adjustments that would have applied to the APL/LTS rates

                                  App. - 27 -                       Confidential
under the application of the Section 8.2 of this Appendix 8 methodology, so long as and to the extent that the resulting rate is then in compliance with Article 9.

     8.12.2 Impact on Section 8.3 Adjustments. In adjusting linehaul rates under
Section 8.3 of this Appendix 8, the following provisions regarding the interrelationship with Article 9 shall apply. In calculating the adjustment of rates under Section 8.3 of this Appendix 8, linehaul rates shall first be adjusted by the Half #2 adjustment factor. If when the rate then in effect is also adjusted by the appropriate Half #1 adjustment factor (or the adjustment factor under Section 8.3.1 of this Appendix 8), CSXI would no longer be in compliance with Article 9, then application of the Article 9 methodologies will be suspended until the later of ninety (90) days from the discovery of the noncompliance or the date CSXI is first contractually able to change that customer's lower comparable rate to a level where it is in compliance with
Article 9. If CSXI is unable to adjust the rate fully by the Half #2 adjustment because that Half #2 adjustment would have resulted in CSXI no longer being in compliance with Article 9, then at such time as that lower comparable rate is no longer in effect the APL/LTS linehaul rates can be increased to a level no greater than that which would have applied in the absence of the Article 9 limitation plus any normal adjustments that would have applied to the APL/LTS rates under the application of the Section 8.3 of this Appendix 8 methodology, so long as and to the extent that the resulting rate is then in compliance with
Article 9. If the rate after adjustment by the Half #2 factor would not be in compliance with Article 9 but upon adjustment by the Half #1 factor the resulting rate would comply with Article 9, CSXI may then adjust the rate by the Half #2 factor to the extent it may do so and remain in compliance with Article
9. If the suspension of the application of Article 9 with respect to a Half #1 adjustment under this Section 8.12.2 has enabled CSXI to provide a customer with a rate for a given type and size of Container and O/D pair that is lower than the APL/LTS rate then in effect and CSXI subsequently lowers that customer's rate during the suspension of Article 9, then CSXI shall lower the APL/LTS rate by the dollar increment that CSXI has subsequently lowered that customer's rate.

                                   App. - 28 -                      Confidential

                                   APPENDIX 9

                              COMPETITIVE PROPOSALS

     9.1   Competitive Objectives.

           9.1.1 Acknowledgement of Competitive Environment. The parties acknowledge that there is vigorous competition in the delivery of intermodal transportation services to shippers, including competition from various intermodal carriers, rail carriers, steamship lines, air cargo, trucks and other forms of transportation.

           9.1.2 Long Term Arrangement. The parties intend for this Agreement to establish, on a long-term basis, competitive intermodal transportation rates that will allow CSXI and APL/LTS to compete more effectively for the business of shippers.

           9.1.3 Acknowledgement of Favorable Rates. The parties acknowledge that this Agreement is intended to provide substantial rate reductions to APL and LTS as of the Effective Date over the rates they had been obligated to pay prior to the Effective Date, and that this Agreement also provides for favorable rate escalation limitations over the life of the Agreement.

           9.1.4 Need for Relationship. APL and LTS have no rail transport resources of their own in the Lanes contemplated by this Agreement and as a result have a strong, independent business interest in a long, stable and predictable relationship with CSXI for such intermodal transport.

           9.1.5 Relation of Volume Commitment to Favorable Rates. In order to assure continued access to CSXI's transportation resources and favorable and reasonably stable rates for such access, APL and LTS jointly have requested an Agreement for a term of fifteen (15) years with two (2) potential renewals of five (5) years each. With such access and pricing assured, APL and LTS also desire to ship virtually all of certain categories of their volumes through CSXI under this Agreement. Accordingly, APL and LTS have proposed the 95% volume commitments under Appendix 5.2. The parties believe that substantial efficiencies can be generated on the Core Network associated with the volume of business that APL and LTS intend to move under this Agreement.

           9.1.6 Agreement for Competitive Proposals Protection. In view of the length of the Agreement term and APL's/LTS' reliance on the Core Network for the transport of their Containers in Transcontinental Domestic Service and International Service, APL and LTS have further requested that CSXI provide them with its most favorable rates as set forth in this Appendix 9 and the Exhibits referred to herein.

     9.2 Competitive Protection for APL's and LTS' Transcontinental Movements. For APL or LTS Movements of Containers under Sections 4.1.1, 4.1.2 and 4.1.3 of Appendix 4.1 interchanged to or from CSXI at Gateways where CSXI participates in Transcontinental movements on an Interline or Rule 11 basis, CSXI agrees to compare the linehaul rates set forth

                                   App. - 29 -                      Confidential
in Exhibits 4.1.1, 4.1.2 and 4.1.3 to other CSXI customer's linehaul rates in accordance with the Methodology, subject to the following:

                  9.2.1 Exception. If in any calendar year during the term of this Agreement (a) APL's and LTS' annual combined volume of Containers moved under this Agreement decreases to less than 75% of the higher of
         (i) APL's/LTS' 1998 combined volume of 358,621 Containers or (ii) their combined Transcontinental annual volume in 1999, and (b) APL's and LTS' volume of a type and size in a Lane is less than 75% of a Competitor's volume of a similar type and size in that Lane, then CSXI shall have the right to offer linehaul rates to the Competitor in that Lane for that type and size of Container as much as $80 per round-trip below that offered to APL and LTS. If APL and LTS are later able to increase their volume to above (a) 75% of the higher of such 1998 or 1999 volume or (b) 75% of a Competitor's volume of a similar type and size in that Lane, CSXI shall reinstate the Methodology without the up to $80 rate differential to linehaul rates in that Lane for the calendar year following the calendar year in which APL and LTS were again able to meet such criteria.

                  9.2.2 Early Expiration Option. If (a) a Competitor has lower rates than APL and LTS in one or more Lanes under Section 9.2.1 of this Appendix 9 and (b) the contract of the Competitor would expire prior to expiration of this Agreement, APL/LTS may elect to terminate the volume commitment under this Agreement with respect to those Lanes where the Competitor has been provided lower rates under Section 9.2.1 of this Appendix 9; provided however, that APL/LTS election will be void if, as hereinafter provided, CSXI notifies APL/LTS that it will no longer offer the lower rate to that Competitor under Section 9.2.1 of this Appendix 9 under a new agreement with that Competitor for the remaining term of this Agreement. The date of this Lane-specific volume commitment termination will coincide with the termination of the Competitor's contract. CSXI will notify APL/LTS when the conditions of this Section 9.2.2 of this Appendix 9 have been met and of the expiration date of the Competitor's contract. APL/LTS must notify CSXI of its election to terminate its volume commitment with respect to such a Lane no less than one hundred eighty (180) days prior to that date. If, within sixty (60) days of CSXI's receipt of notice from APL/LTS of its election to terminate its volume commitment with respect to a Lane, CSXI notifies APL/LTS that, for the remaining term of this Agreement, it agrees to no longer offer the lower rate under Section 9.2.1 of this Appendix 9 to that Competitor upon expiration of the Competitor's contract, then APL's/LTS' election to terminate the volume commitment as to that Lane shall be void and of no further force and effect. If CSXI has notified APL/LTS that it agrees to no longer offer the lower rate to that Competitor upon expiration of its contract, then Section
         9.2.1 of this Appendix 9 shall no longer apply with respect to that Competitor in that Lane. Upon termination of the volume commitment under Section 9.2.1 of this Appendix 9 with respect to a Lane, CSXI's obligation to apply the methodologies in Article 9 and CSXI's service commitment with respect to that Lane shall terminate and have no further force or effect.

                  9.2.3 Effect of Less Than 25% 1998/1999 Volume. Except as provided in Section 9.2.4 of this Appendix 9, if in any calendar year during the term of this

                                    App. -30-                      Confidential

         Agreement APL's and LTS' annual combined volume moved under this Agreement decreases to less than 25% of the higher of (a) APL's and LTS' 1998 combined volume of 358,621 Containers or (b) their combined Transcontinental volume in 1999, CSXI's obligation to apply the Methodology to the APL/LTS linehaul rates will be suspended. If in any subsequent calendar year APL's and LTS' combined annual volume exceeds 25% of such 1998 and 1999 annual volumes, whichever is higher, CSXI shall reinstate its application of the Methodology to applicable rates for the calendar year following the calendar year in which APL/LTS met the 25% criteria. Suspension of CSXI's application of the Methodology under this Section shall not suspend or otherwise affect APL's and LTS' volume commitments under Appendix 5.2.

                  9.2.4 Continuing Protection in Certain Lanes. Notwithstanding any decrease in APL's and LTS' annual combined volume to less than 25% of the higher of 1998 or 1999 volumes as described in Section 9.2.1 of this Appendix 9, if APL and LTS have a combined annual volume of all sizes and types in a Lane that exceeds 500 Containers, CSXI shall be obligated to apply the Methodology to the APL/LTS linehaul rates with respect to other CSXI customers who have annual volumes in that Lane of all sizes and types equal to or less than the APL and LTS volume of all sizes and types in that Lane.

                  9.2.5 Exclusion of Lanes With Less Than 500 Containers. If in any calendar year during the term of this Agreement APL's and LTS' combined annual volume in a Lane is less than 500 Containers of all sizes and types, CSXI's obligation to apply the Methodology to linehaul rates in that Lane shall be suspended, and APL and LTS shall have no volume commitment in that Lane. In any calendar year following a calendar year in which APL's and LTS' annual combined volume exceeds 500 Containers in that Lane, the volume commitments set forth in Appendix 5.2 shall again apply, and CSXI shall reinstate application of the Methodology to linehaul rates for that Lane under Section 9.2 of this Appendix 9. If, however, and to the extent that APL's and LTS' movements in that Lane are then contractually committed to other transportation providers, the volume commitments set forth in Appendix
         5.2 shall not apply, and CSXI shall not reinstate application of the Methodology to linehaul rates for that Lane under Section 9.2 of this Appendix 9 except to the extent required by Section 9.2.4 of this Appendix 9. Upon APL's and LTS' first opportunity to terminate its contractual commitments to other providers in that Lane, APL's/LTS' movements in that Lane will be subject to the volume commitments in Appendix 5.2, and CSXI will be obligated to reinstate application of the Methodology under this Section 9.2.5 of this Appendix 9. APL and LTS shall not, subject to the sentence that follows, be required to transfer movements upon the first opportunity to terminate contractual commitments to other providers if CSXI linehaul rates in that Lane are more than two percent (2%) higher than the other provider's rates and CSXI's frequency and schedule of train service in that Lane is materially inferior to the other provider's service. If CSXI's linehaul rate is more than 2% higher than the other provider's rate and CSXI wishes APL and LTS to comply with the volume commitments in that Lane, then CSXI shall lower its linehaul rate to equal such other provider's rate for so long as that rate is available from the other provider.

                                    App. -31-                      Confidential

         9.3 Rate Protection Against CSXU Shipments. Since CSXI may offer transportation services in its CSXU Containers that is similar to the Transcontinental Domestic Services offered by LTS, CSXI has agreed to further compare and adjust, if appropriate, the LTS' Transcontinental Domestic Container linehaul rates set forth in Exhibit 4.1.2 as described in this Section 9.3 of this Appendix 9.

                  9.3.1 Appointment of Auditor. Upon the request of either party, CSXI and LTS shall select a mutually agreeable independent auditor to perform the investigation and services required in this
         Section 9.3 of this Appendix 9. The provisions of Section 23.3 of the Agreement shall apply to audits under this Section 9.3 of this Appendix
         9. The auditor will apply the methodology described in this Section 9.3 of this Appendix 9 with respect to loaded Transcontinental Domestic Containers of the specified size moving in Lanes within the Western Zone and Eastern Zone pair(s) served by the same Gateway specified by the party requesting the audit.

                  9.3.2 Rate Analysis and Resulting Rate Reduction.

                        (a) The auditor will determine, for the three month
                  period preceding initiation of the audit, the following calculations with respect to loaded Containers moving in each Lane within the requested Western and Eastern Zone pair(s) and
                  Gateway:

                            (i) The auditor will determine a westbound western
                        average rate for each of CSXI and LTS by dividing the total linehaul revenues payable by CSXI and LTS, respectively, less incentives, refunds and similar payments, to western carriers for the requested size of Transcontinental Domestic Container moving westbound from the Gateway in question to each point in the requested Western Zone by the total volume of CSXI's or LTS' Transcontinental Domestic Containers, whichever is applicable, moving in that westbound O/D Pair (the "Westbound Western Cost" for that westbound O/D Pair).

                            (ii) The auditor will determine an eastbound western
                        average rate for each of CSXI and LTS by dividing the total linehaul revenues payable by CSXI and LTS, respectively, less incentives, refunds and similar payments, to western carriers for the requested size of Transcontinental Domestic Container moving eastbound to the Gateway in question from each point in the requested Western Zone by the total volume of CSXI's or LTS' Transcontinental Domestic Containers, whichever is applicable, moving in that eastbound O/D Pair (the "Eastbound Western Cost" for that eastbound O/D Pair).

                            (iii) The auditor will determine a westbound eastern
                        rate by dividing the total linehaul charges payable by LTS under this Agreement for the requested size of Transcontinental Domestic Container moving westbound in each O/D Pair to the Gateway in question from each point in

                                    App. -32-                      Confidential
                           the requested Eastern Zone by LTS' total volume of that size of Transcontinental Domestic Containers moving in that westbound O/D Pair (the "Westbound Eastern Cost" for that westbound O/D Pair).

                               (iv) The auditor will determine an eastbound eastern rate by dividing the total linehaul charges payable by LTS under this Agreement for that size of Transcontinental Domestic Container moving eastbound in each O/D Pair from the Gateway in question to each point in the requested Eastern Zone by LTS' total volume of that size of Transcontinental Domestic Containers moving in that eastbound O/D Pair (the "Eastbound Eastern Cost" for that eastbound O/D
                           Pair).

                               (v)   The auditor will then add the following:
                           (A) the lower of LTS' or CSXI's Westbound Western Cost from the Gateway to a point in the requested Western Zone plus (B) the Westbound Eastern Cost to that Gateway from a point in the requested Eastern Zone plus (C) the westbound cost factor for 48 foot Containers or the westbound cost factor for 53 foot Containers set forth in Exhibit 9.3.2 applicable to that size of Container and the requested Western and Eastern Zone pair, plus a $13.00 per Container efficiency factor. The cost factors set forth in
                           Exhibit 9.3.2 are intended to represent averages of certain less significant costs to CSXI and APL/LTS normally associated with Transcontinental Domestic Container movement of that size between the relevant Western and Eastern Zones and will be adjusted annually upon mutual agreement of the parties. The $13.00 per Container efficiency factor is intended to reflect the greater efficiencies enjoyed by APL/LTS with respect to these costs due to their volume and networks. If Transcontinental Domestic Container sizes change, the parties will agree on a cost factor for each new Container size. The sum of these three amounts will be "CSXI Westbound Floor" for that O/D Pair. The "LTS Westbound Floor" for the same O/D Pair will be the CSXI Westbound Floor less $13.00.

                               (vi) The auditor will add the following: (A) the lower of the LTS' or CSXI's Eastbound Western Cost to the Gateway from a point in the Western Zone plus (B) the Eastbound Eastern Cost from that Gateway to a point in the Eastern Zone plus (C) the eastbound cost factor for 48 foot Containers or the eastbound cost factor for 53 foot Containers set forth in Exhibit
                           9.3.2 applicable to that size of Container and the requested Western and Eastern Zone pair, plus a $12.00 per Container efficiency factor. The sum of these three amounts will be "CSXI Eastbound Floor" for that O/D Pair. The "LTS Eastbound Floor" will be the CSXI Eastbound Floor less $12.00.

                               (vii) The auditor will add the CSXI Eastbound
                           Floor for an O/D Pair to the CSXI Westbound Floor for the reverse O/D Pair to determine the "CSXI Lane Floor" for that Lane within the requested Western and

                                   App. -33-                       Confidential

                           Eastern Zone pair. The auditor will also add the LTS Eastbound Floor for an O/D Pair and the LTS Westbound Floor for the reverse O/D Pair to determine the "LTS Lane Floor" for that Lane within the requested Western and Eastern Zone pair.

                              (viii) The auditor will then subtract the CSXI
                           Westbound Floor from the CSXI Westbound Average Price derived in accordance with Section 9.3.2(b)(i) of this Appendix 9 to determine the "CSXI Westbound Compliance Amount". The auditor will similarly subtract CSXI Eastbound Floor from the CSXI Eastbound Average Price derived in accordance with Section 9.3.2(b)(ii) of this Appendix 9 to determine "CSXI Eastbound Compliance Amount". The auditor will then add the CSXI Westbound Compliance Amount to the CSXI Eastbound Compliance Amount to determine the "CSXI Lane Compliance Amount".

                               (ix)  The auditor will add the CSXI Lane
                           Compliance Amounts for each Lane that is within the same requested Western and Eastern Zone pair served by the same requested Gateway to determine the "CSXI Zone Compliance Amount" for that Western and Eastern Zone pair.

                           (b) The auditor will also determine, for the same
                       three month period preceding initiation of the audit, the following calculations:

                               (i)   The westbound average price will be
                           determined by dividing the total linehaul revenues payable to CSXI by its IMC customers for that type of Container moving westbound in each O/D Pair within the requested Eastern and Western Zone pair (the "CSXI Westbound Revenue") by the total volume of movements for that westbound O/D Pair to determine the "CSXI Westbound Average Price".

                               (ii)  The eastbound average price will be
                           determined by dividing the total linehaul revenues payable to CSXI by its IMC customers for that type of Container moving eastbound in each O/D Pair within the requested Eastern and Western Zone pair (the "CSXI Eastbound Revenue") by the total volume of movements for that eastbound O/D Pair to determine the "CSXI Eastbound Average Price".

                               (iii) The auditor then will add the CSXI
                           Eastbound Average Price for an O/D Pair to the CSXI Westbound Average Price for the reverse O/D Pair served by the same requested Gateway to determine the "CSXI Average Round-Trip Price" for that Lane within the same requested Western and Eastern Zone pair.

                           (c) If the auditor finds that the CSXI Zone
                       Compliance Amount is a negative number, CSXI will reduce the APL/LTS current linehaul rate for the requested size of Transcontinental Domestic Containers for Lanes in that Western

                                   App. -34-                       Confidential
                  and Eastern Zone pair in the following manner. With respect to a Western and Eastern Zone pair where the CSXI Zone Compliance Amount is negative, the auditor will inform CSXI and LTS of which Lanes have a negative CSXI Lane Compliance Amount and of the amount of the CSXI Lane Compliance Amount. CSXI will reduce the APL/LTS rates in those Lanes where the CSXI Lane Compliance Amount is negative by the CSXI Lane Compliance Amount (on an absolute basis). In implementing this rate reduction, CSXI will determine the percentage of the total APL/LTS round-trip linehaul rate in each direction. Such rate in each direction will be reduced in proportion to the percentage of the total round-trip rate that it represents. If the auditor finds that the LTS Zone Compliance Amount is also negative in the same Western and Eastern Zone pair, then rates will be adjusted as set forth in Section 9.3.4 of this Appendix 9.

                         (d) Such adjustments will apply prospectively and until
                  superseded by the next adjustment under this Section 9.3 of this Appendix 9, but not less than three calendar months following the effective date of the reduction in the applicable APL/LTS rates.

                  9.3.3 Rate Analysis and Resulting Rate Increase. CSXI may increase the rates set forth in Exhibit 4.1.2 in the following manner:

                         (a) The auditor will determine, for the same three
                  month period preceding initiation of the audit, the following calculations:

                            (i) The auditor will subtract LTS Westbound Floor from the LTS Westbound Average Price derived in accordance with Section 9.3(b)(i) of this Appendix 9 to determine the "LTS Westbound Compliance Amount". The auditor will similarly subtract LTS Eastbound Floor from the LTS Eastbound Average Price derived in accordance with Section 9.3(b)(ii) of this Appendix 9 to determine "LTS Eastbound Compliance Amount". The auditor will then add the LTS Westbound Compliance Amount to the LTS Eastbound Compliance Amount to determine the "LTS Lane Compliance Amount".

                            (ii) The auditor will then add the LTS Lane
                        Compliance Amounts for each Lane that is within the same requested Western and Eastern Zone pair served by the same requested Gateway to determine the "LTS Zone Compliance Amount" for that Western and Eastern Zone pair.

                         (b) The auditor will determine, for the same three
                  month period preceding initiation of the audit, the following calculations:

                            (i) The westbound average price will be determined by dividing the total linehaul revenues payable to LTS from its IMC customers for the requested size of Container moving westbound in each O/D Pair within the requested Eastern and Western Zone pair served by

                                  App. -35-                        Confidential
                    the requested Gateway (the "LTS Westbound Revenue") by the total volume of movements for that westbound O/D Pair to determine the "LTS Westbound Average Price".

                          (ii) The eastbound average price will be determined by dividing the total linehaul revenues payable to LTS from its IMC customers for the requested size of Container moving eastbound in each O/D Pair within the requested Eastern and Western Zone pair served by the same requested Gateway (the "LTS Eastbound Revenue") by the total volume of movements for that eastbound O/D Pair to determine the "LTS Eastbound Average Price".

                          (iii) The auditor then will add the LTS Eastbound Average Price for an O/D Pair to the LTS Westbound Average Price for the reverse O/D Pair served by the same requested Gateway to determine the "LTS Average Round-Trip Price" for that Lane within the same requested Western and Eastern Zone pair.

                    (c) If the auditor finds that the LTS Zone Compliance Amount is a negative number, CSXI will increase the APL/LTS current linehaul rate for Transcontinental Domestic Containers for Lanes in that Western and Eastern Zone pair in the following manner. With respect to a Western and Eastern Zone pair where the LTS Zone Compliance Amount is negative, the auditor will inform CSXI and LTS of which Lanes have a negative LTS Lane Compliance Amount and of the amount of the LTS Lane Compliance Amount. CSXI will increase the APL/LTS rates in those Lanes where the LTS Lane Compliance Amount is negative by the LTS Lane Compliance Amount (on an absolute basis). In implementing this rate increase, CSXI will determine the percentage of the total APL/LTS round-trip linehaul rate in each direction. Such rate in each direction will be increased in proportion to the percentage of the total round-trip rate that it represents. If the auditor finds that the CSXI Zone Compliance Amount is also negative in the same Western and Eastern Zone pair, then rates will be adjusted as set forth in Section
             9.3.4 of this Appendix 9.

                    (d) Such adjustments will apply prospectively and until superseded by the next adjustment under Section 9.3 of this Appendix 9, but not less than three calendar months following the effective date of the increase in the applicable APL/LTS rates.

             9.3.4 Rate Adjustment if Both the CSXI and LTS Zone Compliance Amounts are Negative. If the auditor finds that the CSXI Zone Compliance Amount and the LTS Zone Compliance Amount are both negative in the same Western and Eastern Zone pair, then rates will be adjusted as set forth in this Section 9.3.4 of this Appendix 9. In this case, if in a particular Lane in that Western and Eastern Zone pair the CSXI Lane Compliance Amount is negative but the LTS Lane Compliance Amount is not negative, then CSXI will reduce the APL/LTS rates by the CSXI Lane Compliance Amount (on an

                                   App. -36-                        Confidential
         absolute basis). If in a particular Lane in that Western and Eastern Zone pair the LTS Lane Compliance Amount is negative but the CSXI Lane Compliance Amount is not negative, then CSXI will increase the APL/LTS rates by the LTS Lane Compliance Amount (on an absolute basis). If the LTS Lane Compliance Amount and the CSXI Lane Compliance Amount are both negative and the CSXI Lane Compliance Amount is greater (on an absolute basis) than the LTS Lane Compliance Amount (on an absolute basis), then CSXI will reduce the APL/LTS rates by the amount by which the CSXI Lane Compliance Amount (on an absolute basis) exceeds the LTS Lane Compliance Amount (on an absolute basis). Similarly, if the LTS Lane Compliance Amount and the CSXI Lane Compliance Amount are both negative and the LTS Lane Compliance Amount is greater (on an absolute basis) than the CSXI Lane Compliance Amount (on an absolute basis), then CSXI will increase the APL/LTS rates by the amount by which the LTS Lane Compliance Amount (on an absolute basis) exceeds the CSXI Lane Compliance Amount (on an absolute basis).

                  9.3.5 Analysis Under Follow-Up Audit. If an audit determines that either the LTS Zone Compliance Amount and/or the CSXI Zone Compliance Amount is negative and LTS' rates are thereby adjusted, in a subsequent audit to determine whether the rate adjustment is no longer warranted, the auditor will use the same process as described in Sections 9.3.2 and 9.3.3 of this Appendix 9 except that the Westbound Eastern Cost and the Eastbound Eastern Cost will not be recalculated but rather the auditor will use the same Westbound Eastern Cost and Eastbound Eastern Cost that were used in the initial audit.

                  9.3.6  Restoration of Rates. If an APL/LTS rate set forth in
         Exhibit 4.1.2 is reduced or increased pursuant to an audit under this
         Section 9.3 of this Appendix 9, and if a subsequent audit establishes that the reduction or increase in rates is no longer warranted or the amount of the reduction or increase in rates should be revised, the linehaul rate charged to LTS will either be promptly restored (a) to the levels otherwise provided for in this Agreement, including but not limited to all adjustments under Article 8 or (b) to a new adjusted level, as the case may be. Adjustments under Article 8 will not apply to APL/LTS rates which come into effect as a result of an audit under this Section 9.3 of this Appendix 9.

                  9.3.7 Review of Rates Outside of Audits. In addition to an auditor's review of rates under this Section 9.3 of this Appendix 9, CSXI or LTS may periodically apply the foregoing methodology without using the other party's Westbound and Eastbound Western Costs. CSXI may decrease LTS' rates from time to time based on its application of this
         Section 9.3 of this Appendix 9 methodology. LTS or CSXI may recommend to the other party increases in LTS' rates from time to time based on its application of this Section 9.3 of this Appendix 9 methodology.

                  9.3.8 Minimum Volume. If in any calendar year during the term of this Agreement, LTS' annual volume of Transcontinental Domestic Containers moved under this Agreement decreases to less than twenty five percent (25%) of the volume of Transcontinental Domestic Containers moved in 1998 or 1999 (whichever is higher),

                                  App. -37-                         Confidential

         CSXI shall not be obligated to apply the methodology set forth in this
         Section 9.3 of this Appendix 9 for the next calendar year. If in the next calendar year or any later calendar year LTS' volume exceeds twenty five percent (25%) of such 1998 and 1999 volumes, whichever is higher, CSXI shall reinstate application of this Section 9.3 methodology ninety (90) days after commencement of the following calendar year. Suspension of CSXI's obligation to reduce rates under this Section 9.3 of this Appendix 9 shall not suspend or otherwise affect LTS' volume commitments under Appendix 5.2.

                9.3.9 Example. The process for calculating and applying the methodology described in this Section 9.3 of this Appendix 9 is shown in the examples set forth in Exhibit 9.3.

         9.4 Competitive Protection for Temperature Controlled Movements. With respect to LTS Movements of temperature controlled Containers owned or leased by third parties under Section 4.1.4 of Appendix 4.1 interchanged to or from CSXI at Gateways where CSXI participates in Transcontinental movements on an Interline or Rule 11 basis and provided that the aggregate annual temperature controlled Container volume for third parties moved by LTS under this Agreement between all O/D Pairs exceeds the aggregate annual volume of temperature controlled Containers owned or leased by any other shipper moving on the Core Network between all O/D Pairs, CSXI will compare the linehaul rates set forth in
Exhibit 4.1.4 to CSXI's linehaul rates for temperature controlled shipments of other customers owning or leasing temperature controlled Containers in accordance with the Methodology.

         9.5 Competitive Protection for Empty Movements. With respect to APL and LTS Movements of empty Containers owned or leased by APL, LTS or their Affiliates under Section 4.1.5 of Appendix 4.1 between an origin and destination (excluding Gateways) which are both in the Eastern States, where that movement has an immediately prior and an immediately subsequent Transcontinental movement, CSXI shall apply the Methodology on a one-way basis to compare the linehaul rates set forth in Exhibit 4.1.5 to CSXI's linehaul rates for other customers moving empty Containers between the same origin and destination where that customer's movement also has immediately prior and subsequent Transcontinental movements.

         9.6 Transition Period. CSXI shall not be in violation of Article 9 of the Agreement during the transition periods set forth below.

                9.6.1 Existing Conrail Agreements. With respect to Conrail contracts in effect as of March 15, 1999 which are allocated to CSXI, there is no transition period.

                9.6.2 Existing CSXI Agreements. With respect to CSXI contracts in existence as of March 15, 1999, the transition period will expire upon expiration of the current term of the respective contract. For purposes of this Section 9.6.2 of this Appendix 9, the "current term" shall mean the then current contractual period excluding any subsequent renewal periods permitted under the relevant contract.

                                  App. -38-                         Confidential

               9.6.3 Agreements after March 15, 1999. The provisions of this Section shall apply as of April 1, 2000 to any contracts entered into by CSXI subsequent to March 15, 1999.

               9.6.4 Effect of Suspension of Article 9. If CSXI's obligation to apply the methodologies described in this Appendix 9 is suspended for any period of time and upon reinstatement of application of the methodologies, CSXI shall have ninety (90) days from the date it is determined that APL and LTS have once again met the criteria for application of the methodologies under this Appendix 9.

         9.7 Effect of an Event of Default. CSXI's obligation to apply the methodologies described in this Appendix 9 shall be suspended upon an Event of Default by APL or LTS under Section 19.1 (a) or (b) of the Agreement. If the Event of Default is cured at a later date, this Appendix 9 shall be reinstated prospectively from the date of such cure, subject to the transition period under
Section 9.6.4 of this Appendix 9. If APL or LTS fails to meet any volume commitment set forth in Appendix 5.2 in any calendar year such that it is a material breach of this Agreement, CSXI's obligation under this Appendix 9 shall be suspended for the following calendar year. The proof of APL's and LTS' cure of such Event of Default in the case of failure to meet any volume commitment set forth in Appendix 5.2 during a calendar year shall be APL's and LTS' compliance with all volume commitments in the following calendar year or any subsequent calendar year. If, during the following calendar year or any subsequent calendar year, APL and LTS do so comply, CSXI shall reinstate application of the methodologies under this Appendix 9 (in the absence of one or more other defaults) within ninety (90) days after it is determined that APL and LTS have once again met the volume commitments.

         9.8 Inequities. If APL/LTS or CSXI believes in good faith that it is economically disadvantaged from the application or interpretation of the methodology in Section 9.3 of this Appendix 9, that party may initiate negotiations, and the other party agrees to negotiate in good faith, to revise the application or interpretation of the Section 9.3 of this Appendix 9 methodology to cure the alleged disadvantages, if any, to the party claiming it.

                                  App. -39-                         Confidential

                                   APPENDIX 10

                            SERVICE LEVEL COMMITMENT

         10.1   Service Standards.

                10.1.1 Definition of Network Service Standard. The Network Service Standard applies to those movements on the Core Network described in Sections 4.1.1, 4.1.2, 4.1.3 and 4.1.4 of Appendix 4.1 in a Lane in which APL's and LTS' combined annual volume exceeds 500 Containers of all sizes and types. CSXI will be deemed to have met the "Network Service Standard" for a movement if the Container moved under this Agreement is available at the destination Terminal within two (2) hours of its scheduled Container availability or interchange time under CSXI's then current published schedule for the applicable O/D Pair.

                10.1.2 Premium O/D Service Standard. The "Premium O/D Service Standard" applies to movements described in Sections 4.1.1, 4.1.2,
         4.1.3 and 4.1.4 of Appendix 4.1 in a Premium O/D Pair. CSXI will be deemed to have met the "Premium O/D Service Standard" for a movement if a Container moving in a Premium O/D Pair under this Agreement is available at the destination Terminal within two (2) hours of its scheduled Container availability or interchange time under CSXI's then current published schedule for the applicable O/D Pair.

         10.2 Service Standard Measurement Periods. CSXI will provide APL and LTS with a monthly report showing CSXI's performance as compared to the Network Service Standard and the Premium O/D Service Standard. CSXI shall, during any three (3) calendar month period during the term of this Agreement, meet (a) the Network Service Standard for an O/D Pair 80% of the time on average for Container availability or rail interchange, as appropriate, or (b) the Premium O/D Service Standard for a Premium O/D Pair 90% of the time on average for Container availability or rail interchange, as appropriate.

         10.3 Eligibility for Performance Penalty. If (a) CSXI has failed to satisfy the Network Service Standard 80% of the time on average as to a given O/D Pair or the Premium O/D Service Standard 90% of the time on average as to a given O/D Pair over any three calendar month period on average, (b) CSXI, over the next two calendar month period, fails to satisfy the Network Service Standard 80% or the Premium O/D Service Standard 90% of the time on average as to a given O/D Pair for a one calendar month period, and (c) APL/LTS can demonstrate material harm or loss of business as a result of CSXI's failure to meet the Network or Premium O/D Service Standards for the affected O/D Pair, APL/LTS may be eligible to collect liquidated damages as set forth in Section
10.4 of this Appendix 10.

         10.4 Liquidated Damages. If, in any month after satisfaction of the conditions in Section 10.3 of this Appendix 10, and subject to the waiver and termination provisions of Section 10.5 of this Appendix 10, CSXI meets the Network Service Standard more than 70% but less than 80% of the time on average with respect to a given O/D Pair or meets the Premium O/D Service Standard more than 80% but less than 90% on average with respect to a given O/D Pair,

                                  App. -40-                          Confidental

CSXI shall pay APL/LTS $25 multiplied by the difference between the number of Containers that met the Network Service Standard or the Premium O/D Service Standard for that month and 80% of the total number of Containers subject to the Network Service Standard during that month or 90% of the total number of Containers subject to the Premium O/D Service Standard during that month, respectively. Alternatively, if, in any month after satisfaction of the conditions in Section 10.3 of this Appendix 10, and subject to the waiver and termination provisions of Section 10.5 of this Appendix 10, CSXI meets the Network Service Standard 70% of the time on average or less with respect to a given O/D Pair, or meets the Premium O/D Service Standard 80% of the time on average or less with respect to a given O/D Pair, CSXI shall pay APL/LTS $50 multiplied by the difference between the number of Containers that met the Network Service Standard or the Premium O/D Service Standard for that month and 80% of the total number of Containers subject to the Network Service that month or 90% of the total number of Containers subject to the Premium O/D Service Standard that month, respectively. For example, if from Chicago to Kearny, which was designated as a Premium O/D Pair in a period for which LTS was eligible to receive liquidated damages under Section 10.3 of this Appendix 10, CSXI meets the scheduled availability time for 150,000 Containers out of total monthly volume of 175,000 Containers resulting in its meeting the Premium O/D Service Standard 86% of the time, CSXI would owe liquidated damages of $187,500 ($25 x 7,500, the difference between 157,500 (90% of 175,000) and 150,000 Containers, the number of Containers which met the Service Standard).

         10.5 Termination of Damages. If, after satisfaction of the conditions in Section 10.3 of this Appendix 10, CSXI complies with the applicable service standard with respect to that O/D Pair over a two calendar month period, its liability for liquidated damages under Section 10.4 of this Appendix 10 will terminate. If CSXI is able to do so within three calendar months after satisfaction of the conditions in Section 10.3 of this Appendix 10, CSXI will not owe any liquidated damages to APL/LTS with respect to that service failure.

         10.6 Timing of Payments. Any liquidated damages due with respect to the first three (3) calendar months after the conditions of Section 10.3 of this Appendix 10 have been satisfied with respect to a given O/D Pair shall be paid within fifteen (15) days after the end of the third month. Thereafter, all such damages shall be paid within fifteen (15) days after the month in which they accrue. CSXI will pay LTS the liquidated damages due under this Appendix 10. LTS shall be responsible for allocating a portion of the liquidated damages to APL in accordance with a methodology agreed to by APL and LTS.

         10.7  Exclusions from Network or Premium O/D Service Standards.

               10.7.1 General. Subject to Section 10.7.2 and 10.7.3 of this Appendix 10, any Equipment that is delayed due to force majeure conditions as described in Article 16, bad-order cars not originated by CSXI on its Core Network, conditions not caused by CSXI, including but not limited to, late deliveries on interchange traffic to CSXI or failure to make cut-off times, or any actions by or conditions caused by APL or LTS, including but not limited to, lack of APL or LTS Chassis, bad-order Chassis, late ship, lack of proper or complete documentation, Terminal congestion caused by acts or omissions of APL or LTS, APL's or LTS' failure to meet applicable cutoff or interchange times, and

                                  App. -41-                         Confidential
         instructions from APL or LTS to CSXI such as extending gate cut-offs or requesting hold-outs of trains or set-outs or pick-ups en route, shall not be considered in calculating the applicable Service Standards.

                  10.7.2 Eastbound Exclusions. For originating traffic moving eastbound, any Container which makes the cutoff at the ingate shall be counted as meeting the applicable Service Standard if it meets the scheduled availability time. If the Container misses the cutoff but makes the scheduled train, it shall be counted as meeting the applicable Service Standard if it meets the scheduled availability time; however, if it does not make the scheduled availability time, it shall not be counted.

                  10.7.3 Westbound Exclusions. For interchange traffic moving westbound, any Container which is ingated to CSXI before the cutoff shall be counted as meeting the performance standard if it meets the scheduled interchange time. If the Container is ingated after the cutoff but makes the scheduled train, it shall be counted as meeting the applicable Service Standard if it meets the scheduled interchange time; however, if it does not make the scheduled interchange time, it shall not be counted.

                  10.7.4 Dedicated Trains. Late eastbound Dedicated Trains received in interchange arriving within one (1) hour of schedule will be counted in determining whether CSXI has met the Network Service Standard; however, these trains shall have an additional one (1) hour of time added to their scheduled Container availability time at destination.

                  10.7.5 Continuing Efforts. If a Container is excluded from measurement of the Network or Premium O/D Service Standard, CSXI will still use all reasonable efforts to transport the Container on a timely basis and at the hourly transit time set forth in the applicable train schedule.

         10.8     Diversion for Service Failure.

                  10.8.1 Right to Divert for Service Failure. If, during any three (3) months within a six (6) consecutive month period after CSXI has been required to pay liquidated damages, CSXI does not meet the Network Service Standard more than 70% of the time on average with respect to an O/D Pair where CSXI is obligated to pay liquidated damages or does not meet the Premium O/D Service Standard more than 80% of the time on average with respect to an O/D Pair where CSXI is obligated to pay liquidated damages, APL or LTS shall have the right to divert affected traffic between such O/D Pair, in whole or in part, to other carriers, and the volume commitments shall be adjusted as to that O/D Pair.

                  10.8.2 Termination of Diversion. If CSXI restores its service with respect to an O/D Pair in which the volume commitment has been adjusted in accordance with Section 10.8.1 of this Appendix 10 to the Network Service Standard 80% or the Premium O/D Service Standard 90% of the time on average over a three calendar month period, then the volume commitments shall be reinstated as to that O/D Pair. If, however, APL's and

                                  App. -42-                         Confidential

         LTS' movements between that O/D Pair are contractually committed to another transportation provider, the volume commitments set forth in Appendix 5.2 shall not apply until APL's and LTS' first opportunity to terminate its contractual commitments to other providers with respect to that O/D Pair. If (a) CSXI has, during any four (4) months within the six (6) consecutive month period immediately prior to APL's or LTS' first contractual opportunity to terminate its commitment to another provider, met the Network Service Standard 80% of the time on average for that O/D Pair or met the Premium O/D Service Standard 90% of the time on average for that O/D Pair and (b) CSXI operates or will commit to operate train schedules for that O/D Pair that are market competitive, then upon APL's or LTS' first contractual opportunity, APL's and LTS' Movements between that O/D Pair will be subject to the volume commitments in Appendix 5.2.

         10.9 Exclusive Remedies for Service Failures. APL's and LTS' sole and exclusive remedies for CSXI's service failure shall be to receive the liquidated damages payment set forth in Section 10.4 of this Appendix 10 and to divert its volume in accordance with Section 10.8 of this Appendix 10.

         10.10 Semi Annual Service Review. The parties will participate in semi-annual service reviews in order to support measurement, analysis, and corrective action.

                                  App. -43-                         Confidential

                                 APPENDIX 14.1

                           CSXI'S LIABILITY FOR CARGO

         CSXI's liability for loss, damage, destruction or delay to cargo shall be governed by the terms of Directory No. 1 as modified herein and in effect on the date of such loss, damage, destruction or delay; provided however that the maximum liability limit will be $250,000 per Container. CSXI will be liable for up to $250,000 per Container regardless of any more restrictive limitations of liability imposed by CSXT. CSXI shall not be liable for any loss, damage or destruction to cargo requiring protection from heat or cold caused by failure of the temperature controlled Container or protective services or for any maintenance, inspection, refueling, or other protective services involving such Containers.

                                  App. -44-                         Confidential

                                 APPENDIX 14.3

                          CLAIMS BY SHIPPING CUSTOMERS

         CSXI will allow APL's/LTS' shipping customers to submit cargo and Equipment claims directly to CSXI for resolution pursuant to this Agreement. All limitations of liability and other claims procedures and principles that apply to APL or LTS under this Agreement shall also apply to any customer or other person or entity claiming through APL or LTS.

                                  App. -45-                         Confidential

                                  APPENDIX 17.4

                               INTERNAL DISCIPLINE

         CSXI shall not allow any of its employees who are setting rates for CSXI's customers for its Transcontinental Domestic transportation products (including EMP and NACS) to have access to APL or LTS rate and comparison information under this Agreement. CSXI shall also protect APL and LTS' Confidential Information from disclosure to its Affiliate, Sea-Land Service, Inc.

                                  App. -46-                         Confidential

                                APPENDIX 21.1.3

                      TRANSFERS OR ASSIGNMENTS TO RAILROAD

         If CSXI grants its approval to a merger, sale of all or substantially all business and assets, a reorganization, a consolidation or other change in control of APL or LTS pursuant to which the successor-in-interest or surviving entity is a railroad or an Affiliate thereof and if the successor-in-interest or surviving entity is a railroad or an Affiliate of a railroad with a significant rail network in the western United States, Section 9.3 of Appendix 9 and Exhibits 9.3 and 9.3.2 shall be void and of no further force and effect as to that party upon closing of the merger, sale, reorganization, consolidation or other change in control.

                                  App. -47-                         Confidential

                                 APPENDIX 23.1.2

                         MATTERS SUBJECT TO CSXI'S AUDIT

         CSXI shall have the right, at its own cost and expense, to cause an independent auditor to audit APL's and LTS' books and records to confirm compliance with the volume commitments set forth in Appendix 5.2, the calculation of APL/LTS per Container costs as a result of the implementation of the Combined Terminal under Sections 6.3 and 6.4 of Appendix 6, the accuracy of LTS' RPU change information provided under Section 8.3 of Appendix 8, the adjustment of rates under Appendix 8, the application of the methodologies under Appendix 9, and proper application of rate applicability restrictions set forth in this Agreement.

                                  App. -48-                         Confidential

                                 APPENDIX 23.2.2

                        MATTERS SUBJECT TO APL/LTS AUDIT

         APL/LTS shall have the right, at its own cost and expense, to cause an independent auditor to perform an audit of CSXI's books and records solely for the purposes of verifying the adjustment of rates under Article 8 of this Agreement, the application of the methodologies under Article 9 of this Agreement, and compliance with the service standards under Article 10 of this Agreement.

                                    App. -49-                       Confidential

                                  APPENDIX 23.3

                             AUDITS UNDER APPENDIX 9

         Notwithstanding the provisions of Sections 23.1 and 23.2 of the Agreement, the following provisions shall apply to audits under Section 9.3 of Appendix 9. CSXI or APL/LTS may request audits under Section 9.3.2(a) of Appendix 9 no more frequently than once per three month period. An audit under
Section 9.3.2(a) of Appendix 9 that is not a follow-up audit to an audit that found a party to have a negative Zone Compliance Amount shall be at the expense of the party requesting the audit, regardless of the findings of such audit. Any follow-up audit to an audit that found that either the CSXI Zone Compliance Amount or the LTS Zone Compliance Amount was negative shall be at the expense of the party whose Zone Compliance Amount was negative. If both the CSXI Zone Compliance Amount and the LTS Zone Compliance Amount were negative, then CSXI and APL/LTS shall share the expense of the follow-up audit.

                                    App. -50-                       Confidential

                                 EXHIBIT 1.1.30
                                 EASTERN STATES

                 Alabama
                 Connecticut
                 Delaware
                 Florida
                 Georgia
                 Illinois
                 Indiana
                 Kentucky
                 Louisiana
                 Maine
                 Maryland
                 Massachusetts
                 Michigan
                 Mississippi
                 Missouri
                 New Hampshire
                 New Jersey
                 New York
                 North Carolina
                 Ohio
                 Pennsylvania
                 Rhode Island
                 South Carolina
                 Tennessee
                 Vermont
                 Virginia
                 West Virginia

                                                                    Confidential

                                 EXHIBIT 1.1.31
                            EASTERN AND WESTERN ZONES

WESTERN ZONES

Western Zone 1: Pacific Northwest

Western Zone 2: Middle California

Western Zone 3: Southern California



EASTERN ZONES

Eastern Zone 1:  Boston, Massachusetts; Worcester, Massachusetts, Springfield,
                 Massachusetts; Syracuse, New York; Buffalo, New York

Eastern Zone 2:  Terminals in northern New Jersey and the New York City metropolitan area

Eastern Zone 3:  Philadelphia, Pennsylvania; Harrisburg, Pennsylvania;
                 Baltimore, Maryland

Eastern Zone 4:  Terminals in the Atlanta, Georgia area

Eastern Zone 5:  Jacksonville, Florida; Savannah, Georgia; Charleston, South
                 Carolina; Charlotte, North Carolina; Nashville, Tennessee; Miami, Florida; Tampa, Florida; Orlando, Florida; Mobile, Alabama

                                                                    Confidential

                                 EXHIBIT 1.1.37

                      EXISTING LESS-THAN-TRUCKLOAD SHIPPERS

                                CF Motor Freight
               Washington Oregon Shippers Cooperative Association
                          Interstate Consolidation Inc.
                                CH Robinson Inc.
                              Clipper Exxpress Inc.
                         Eastern American Transport Inc.
                              Roadway Express Inc.

                                                                    Confidential

                                 EXHIBIT 1.1.38

                             EXISTING TPI CUSTOMERS
                           (as of the Effective Date)

                       Australia New Zealand Direct Lines
                             Bermuda Container Line
                            Centennial Express Corp.
                                  Farrell Lines
                              Fleet Shipping Lines
                                   Hapag Lloyd
                                  Hub City HLX
                                Matson Navigation
                               P&O Container Lines
                             Transamerica Steamship
                             Westwood Shipping Lines

                                                                    Confidential

                                 EXHIBIT 1.1.62

                                PREMIUM O/D PAIRS

                    Chicago, Illinois to Baltimore, Maryland
                    Baltimore, Maryland to Chicago, Illinois
                      Chicago, Illinois to South Kearny, NJ
                      South Kearny, NJ to Chicago, Illinois
                     Atlanta, Georgia to Memphis, Tennessee
                     Memphis, Tennessee to Atlanta, Georgia
                   Atlanta, Georgia to New Orleans, Louisiana
                   New Orleans, Louisiana to Atlanta, Georgia

                                                                    Confidential

                                  EXHIBIT 4.1.1

                       LINEHAUL RATES FOR APL'S MOVEMENTS
                    IN TRANSCONTINENTAL INTERNATIONAL SERVICE
                           (as of the Effective Date)

                                                                    Confidential

                                     EXHIBIT

                     EXPLANATION OF NOTES AND ABBREVIATIONS

HPL  -         Hapag Lloyd

HW   -         Hunt Wesson

IHF  -         International Home Foods

IP   -         International Paper

MAT  -         Matson

MSC  -         Mediterranean Shipping Lines

NAB  -         Nabisco

P&O  -         P&O

WM   -         Wal Mart

WWD  -         Westwood

(C)       -    Indicates mixed mode rate wherein service is a combination of stack plus conventional

(S)       -    Indicates rate based on stack service from origin to destination

(S1)      -    Indicates sub service adjusted rate for actual origin/destination of Allentown

(S2)      -    Indicates sub service adjusted rate for actual origin/destination of Greensboro

(S3)      -    Indicates sub service adjusted rate for actual origin/destination of Harrisburg

(S4)      -    Indicates sub service adjusted rate for actual origin/destination of Norfolk

(X)       -  Refers to rates on shipments interchanged by railroad to or from a connecting rail carrier.
(R)       -  Rate applies only for domestic loaded reefer moves.
(1)       Rates from CSX Agreement 5032, Plan 800
(2)       Rates from CSX Directory 8, Plan 800
(3)       Rates from CSX proposal dated 5/14/98, Plan 800
(4)       Rates from NS8407
(5)       Rates from CSX Agreement 5032, Plan 810
(6)       Rates from CSX proposal dated 5/14/98, Plan 810
(7)       Rates from CSX Directory 8, Plan 810

APINY - APL's Intermodal facility located in South Kearny Morrisville - Rates to/fm Morrisville are shown to/fm Philadelphia

                                       CSX

                                                                    Confidential

                                  EXHIBIT 4.1.2

                   LINEHAUL RATES FOR APL'S OR LTS' MOVEMENTS
                            OF APL OR LTS CONTAINERS
                      IN TRANSCONTINENTAL DOMESTIC SERVICE
                           (as of the Effective Date)

                                                                    Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.2

                       LINEHAUL RATES FOR APL'S MOVEMENTS
          OF APL OR LTS CONTAINERS IN TRANSCONTINENTAL DOMESTIC SERVICE

------------------------------------------------------------------------------------------------------------
     ORIGIN           DESTINATION        NOTES          20'       40'           45'        48'       53'
------------------------------------------------------------------------------------------------------------
                                                            LOADED RATES
------------------------------------------------------------------------------------------------------------
Atlanta               Chicago                           246       365          365        365       379
                      --------------------------------------------------------------------------------------
                      Memphis (X)                       149       241          241        238       266
                                          ------------------------------------------------------------------
                                          NAB            --        --           --        208       236
                      --------------------------------------------------------------------------------------
                      New Orleans (X)                   149       241          241        238       266
                                          ------------------------------------------------------------------
                                          NAB            --        --           --        208       236
------------------------------------------------------------------------------------------------------------
Baltimore             Chicago             (S3)          130       130          130        130       130
                                          ------------------------------------------------------------------
                                                        304       304          304        215       215
------------------------------------------------------------------------------------------------------------
Boston                Chicago                           385       466          466        461       461
------------------------------------------------------------------------------------------------------------
Charleston            Chicago                           396       646          646        689        --
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (C)           292       433          433        555        --
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (S)           268       356          356        458        --
                      --------------------------------------------------------------------------------------
                      New Orleans (X)     (C)           292       433          433        555        --
                      --------------------------------------------------------------------------------------
                      New Orleans (X)     (S)           268       356          356        458        --
------------------------------------------------------------------------------------------------------------
Charlotte             Chicago             (S2)          398       612          612        661        --
                                          ------------------------------------------------------------------
                                                        404       637          637        661       685
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (C)           285       438          438        519       552
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (S)           245       371          371        399       455
                      --------------------------------------------------------------------------------------
                      New Orleans (X)     (C)           285       438          438        519       552
                     --------------------------------------------------------------------------------------
                      New Orleans (X)     (S)           245       371          371        399       455
------------------------------------------------------------------------------------------------------------
Chicago               Atlanta                           255       426          426        426       438
                      --------------------------------------------------------------------------------------
                      Baltimore           (S3)          335       335          335        335       335
                                          ------------------------------------------------------------------
                                                        372       534          534        542       542
                                          ------------------------------------------------------------------
                                          IHF (S3)       --        --           --        250       250
                      --------------------------------------------------------------------------------------
                      Boston                            551       827          827        836       836
                      --------------------------------------------------------------------------------------
                      Buffalo                           208       305          305        319       378
                      --------------------------------------------------------------------------------------
                      Charleston                        408       664          664        706        --
                      --------------------------------------------------------------------------------------
                      Charlotte           (S2)          397       636          636        680       704
                                          ------------------------------------------------------------------
                                                        414       648          648        680       704
                      --------------------------------------------------------------------------------------
                      Columbus                          221       266          266        257       257
                      --------------------------------------------------------------------------------------
                      Jacksonville                      425       682          682        685       685
                      --------------------------------------------------------------------------------------
                      Kearny                            275       524          524        546       546
                      --------------------------------------------------------------------------------------
                      Miami                             583       940          940       1060        --
                      --------------------------------------------------------------------------------------
                      Philadelphia        (S1)          513       514          514        527       527
                                          ------------------------------------------------------------------
                                                        513       608          608        608       608
                      --------------------------------------------------------------------------------------
                      Portsmouth          (S4)          395       515          515        570       630
                      --------------------------------------------------------------------------------------
                      Savannah                          407       659          659        682        --
                      --------------------------------------------------------------------------------------
                      Springfield                       744       744          744        744       744
                      --------------------------------------------------------------------------------------
                      Syracuse                          557       557          557        539       539
                      --------------------------------------------------------------------------------------
                      Waterville                        630       630          630        630       630
                      --------------------------------------------------------------------------------------
                      Worcester                         773       773          773        837       837
------------------------------------------------------------------------------------------------------------
Cleveland             Chicago                           181       251          251        238       238
------------------------------------------------------------------------------------------------------------
Columbus              Chicago                           150       223          223        238       238
------------------------------------------------------------------------------------------------------------
Jacksonville          Chicago                           410       588          588        588        --
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (C)           307       406          406        562       610
                      --------------------------------------------------------------------------------------
                      Memphis (X)         (S)           255       322          322        437        --
                      --------------------------------------------------------------------------------------
                      New Orleans (X)     (C)           307       406          406        562       610
                      --------------------------------------------------------------------------------------
                      New Orleans (X)     (S)           255       322          322        437        --
------------------------------------------------------------------------------------------------------------

                                                               Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.2

                       LINEHAUL RATES FOR APL'S MOVEMENTS
          OF APL OR LTS CONTAINERS IN TRANSCONTINENTAL DOMESTIC SERVICE

-----------------------------------------------------------------------------------------------------------------------
       ORIGIN         DESTINATION           NOTES           20'          40'          45'         48'          53'
-----------------------------------------------------------------------------------------------------------------------
                                                            LOADED RATES
-----------------------------------------------------------------------------------------------------------------------
Kearny                Chicago                                194         310          310          336         336
-----------------------------------------------------------------------------------------------------------------------
Memphis (X)           Atlanta                                152         262          262          260         261
                      -------------------------------------------------------------------------------------------------
                                            HW                --          --          242          240          --
                                            ---------------------------------------------------------------------------
                                            NAB               --          --           --          230         231
                                            ---------------------------------------------------------------------------
                                            WM                --         235          235          216         210
                      -------------------------------------------------------------------------------------------------
                      Charleston            (S)              253         390          390          455          --
                                            ---------------------------------------------------------------------------
                                            (C)              293         484          484          529         551
                      -------------------------------------------------------------------------------------------------
                      Charlotte             (S)              258         343          343          357         376
                                            ---------------------------------------------------------------------------
                                            (C)              301         460          460          485         503
                                            ---------------------------------------------------------------------------
                                            HW                --          --          323          337          --
                                            ---------------------------------------------------------------------------
                                            WM                --         306          306          337         311
                      -------------------------------------------------------------------------------------------------
                      Jacksonville          (S)              255         370          370          398         399
                                            ---------------------------------------------------------------------------
                                            (C)              309         445          445          545         569
                                            ---------------------------------------------------------------------------
                                            HW                --          --          350          378          --
                      -------------------------------------------------------------------------------------------------
                      Miami                 (S)              399         620          620          667          --
                                            ---------------------------------------------------------------------------
                                            (C)              470         752          752          879          --
                      -------------------------------------------------------------------------------------------------
                      Savannah                               243         376          376          419         482
-----------------------------------------------------------------------------------------------------------------------
New Orleans           Atlanta                                152         262          262          260         261
                                            ---------------------------------------------------------------------------
                                            HW                --          --          242          240          --
                                            ---------------------------------------------------------------------------
                                            NAB               --          --           --          230         231
                                            ---------------------------------------------------------------------------
                                            WM                --         235          235          216         210
                      -------------------------------------------------------------------------------------------------
                      Charleston            (S)              253         390          390          455          --
                                            ---------------------------------------------------------------------------
                                            (C)              293         484          484          529         551
                      -------------------------------------------------------------------------------------------------
                      Charlotte             (S)              258         343          343          357         376
                                            ---------------------------------------------------------------------------
                                            (C)              301         460          460          485         503
                                            ---------------------------------------------------------------------------
                                            HW                --          --          323          337          --
                                            ---------------------------------------------------------------------------
                                            WM                --         306          306          337         311
                      -------------------------------------------------------------------------------------------------
                      Jacksonville          (S)              255         370          370          398         399
                                            ---------------------------------------------------------------------------
                                            (C)              309         445          445          545         569
                                            ---------------------------------------------------------------------------
                                            HW                --          --          350          378          --
                      -------------------------------------------------------------------------------------------------
                      Miami                 (S)              399         620          620          667          --
                                            ---------------------------------------------------------------------------
                                            (C)              470         752          752          879          --
                      -------------------------------------------------------------------------------------------------
                      Savannah                               243         376          376          419         482
-----------------------------------------------------------------------------------------------------------------------
Philadelphia          Chicago               (S1)             245         245          245          186         186
                                            ---------------------------------------------------------------------------
                                                             295         295          295          295         295
-----------------------------------------------------------------------------------------------------------------------
Portsmouth            Chicago               (S4)             395         515          515          535         630
-----------------------------------------------------------------------------------------------------------------------
Savannah              Chicago                                395         641          641          663          --
                      -------------------------------------------------------------------------------------------------
                      Memphis (X)           (C)              291         461          461          541          --
                      -------------------------------------------------------------------------------------------------
                      Memphis (X)           (S)              247         372          372          435          --
                      -------------------------------------------------------------------------------------------------
                      New Orleans (X)       (C)              291         461          461          541          --
                      -------------------------------------------------------------------------------------------------
                      New Orleans (X)       (S)              247         372          372          435          --
-----------------------------------------------------------------------------------------------------------------------
Springfield           Chicago                                419         419          419          419         419
-----------------------------------------------------------------------------------------------------------------------
St. Louis             Columbus                               222         308          308          308         308
-----------------------------------------------------------------------------------------------------------------------
Syracuse              Chicago                                291         424          291          291         291
                                            ---------------------------------------------------------------------------
                                            IP               221         361          221          221         221
-----------------------------------------------------------------------------------------------------------------------
Waterville            Chicago                                525         525          525          525         525
-----------------------------------------------------------------------------------------------------------------------
Worcester             Chicago                                360         360          360          296         296
-----------------------------------------------------------------------------------------------------------------------

4.1.2 APL and LTS Transcontinental Domestic Movements. The rates in this Exhibit
4.1.2 apply to APL or LTS Movements of Containers (excluding temperature controlled and tank Containers) owned or leased by APL or its Affiliates or Containers owned or leased by LTS or its Affiliates in Transcontinental Domestic Service for the O/D Pairs listed herein.
--------------------------------------------------------------------------------

                                                                    Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.2

                       LINEHAUL RATES FOR APL'S MOVEMENTS
          OF APL OR LTS CONTAINERS IN TRANSCONTINENTAL DOMESTIC SERVICE

-----------------------------------------------------------------------------------------------------------------------
     ORIGIN             DESTINATION            NOTES         20'         40'          45'         48'          53'
-----------------------------------------------------------------------------------------------------------------------
                                                            EMPTY RATES
-----------------------------------------------------------------------------------------------------------------------
Atlanta           Chicago                                    --          --           --           333         333
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           199         199
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           199         199
-----------------------------------------------------------------------------------------------------------------------
Baltimore         Chicago                                    --          --           --           187         187
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           196         196
-----------------------------------------------------------------------------------------------------------------------
Boston            Chicago                                    --          --           --           206         206
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           227         227
-----------------------------------------------------------------------------------------------------------------------
Buffalo           Chicago                                    --          --           --           240         213
-----------------------------------------------------------------------------------------------------------------------
Charleston        Chicago                                    --          --           --           448         448
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           296         296
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           296         296
-----------------------------------------------------------------------------------------------------------------------
Charlotte         Chicago                                    --          --           --           360         360
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           200         200
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           200         200
-----------------------------------------------------------------------------------------------------------------------
Cleveland         Chicago                                    --          --           --           193         193
-----------------------------------------------------------------------------------------------------------------------
Columbus          Chicago                                    --          --           --           157         157
                  -----------------------------------------------------------------------------------------------------
                  Worcester                                  --          --           --           164         164
-----------------------------------------------------------------------------------------------------------------------
Jacksonville      Chicago                                    --          --           --           370         370
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           250         250
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           250         250
-----------------------------------------------------------------------------------------------------------------------
Kearny            Chicago                                    --          --           --           119         119
                  -----------------------------------------------------------------------------------------------------
                  Kansas City                                --          --           --           268         268
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           170         170
-----------------------------------------------------------------------------------------------------------------------
Miami             Chicago                                    --          --           --           452         452
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           404         404
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           404         404
-----------------------------------------------------------------------------------------------------------------------
Philadelphia      Chicago                                    --          --           --           209         209
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           227         227
-----------------------------------------------------------------------------------------------------------------------
Portsmouth        Chicago                   (S4)             --          --           --           239         239
-----------------------------------------------------------------------------------------------------------------------
Savannah          Chicago                                    --          --           --           448         448
                  -----------------------------------------------------------------------------------------------------
                  Memphis (X)                                --          --           --           296         296
                  -----------------------------------------------------------------------------------------------------
                  New Orleans (X)                            --          --           --           296         296
-----------------------------------------------------------------------------------------------------------------------
Springfield       Chicago                                    --          --           --           210         210
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           227         227
-----------------------------------------------------------------------------------------------------------------------
Syracuse          Chicago                                    --          --           --           165         165
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           227         227
-----------------------------------------------------------------------------------------------------------------------
Waterville        Chicago                                    --          --           --           290         290
-----------------------------------------------------------------------------------------------------------------------
Worcester         Chicago                                    --          --           --           210         210
                  -----------------------------------------------------------------------------------------------------
                  St. Louis                                  --          --           --           227         227
-----------------------------------------------------------------------------------------------------------------------

4.1.2 APL and LTS Transcontinental Domestic Movements. The rates in this Exhibit
4.1.2 apply to APL or LTS Movements of Containers (excluding temperature controlled and tank Containers) owned or leased by APL or its Affiliates or Containers owned or leased by LTS or its Affiliates in Transcontinental Domestic Service for the O/D Pairs listed herein.
--------------------------------------------------------------------------------

                                                                    Confidential

                                     EXHIBIT

                     EXPLANATION OF NOTES AND ABBREVIATIONS

HPL      -        Hapag Lloyd

HW       -        Hunt Wesson

IHF      -        International Home Foods

IP       -        International Paper

MAT      -        Matson

MSC      -        Mediterranean Shipping Lines

NAB      -        Nabisco

P&O      -        P&O

WM       -        Wal Mart

WWD      -        Westwood


(C)          -    Indicates mixed mode rate wherein service is a combination of stack plus conventional

(S)          -    Indicates rate based on stack service from origin to
                  destination

(S1)         -    Indicates sub service adjusted rate for actual origin/
                  destination of Allentown

(S2)         -    Indicates sub service adjusted rate for actual origin/
                  destination of Greensboro

(S3)         -    Indicates sub service adjusted rate for actual origin/
                  destination of Harrisburg

(S4)         -    Indicates sub service adjusted rate for actual origin/
                  destination of Norfolk

(X)          -  Refers to rates on shipments interchanged by railroad to or from a connecting rail carrier.
(R)          -  Rate applies only for domestic loaded reefer moves.
(1)          Rates from CSX Agreement 5032, Plan 800
(2)          Rates from CSX Directory 8, Plan 800
(3)          Rates from CSX proposal dated 5/14/98, Plan 800
(4)          Rates from NS8407
(5)          Rates from CSX Agreement 5032, Plan 810
(6)          Rates from CSX proposal dated 5/14/98, Plan 810
(7)          Rates from CSX Directory 8, Plan 810

APINY - APL's Intermodal facility located in South Kearny
Morrisville - Rates to/fm Morrisville are shown to/fm Philadelphia

                                       CSX

                                                                    Confidential

                                  EXHIBIT 4.1.3

                    LINEHAUL RATES FOR EXISTING TPI CUSTOMERS
                           (as of the Effective Date)

                                                                    Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.3

                           LINEHAUL RATES FOR EXISTING
                                  TPI CUSTOMERS

--------------------------------------------------------------------------------------------------------------------
       ORIGIN         DESTINATION          NOTES            20'         40'          45'         48'        53'
--------------------------------------------------------------------------------------------------------------------
                                                     LOADED RATES
--------------------------------------------------------------------------------------------------------------------
Atlanta               Chicago                               259         384          384         --         --
                      ----------------------------------------------------------------------------------------------
                      Memphis (X)                           157         254          254         --         --
                      ----------------------------------------------------------------------------------------------
                      New Orleans (X)                       157         254          254         --         --
--------------------------------------------------------------------------------------------------------------------
Baltimore             Chicago               (S3)            412         433          433         --         --
                                            ------------------------------------------------------------------------
                                            MAT             372         442          442         --         --
                                            ------------------------------------------------------------------------
                                            MSC             354         368          368         --         --
                                            ------------------------------------------------------------------------
                                            MSC (S3)        153         280          280         --         --
                                            ------------------------------------------------------------------------
                                                            412         483          483         --         --
--------------------------------------------------------------------------------------------------------------------
Boston                Chicago               MSC             470         727          727         --         --
                                            ------------------------------------------------------------------------
                                                            494         739          739         --         --
--------------------------------------------------------------------------------------------------------------------
Charleston            Chicago                               417         680          680         --         --
                      ----------------------------------------------------------------------------------------------
                      Memphis (X)           (C)             307         456          584         --         --
                      ----------------------------------------------------------------------------------------------
                      Memphis (X)           (S)             282         375          375         --         --
                      ----------------------------------------------------------------------------------------------
                      New Orleans (X)       (C)             307         456          584         --         --
                      ----------------------------------------------------------------------------------------------
                      New Orleans (X)       (S)             282         375          375         --         --
--------------------------------------------------------------------------------------------------------------------
Charlotte             Chicago               (S2)            398         612          612         --         --
                                            ------------------------------------------------------------------------
                                                            425         671          671         --         --
                      ----------------------------------------------------------------------------------------------
                      Memphis (X)           (C)             300         461          461         --         --
                      ----------------------------------------------------------------------------------------------
                      Memphis (X)           (S)             258         391          391         --         --
                      ----------------------------------------------------------------------------------------------
                      New Orleans (X)       (C)             300         461          461         --         --
                      ----------------------------------------------------------------------------------------------
                      New Orleans (X)       (S)             258         391          391         --         --
--------------------------------------------------------------------------------------------------------------------
Chicago               Atlanta                               268         448          448         --         --
                      ----------------------------------------------------------------------------------------------
                      Baltimore             (S3)            455         542          542         --         --
                                            ------------------------------------------------------------------------
                                            MAT             372         556          556         --         --
                                            ------------------------------------------------------------------------
                                            MSC             387         571          571         --         --
                                            ------------------------------------------------------------------------
                                            MSC (S3)        228         471          471         --         --
                                            ------------------------------------------------------------------------
                                                            455         590          590         --         --
                      ----------------------------------------------------------------------------------------------
                      Boston                MSC             542         841          841         --         --
                                            ------------------------------------------------------------------------
                                                            635         960          960         --         --
                      ----------------------------------------------------------------------------------------------
                      Buffalo               (S)             219         321          321         --         --
                      ----------------------------------------------------------------------------------------------
                      Buffalo               (C)             238         338          338         --         --
                      ----------------------------------------------------------------------------------------------
                      Charleston                            429         699          699         --         --
                      ----------------------------------------------------------------------------------------------
                      Charlotte             (S2)            397         636          636         --         --
                                            ------------------------------------------------------------------------
                                                            436         682          682         --         --
                      ----------------------------------------------------------------------------------------------
                      Cincinnati            (4)             210         395          395         --         --
                      ----------------------------------------------------------------------------------------------
                      Cleveland                             264         304          271         --         --
                      ----------------------------------------------------------------------------------------------
                      Columbus                              233         280          280         --         --
                      ----------------------------------------------------------------------------------------------
                      Jacksonville                          447         718          718         --         --
                      ----------------------------------------------------------------------------------------------
                      Kearny                HPL             346         574          574         --         --
                                            ------------------------------------------------------------------------
                                            MAT             415         594          594         --         --
                                            ------------------------------------------------------------------------
                                            MSC             351         540          540         --         --
                                            ------------------------------------------------------------------------
                                            P&O             366         594          594         --         --
                                            ------------------------------------------------------------------------
                                            WWD             358         616          616         --         --
                                            ------------------------------------------------------------------------
                                                            415         679          679         --         --
                      ----------------------------------------------------------------------------------------------
                      Miami                                 614         989          989         --         --
                      ----------------------------------------------------------------------------------------------
                      Philadelphia          (S1)            559         559          559         --         --
                                            ------------------------------------------------------------------------
                                            MSC             442         592          592         --         --
                                            ------------------------------------------------------------------------
                                                            563         663          663         --         --
                      ----------------------------------------------------------------------------------------------
                      Portsmouth            (S4)            395         515          515         --         --
                      ----------------------------------------------------------------------------------------------

                                                                    Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.3

                           LINEHAUL RATES FOR EXISTING
                                  TPI CUSTOMERS

--------------------------------------------------------------------------------------------------------------------
       ORIGIN         DESTINATION          NOTES            20'         40'          45'         48'        53'
--------------------------------------------------------------------------------------------------------------------
                                                     LOADED RATES
--------------------------------------------------------------------------------------------------------------------

                      ----------------------------------------------------------------------------------------------
                      Savannah                              428         694          694         --         --
                      ----------------------------------------------------------------------------------------------
                      Springfield           MSC             829         829          829         --         --
                                            ------------------------------------------------------------------------
                                                            834         834          834         --         --
                      ----------------------------------------------------------------------------------------------
                      Syracuse              MSC             359         480          480         --         --
                                            ------------------------------------------------------------------------
                                                            633         633          633         --         --
--------------------------------------------------------------------------------------------------------------------

                                                                    Confidential

-------------------------------------------------------------------------------
                                  EXHIBIT 4.1.3

                           LINEHAUL RATES FOR EXISTING
                                  TPI CUSTOMERS

----------------------------------------------------------------------------------------------------------------------
   ORIGIN             DESTINATION          NOTES            20'         40'          45'         48'          53'
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                               LOADED RATES
----------------------------------------------------------------------------------------------------------------------
Chicago               Worchester            MSC             829         829          829         --           --
                                            --------------------------------------------------------------------------
                                                            900         900          900         --           --
                      ------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Cincinnati            Chicago               (4)             189         347          347         --           --
----------------------------------------------------------------------------------------------------------------------
Cleveland             Chicago                               190         264          264         --           --
----------------------------------------------------------------------------------------------------------------------
Columbus              Chicago                               158         235          235         --           --
----------------------------------------------------------------------------------------------------------------------
Jacksonville          Chicago                               432         619          619         --           --
                      ------------------------------------------------------------------------------------------------
                      Memphis (X)           (C)             323         427          427         --           --
                      ------------------------------------------------------------------------------------------------
                      Memphis (X)           (S)             268         339          339         --           --
                      ------------------------------------------------------------------------------------------------
                      New Orleans (X)       (C)             323         427          427         --           --
                      ------------------------------------------------------------------------------------------------
                      New Orleans (X)       (S)             268         339          339         --           --
----------------------------------------------------------------------------------------------------------------------
Kearny                Chicago               HPL             269         343          343         --           --
                                            --------------------------------------------------------------------------
                                            MAT             269         343          343         --           --
                                            --------------------------------------------------------------------------
                                            MSC             218         340          340         --           --
                                            --------------------------------------------------------------------------
                                            P&O             269         343          343         --           --
                                            --------------------------------------------------------------------------
                                                            350         425          425         --           --
----------------------------------------------------------------------------------------------------------------------
Memphis (X)           Atlanta                               160         276          276         --           --
                      ------------------------------------------------------------------------------------------------
                      Charleston            (C)             308         509          509         --           --
                      ------------------------------------------------------------------------------------------------
                      Charleston            (S)             266         411          411         --           --
                      ------------------------------------------------------------------------------------------------
                      Charlotte             (C)             317         484          484         --           --
                      ------------------------------------------------------------------------------------------------
                      Charlotte             (S)             272         361          361         --           --
                      ------------------------------------------------------------------------------------------------
                      Jacksonville          (C)             325         468          468         --           --
                      ------------------------------------------------------------------------------------------------
                      Jacksonville          (S)             268         389          389         --           --
                      ------------------------------------------------------------------------------------------------
                      Miami                 (C)             495         792          792         --           --
                      ------------------------------------------------------------------------------------------------
                      Miami                 (S)             420         653          653         --           --
                      ------------------------------------------------------------------------------------------------
                      Savannah              (C)             307         472          472         --           --
                      ------------------------------------------------------------------------------------------------
                      Savannah              (S)             256         396          396         --           --
----------------------------------------------------------------------------------------------------------------------
New Orleans (X)       Atlanta                               160         276          276         --           --
                      ------------------------------------------------------------------------------------------------
                      Charleston            (C)             308         509          509         --           --
                      ------------------------------------------------------------------------------------------------
                      Charleston            (S)             266         411          411         --           --
                      ------------------------------------------------------------------------------------------------
                      Charlotte             (C)             317         484          484         --           --
                      ------------------------------------------------------------------------------------------------
                      Charlotte             (S)             272         361          361         --           --
                      ------------------------------------------------------------------------------------------------
                      Jacksonville          (C)             325         468          468         --           --
                      ------------------------------------------------------------------------------------------------
                      Jacksonville          (S)             268         389          389         --           --
                      ------------------------------------------------------------------------------------------------
                      Miami                 (C)             495         792          792         --           --
                      ------------------------------------------------------------------------------------------------
                      Miami                 (S)             420         653          653         --           --
                      ------------------------------------------------------------------------------------------------
                      Savannah              (C)             307         472          472         --           --
                      ------------------------------------------------------------------------------------------------
                      Savannah              (S)             256         396          396         --           --
----------------------------------------------------------------------------------------------------------------------
Philadelphia          Chicago               (S1)            345         345          345         --           --
                                            --------------------------------------------------------------------------
                                            MSC             354         374          374         --           --
                                            --------------------------------------------------------------------------
                                            MSC (S1)        340         340          340         --           --
                                            --------------------------------------------------------------------------
                                                            426         512          512         --           --
----------------------------------------------------------------------------------------------------------------------
Portsmouth            Chicago               (S4)            395         515          515         --           --
----------------------------------------------------------------------------------------------------------------------
Savannah              Chicago                               416         675          675         --           --
                      ------------------------------------------------------------------------------------------------
                      Memphis (X)                           260         392          392         --           --
                      ------------------------------------------------------------------------------------------------
                      New Orleans (X)                       260         392          392         --           --
----------------------------------------------------------------------------------------------------------------------
Springfield           Chicago                               691         691          691         --           --
----------------------------------------------------------------------------------------------------------------------

                                                                    Confidential

-------------------------------------------------------------------------------
                                  EXHIBIT 4.1.3

                           LINEHAUL RATES FOR EXISTING
                                  TPI CUSTOMERS

----------------------------------------------------------------------------------------------------------------------
    ORIGIN            DESTINATION          NOTES            20'         40'          45'         48'          53'
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                               LOADED RATES
----------------------------------------------------------------------------------------------------------------------
Syracuse              Chicago               MSC             340         430          430         --           --
----------------------------------------------------------------------------------------------------------------------
                                                            585         585          585         --           --
----------------------------------------------------------------------------------------------------------------------
Worcester             Chicago               MSC             706         706          706         --           --
                                            --------------------------------------------------------------------------
                                                            769         769          769         --           --
----------------------------------------------------------------------------------------------------------------------

4.1.3 TPI Movements. The rates in this Exhibit 4.1.3 shall apply to APL or LTS Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by Existing TPI Customers in Transcontinental International Service between the O/D Pairs listed above. If the name of the Existing TPI Customer is specified in the notes column, then the rate shall only apply to shipments for the benefit of that Existing TPI Customer. If there is no Existing TPI Customer specified in the notes column, then any Existing TPI Customer may use the rate.
-------------------------------------------------------------------------------


                                                                    Confidential

-------------------------------------------------------------------------------
                                  EXHIBIT 4.1.3

                           LINEHAUL RATES FOR EXISTING
                                  TPI CUSTOMERS

----------------------------------------------------------------------------------------------------------------------
    ORIGIN            DESTINATION        NOTES              20'          40'         45'         48'          53'
----------------------------------------------------------------------------------------------------------------------
                                            EMPTY RATES
----------------------------------------------------------------------------------------------------------------------
Baltimore             St. Louis                             210          210         210         --           --
----------------------------------------------------------------------------------------------------------------------
Boston                St. Louis                             210          210         210         --           --
----------------------------------------------------------------------------------------------------------------------
Cleveland             Chicago                               190          264         264         --           --
----------------------------------------------------------------------------------------------------------------------
Columbus              Chicago                               135          200         200         --           --
----------------------------------------------------------------------------------------------------------------------
Kearny                Chicago                               173          173         173         --           --
                      ------------------------------------------------------------------------------------------------
                      Columbus                              126          126         126         --           --
                      ------------------------------------------------------------------------------------------------
                      St. Louis                             140          140         140         --           --
----------------------------------------------------------------------------------------------------------------------
Philadelphia          Chicago                               210          210         210         --           --
----------------------------------------------------------------------------------------------------------------------
Syracuse              Chicago                               209          209         209         --           --
----------------------------------------------------------------------------------------------------------------------

4.1.3 TPI Movements. The rates in this Exhibit 4.1.3 shall apply to APL or LTS Movements of Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by Existing TPI Customers in Transcontinental International Service between the O/D Pairs listed herein.

If the name of the Existing TPI Customer is specified in the notes column, then the rate shall only apply to shipments for the benefit of that Existing TPI Customer. If there is no Existing TPI Customer specified in the notes column, then any Existing TPI Customer may use the rate.

-------------------------------------------------------------------------------


                                                                    Confidential

                                     EXHIBIT

                     EXPLANATION OF NOTES AND ABBREVIATIONS

HPL      -    Hapag Lloyd

HW       -    Hunt Wesson

IHF      -    International Home Foods

IP       -    International Paper

MAT      -    Matson

MSC      -    Mediterranean Shipping Lines

NAB      -    Nabisco

P&O      -    P&O

WM       -    Wal Mart

WWD      -    Westwood


(C)      -    Indicates mixed mode rate wherein service is a combination of stack plus conventional

(S)      -    Indicates rate based on stack service from origin to destination

(S1)     -    Indicates sub service adjusted rate for actual origin/destination of Allentown

(S2)     -    Indicates sub service adjusted rate for actual origin/destination of Greensboro

(S3)     -    Indicates sub service adjusted rate for actual origin/destination of Harrisburg

(S4)     -    Indicates sub service adjusted rate for actual origin/destination of Norfolk

(X)      -  Refers to rates on shipments interchanged by railroad to or from a connecting rail carrier.
(R)      -  Rate applies only for domestic loaded reefer moves.
(1)      Rates from CSX Agreement 5032, Plan 800
(2)      Rates from CSX Directory 8, Plan 800
(3)      Rates from CSX proposal dated 5/14/98, Plan 800
(4)      Rates from NS8407
(5)      Rates from CSX Agreement 5032, Plan 810
(6)      Rates from CSX proposal dated 5/14/98, Plan 810
(7)      Rates from CSX Directory 8, Plan 810

APINY - APL's Intermodal facility located in South Kearny
Morrisville - Rates to/fm Morrisville are shown to/fm Philadelphia

                                       CSX

                                                                    Confidential

                                  EXHIBIT 4.1.4

              LINEHAUL RATES FOR TEMPERATURE CONTROLLED CONTAINERS
                           (as of the Effective Date)

                                                                    Confidential

--------------------------------------------------------------------------------
                                  EXHIBIT 4.1.4

                       LINEHAUL RATES FOR APL'S MOVEMENTS
                      OF TEMPERATURE CONTROLLED CONTAINERS

----------------------------------------------------------------------------------------------------------------------
       ORIGIN         DESTINATION            NOTES          20'          40'         45'          48'         53'
----------------------------------------------------------------------------------------------------------------------
Baltimore             Chicago               (R)             --           --          --           302         --
                                            --------------------------------------------------------------------------
                                            (R)(S3)         --           --          --           133         --
----------------------------------------------------------------------------------------------------------------------
Boston                Chicago               (R)             --           --          --           395         --
----------------------------------------------------------------------------------------------------------------------
Chicago               Baltimore             (R)             --           --          --           600         --
                                            --------------------------------------------------------------------------
                                            (R)(S3)         --           --          --           399         --
                      ------------------------------------------------------------------------------------------------
                      Boston                (R)             --           --          --           792         --
                      ------------------------------------------------------------------------------------------------
                      Kearny                (R)             --           --          --           570         --
                      ------------------------------------------------------------------------------------------------
                      Philadelphia          (R)             --           --          --           639         --
                                            --------------------------------------------------------------------------
                                            (R)(S1)         --           --          --           477         --
                      ------------------------------------------------------------------------------------------------
                      Springfield           (R)             --           --          --           725         --
                      ------------------------------------------------------------------------------------------------
                      Syracuse              (R)             --           --          --           540         --
----------------------------------------------------------------------------------------------------------------------
Kearny                Chicago               (R)             --           --          --           335         --
----------------------------------------------------------------------------------------------------------------------
Philadelphia          Chicago               (R)             --           --          --           317         --
                                            --------------------------------------------------------------------------
                                            (R)(S1)         --           --          --           208         --
----------------------------------------------------------------------------------------------------------------------
Springfield           Chicago               (R)             --           --          --           338         --
----------------------------------------------------------------------------------------------------------------------
Syracuse              Chicago               (R)             --           --          --           295         --
----------------------------------------------------------------------------------------------------------------------

4.1.4 Temperature Controlled Movements. The rates in this Exhibit 4.1.4 shall only apply to LTS Movements of temperature controlled Containers owned or leased by third parties in Transcontinental Domestic Service between the O/D Pairs listed herein.

--------------------------------------------------------------------------------

                                                                    Confidential

                                     EXHIBIT

                     EXPLANATION OF NOTES AND ABBREVIATIONS

HPL      -    Hapag Lloyd

HW       -    Hunt Wesson

IHF      -    International Home Foods

IP       -    International Paper

MAT      -    Matson

MSC      -    Mediterranean Shipping Lines

NAB      -    Nabisco

P&O      -    P&O

WM       -    Wal Mart

WWD      -    Westwood


(C)      -    Indicates mixed mode rate wherein service is a combination of stack plus conventional

(S)      -    Indicates rate based on stack service from origin to destination

(S1)     -    Indicates sub service adjusted rate for actual origin/destination of Allentown

(S2)     -    Indicates sub service adjusted rate for actual origin/destination of Greensboro

(S3)     -    Indicates sub service adjusted rate for actual origin/destination of Harrisburg

(S4)     -    Indicates sub service adjusted rate for actual origin/destination of Norfolk

(X)      -  Refers to rates on shipments interchanged by railroad to or from a connecting rail carrier.
(R)      -  Rate applies only for domestic loaded reefer moves.
(1)      Rates from CSX Agreement 5032, Plan 800
(2)      Rates from CSX Directory 8, Plan 800
(3)      Rates from CSX proposal dated 5/14/98, Plan 800
(4)      Rates from NS8407
(5)      Rates from CSX Agreement 5032, Plan 810
(6)      Rates from CSX proposal dated 5/14/98, Plan 810
(7)      Rates from CSX Directory 8, Plan 810

APINY - APL's Intermodal facility located in South Kearny
Morrisville - Rates to/fm Morrisville are shown to/fm Philadelphia

                                       CSX

                                                                    Confidential

                                  EXHIBIT 4.1.5

                   LINEHAUL RATES FOR EMPTY CONTAINERS MOVING
           WITHIN THE EASTERN STATES THAT HAVE A PRIOR AND SUBSEQUENT
                            TRANSCONTINENTAL MOVEMENT
                           (as of the Effective Date)

                                                                    Confidential

--------------------------------------------------------------------------------

                                  EXHIBIT 4.1.5

                   LINEHAUL RATES FOR EMPTY CONTAINERS MOVING
        WITHIN THE EASTERN UNITED STATES THAT HAVE A PRIOR AND SUBSEQUENT
                            TRANSCONTINENTAL MOVEMENT

------------------------------------------------------------------------------------------------------------
       ORIGIN        DESTINATION        NOTES           20'         40'        45'        48'       53'
------------------------------------------------------------------------------------------------------------
Atlanta             Charleston           (5)            115         147        147        156       156
                   -----------------------------------------------------------------------------------------
                    Charlotte                           106         124        124        124       124
                   -----------------------------------------------------------------------------------------
                    Jacksonville                         60          92         92         92        92
                   -----------------------------------------------------------------------------------------
                    Miami                               128         174        174        174       174
                   -----------------------------------------------------------------------------------------
                    Savannah                            115         156        156        156       156
                   -----------------------------------------------------------------------------------------
                    Tallyrand                            60          92         92         92        92
------------------------------------------------------------------------------------------------------------
Baltimore           Detroit                             309         309        309        346       346
------------------------------------------------------------------------------------------------------------
Boston              Columbus                            127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Indianapolis                        309         309        309        346       346
                   -----------------------------------------------------------------------------------------
                    Syracuse                            127         127        127        164       164
------------------------------------------------------------------------------------------------------------
Charleston          Atlanta                             115         119        119        119       119
                   -----------------------------------------------------------------------------------------
                    Charlotte                           100         100        100        100       100
                   -----------------------------------------------------------------------------------------
                    Jacksonville                        149         182        182        182       182
                   -----------------------------------------------------------------------------------------
                    Tallyrand                           149         182        182        182       182
------------------------------------------------------------------------------------------------------------
Charlotte           Atlanta                             115         156        156        156       156
                   -----------------------------------------------------------------------------------------
                    Charleston                          115         156        156        156       156
                   -----------------------------------------------------------------------------------------
                    Jacksonville                         86         119        119        119       119
                   -----------------------------------------------------------------------------------------
                    Miami                               164         238        238        238       238
                   -----------------------------------------------------------------------------------------
                    Tallyrand                            86         119        119        119       119
------------------------------------------------------------------------------------------------------------
Cleveland           Dockside                            247         247        247        247       247
------------------------------------------------------------------------------------------------------------
Columbus            Boston                              375         375        375        375       375
                   -----------------------------------------------------------------------------------------
                    Dockside                            247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Springfield                         127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Syracuse                            127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Worcester                           127         127        127        164       164
------------------------------------------------------------------------------------------------------------
Detroit             Dockside                            247         247        247        247       247
------------------------------------------------------------------------------------------------------------
Dockside            Cleveland                           247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Columbus                            247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Detroit                             247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Indianapolis                        247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Syracuse                            247         247        247        247       247
------------------------------------------------------------------------------------------------------------
Indianapolis        Kearny                              150         150        150        187       187
                   -----------------------------------------------------------------------------------------
                    Boston                              127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Dockside                            247         247        247        247       247
                   -----------------------------------------------------------------------------------------
                    Springfield                         127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Syracuse                            127         127        127        164       164
                   -----------------------------------------------------------------------------------------
                    Worcester                           127         127        127        164       164
------------------------------------------------------------------------------------------------------------
Jacksonville        Atlanta                              60          92         92         92        92
                   -----------------------------------------------------------------------------------------
                    Charleston           (6)            200         200        200        200       200
                   -----------------------------------------------------------------------------------------
                    Charlotte                            86         119        119        119       119
------------------------------------------------------------------------------------------------------------
Kearny              Boston                              121         121        121        121       121
                   -----------------------------------------------------------------------------------------
                    Buffalo                             169         169        169        169       169
                   -----------------------------------------------------------------------------------------
                    Columbus                            121         121        121        121       121
                   -----------------------------------------------------------------------------------------
                    Detroit                             121         121        121        121       121
                   -----------------------------------------------------------------------------------------
                    Indianapolis                        297         297        297        334       334
                   -----------------------------------------------------------------------------------------
                    Syracuse                            126         126        126        126       126
                   -----------------------------------------------------------------------------------------
                    Toledo (X)                          121         121        121        121       121
------------------------------------------------------------------------------------------------------------
Marysville          Columbus                             36          36         36         36        36
------------------------------------------------------------------------------------------------------------
Miami               Atlanta                             128         174        174        174       174
                   -----------------------------------------------------------------------------------------
                    Charlotte                           164         238        238        238       238
------------------------------------------------------------------------------------------------------------
Orlando             Atlanta              (7)            284         284        284        284       284
------------------------------------------------------------------------------------------------------------
Portsmouth          Atlanta                             219         219        219        219       219
------------------------------------------------------------------------------------------------------------
Savannah            Atlanta                             104         104        104        104       104
------------------------------------------------------------------------------------------------------------
                    Charleston                          115         156        156        156       156
------------------------------------------------------------------------------------------------------------
                    Charlotte                           101         101        101        101       101
------------------------------------------------------------------------------------------------------------

                                                                    Confidential

--------------------------------------------------------------------------------

                                  EXHIBIT 4.1.5

                   LINEHAUL RATES FOR EMPTY CONTAINERS MOVING
        WITHIN THE EASTERN UNITED STATES THAT HAVE A PRIOR AND SUBSEQUENT
                            TRANSCONTINENTAL MOVEMENT

------------------------------------------------------------------------------------------------------------
       ORIGIN             DESTINATION     NOTES          20'        40'       45'        48'        53'
------------------------------------------------------------------------------------------------------------
Savannah (port)       Atlanta              (6)           128        128       128        128        128
------------------------------------------------------------------------------------------------------------
Springfield           Columbus                           127        127       127        164        164
                     ---------------------------------------------------------------------------------------
                      Indianapolis                       309        309       309        346        346
------------------------------------------------------------------------------------------------------------
Syracuse              Boston                             127        127       127        164        164
                     ---------------------------------------------------------------------------------------
                      Buffalo                            190        190       190        227        227
                     ---------------------------------------------------------------------------------------
                      Dockside                           247        247       247        247        247
                     ---------------------------------------------------------------------------------------
                      Springfield                        127        127       127        164        164
------------------------------------------------------------------------------------------------------------
Tallyrand             Atlanta                             60         92        92         92         92
                     ---------------------------------------------------------------------------------------
                      Charlotte                           86        119       119        119        119
------------------------------------------------------------------------------------------------------------
Tampa                 Atlanta              (7)           293        293       293        293        293
                     ---------------------------------------------------------------------------------------
                      Jacksonville         (7)           243        269       269        269        269
------------------------------------------------------------------------------------------------------------
Worcester             Cleveland                          309        309       309        346        346
                     ---------------------------------------------------------------------------------------
                      Columbus                           127        127       127        164        164
                     ---------------------------------------------------------------------------------------
                      Indianapolis                       309        309       309        346        346
------------------------------------------------------------------------------------------------------------

4.1.5 Empty movements with Prior and Subsequent Transcontinental Movements. The rates in this Exhibit 4.1.5 shall apply to APL or LTS Movements of empty Containers (including but not limited to temperature controlled, flat racks and tank Containers) owned or leased by LTS or APL or their Affiliates between the foregoing origins and destinations where that movement has an immediately prior and subsequent Transcontinental movement.

--------------------------------------------------------------------------------

                                                                    Confidential

                                     EXHIBIT

                     EXPLANATION OF NOTES AND ABBREVIATIONS

HPL      -        Hapag Lloyd

HW       -        Hunt Wesson

IHF      -        International Home Foods

IP       -        International Paper

MAT      -        Matson

MSC      -        Mediterranean Shipping Lines

NAB      -        Nabisco

P&O      -        P&O

WM       -        Wal Mart

WWD      -        Westwood


(C)          -    Indicates mixed mode rate wherein service is a combination of stack plus conventional

(S)          -    Indicates rate based on stack service from origin to
                  destination

(S1)         -    Indicates sub service adjusted rate for actual
                  origin/destination of Allentown

(S2)         -    Indicates sub service adjusted rate for actual
                  origin/destination of Greensboro

(S3)         -    Indicates sub service adjusted rate for actual
                  origin/destination of Harrisburg

(S4)         -    Indicates sub service adjusted rate for actual
                  origin/destination of Norfolk

(X)          -  Refers to rates on shipments interchanged by railroad to or from a connecting rail carrier.
(R)          -  Rate applies only for domestic loaded reefer moves.
(1)          Rates from CSX Agreement 5032, Plan 800
(2)          Rates from CSX Directory 8, Plan 800
(3)          Rates from CSX proposal dated 5/14/98, Plan 800
(4)          Rates from NS8407
(5)          Rates from CSX Agreement 5032, Plan 810
(6)          Rates from CSX proposal dated 5/14/98, Plan 810
(7)          Rates from CSX Directory 8, Plan 810

APINY - APL's Intermodal facility located in South Kearny
Morrisville - Rates to/fm Morrisville are shown to/fm Philadelphia

                                       CSX

                                                                    Confidential

                                   EXHIBIT 4.3

                           TERMINAL SERVICES AND RATES

         The following services are included in the APL/LTS linehaul rates (as in effect from time to time) and are applicable at all of CSXI's Terminals other than Kearny, NJ:

         A. Services Included in Linehaul Rates. For Containers with associated rail billing, the services described in Sections 4.2.1, 4.2.2, 4.2.3, 4.2.4, 4.2.5, 4.2.6 and 4.2.7 of the Agreement:

         B.   Parking Spaces.

              B. 1     General.  CSXI will provide parking spaces for Containers
and Chassis in accordance with this Paragraph B.

              B.2 Space allocations. Parking space for empty APL/LTS Equipment at CSXI's Intermodal terminals will be allocated as follows, effective June 1, 2001:

             Terminal                Parking for Containers and Chassis
             --------                ----------------------------------
             Atlanta(1)                         726
             Charlotte(2)                       253
             Charleston                         128
             Jacksonville                       160
             Memphis                             45
             Portsmouth                          75
             Savannah                            90
             Boston                             225
             Springfield                         27
             Syracuse(3)                        135
             Worcester                           24
             Philadelphia/Morrisville           125
             Baltimore                          125
             Buffalo                            250
             Columbus                           250
             Chicago(4)                         365
             Cincinnati                         150
             Cleveland                           90
             Nashville                           85
             Detroit(5)                         225
             Tampa                               10
             Orlando                             10
             New Orleans                         10

                                                                   Confidential

                  (1) The allocation includes 230 spaces at Tilford and 496 at Hulsey.

                  (2) The allocation includes 40 spaces for Containers representing Greensboro volume as well as Rozel's Ferry volume.

                  (3) The allocation includes 50 spaces for Containers representing Albany volume.

                  (4) This is an aggregate number for all Chicago area terminals.

                  (5) This is an aggregate number for all Detroit area terminals. The parties will renegotiate the space allocation upon confirmation of the transfer of General Motors' volume to movement on the Core Network.

                  B.3 Parking Space and Chassis Fleet Allocation Changes. The number of parking spots for Containers and Chassis provided to APL/LTS will increase and decrease at a percentage rate equal to the percentage volume increase or decrease of Transcontinental APL/LTS loaded Containers in-bound to the applicable Terminal. Changes in the APL/LTS volume used to determine the next year's parking space allocation will be calculated on an annual calendar year basis (or on such other periodic basis as the parties may mutually agree from time to time). For example, if, at the end of a calendar year, it is determined that the Transcontinental APL/LTS loaded Container volume that moved in-bound to a Terminal increased by 20% over the prior year, then the number of parking spots for Chassis and Containers provided to APL/LTS at that Terminal will increase by 20% for the next year. If at the end of any subsequent calendar year, it is determined that the Transcontinental APL/LTS loaded Containers in-bound volume decreased by 25% from the prior year, the number of parking spots for Chassis and Containers provided to APL/LTS will decrease by 25% for the next year.

                  B.4 Storage in Excess of Parking Allocation. CSXI will monitor and advise APL/LTS from time to time of the number of spaces being used by APL/LTS Chassis and empty Containers at a Terminal. APL/LTS will use all commercially reasonable efforts to limit storage of its Chassis and empty Containers to the allotted spaces at each Terminal. CSXI will provide APL/LTS with daily reports of the aggregate number of APL/LTS Chassis and empty Containers at each Terminal and with weekly reports showing the empty Containers and Chassis by alpha-numeric identifiers. CSXI will notify APL's/LTS' local Terminal contact if APL's/LTS' Chassis and empty Containers exceed the applicable storage space allotment. APL and LTS shall pay CSXI the storage charges set forth below for all empty Containers and Chassis in excess of 100% of the storage allotment, as to which no free time will be applicable. In addition to the collection of storage charges, CSXI may cease allowing APL or LTS Containers and Chassis through the Terminal gate, move Chassis and/or empty Containers by rail from the Terminal to another location at APL's/LTS' empty rate or take such other action it deems necessary and advisable at APL's/LTS' expense if APL or LTS Chassis and empty Containers at the Terminal in excess of the storage allotment are, in CSXI's reasonable opinion, affecting the efficiency of Terminal operations. Storage charges will not be assessed for any day on which CSXI's gate at the Terminal has been closed if any excess Equipment is picked up on the day immediately following the day on which CSXI's gate had been closed. Similarly, storage charges will not be assessed on empty Containers for which there is rail billing if such empty Container arrives before cutoff and remains on the Terminal as a result of CSXI's failure to move the empty Container on the train specified in the rail billing.

                                                                    Confidential

     C. Free Time and Storage Charges for Loaded Containers. For TPI Containers and loaded Containers in Domestic Service, free time will be calculated and storage charges will be assessed in accordance with Directory No. 1; provided however, that if LTS, rather than its notify customer, is responsible to pay the storage charge after lapse of free time, the storage charge in this limited circumstance will be $27 per day per loaded Container. For loaded APL Containers in International Service, free time will be calculated and charged in accordance with Directory No. 1, except that the charge shall be $27 per day per loaded Container and free time shall be day of notification plus one hundred twenty (120) hours. When computing the free time allowance, Saturdays, Sundays and Holidays (as defined in Directory No. 1) will be considered additional free days unless they occur after the first chargeable day. Due to the liability that may be imposed on CSXI by steamship carriers, U.S. customs, the Internal Revenue Service and others if a Container is released without payment or proper clearance, APL will not designate any entity other than APL, including but not limited to a draymen or pick-up agent, as the notify party for any Container in International Service. If APL is the notify party or has designated another person or entity as the notify party for a Container moving under this Agreement, APL shall defend, indemnify and hold harmless CSXI, its Affiliates and the respective officers, directors, employees, and agents of each from and against Losses associated with the release of the Container to the notify party, including but not limited to any failure to obtain any payment or to comply with any U.S. customs or other governmental requirements or regulations regarding the handling, transportation or release of in-bond shipments. In reliance on APL's blanket promise to pay storage charges and provided that APL is the notify party, CSXI will not collect storage charges from draymen of APL but rather will bill APL on a deferred basis. APL shall pay CSXI for all such storage charges. Similarly, storage charges will not be assessed on loaded Containers for which there is rail billing if such loaded Container arrives before cutoff and remains on the Terminal as a result of CSXI's failure to move the loaded Container on the train specified in the rail billing.

     D. Additional Charges. The following charges are not included in the APL/LTS linehaul rates. If APL or LTS requests these services, the following charge will apply:

     a)   Secondary lifts, "Chassis Flips"        $25 per lift

     b)   Storage in excess of space allocation   $7.50 per day per empty
                                                  Container or Chassis

     E. Billing Authorization Process. The following procedures apply to charges assessed in accordance with this Exhibit 4.3.

          E.1 Storage charges. For storage charges resulting from APL/LTS exceeding the storage allocation and any storage charges on loaded Containers due from LTS (rather than its notify customer) or APL, Terminal representatives for both CSXI and APL/LTS at each applicable Terminal will exchange a spreadsheet that shows the number of empty Equipment in excess of the storage allocation per day and the amount of any storage charges due from APL/LTS for loaded Containers in Domestic Service. After the data in the daily spreadsheet has been approved by APL/LTS and CSXI Terminal representatives, APL/LTS will prepare a monthly spreadsheet aggregating the daily spreadsheet for all Terminals and forward it to the

                                                                    Confidential

CSXI North and South representatives identified in paragraph E.3 for verification against the daily Terminal records. After verification of the monthly statement, CSXI will send the appropriate billing contacts for APL and LTS set forth in paragraph E.3 a billing statement based on the verified statement data, and APL and LTS will pay all charges set forth on such billing statement in a timely manner in accordance with this Agreement.

                  E.2 Secondary lifts, Chassis Flips. CSXI will directly assess secondary lift and chassis flip charges provided to TPI Customers against the notify customer or its agent. CSXI will obtain APL/LTS authorization for secondary lifts and chassis flips provided with respect to APL or LTS Equipment under the following procedures. APL/LTS will maintain a spreadsheet that shows APL/LTS Equipment at each Terminal. If any APL/LTS Equipment requires a secondary lift or chassis flip, CSXI will obtain an authorization number for the lift or flip from the APL/LTS Terminal representatives. CSXI will use commercially reasonable efforts to obtain authorization for the secondary lift or flip before providing the service unless obtaining advance authorization would delay the provision of transportation service to APL/LTS or otherwise adversely affect efficient Terminal operations or the service is needed outside of normal Terminal operating hours. If CSXI has not received an authorization number in advance of providing the service, it will use commercially reasonable efforts to contact the applicable APL/LTS representative and obtain an authorization number as soon as practicable. APL/LTS shall provide CSXI with an authorization number of the lift or flip unless the lift or flip clearly resulted from CSXI's or its lift contractor's error, such as placing the Container or Trailer on the wrong chassis upon initial unloading from the train. APL/LTS will record the authorization number in its spreadsheet. The authorization number will authorize APL's and LTS' finance departments to pay CSXI for such services. APL/LTS will prepare a monthly statement aggregating the daily spreadsheets of authorized lifts and flips at all Terminals and will forward it to the CSXI North and South representatives identified in Paragraph
E.3 for verification against the daily Terminal records. After verification of the monthly statement, CSXI will send the appropriate billing contacts for APL and LTS set forth in section E.3 a billing statement based on the verified statement data, and APL and LTS will pay all charges set forth on such billing statement in a timely manner in accordance with this Agreement.

                  E.3 Billing Contacts. For billing matters related to Terminal charges under this Exhibit 4.3, the following contact information shall apply. Any party may change its billing contact information upon notice to the other parties.

                  To CSXI: For charges verified by CSXI North and South
                             representatives below:

                                   Kurt Klippel,
                                   CSX Intermodal, Inc.
                                   (J-764), Bell South Tower, 301 W. Bay Street, Jacksonville, FL 32202
                                   Tel: 904-633-1610
                                   Fax: 904-357-7714
                                   E-Mail: Kurt_Klippel@csx.com

                                                                    Confidential

                               For verification of monthly spreadsheet for
                                   Terminals in the North:

                                   Denise Principe
                                   3400 S. Christopher Columbus Blvd.
                                   Philadelphia, PA. 19148.
                                   Tel: 215-218-3311
                                   Fax: 215-218-3313.
                                   E-Mail: Denise_Principe@csx.com

                               For verification of monthly spreadsheet for
                                   Terminals in the South:

                                   Amy Oguni
                                   173 Boulevard SE
                                   Atlanta, GA 30312.
                                   Tel: 404 350-5044
                                   Fax:404-350-5431.
                                   E-mail: Amy_Oguni@csx.com

                      to APL:  For charges incurred in the Northeast
                                   (Portsmouth, Boston, Springfield,
                                   Philadelphia, Worcester,
                                   Baltimore and Buffalo):

                                   Joe Assante, Director of Operations Northeast APL Limited,
                                   100 Central Ave.,
                                   Bldg 40c, South Kearny, NJ 07032
                                   Tel: 973-522-3510
                                   Fax: 973-522-3487
                                   E-Mail: joe_assante@apl.com

                               For charges incurred in the Northwest (Chicago,
                                   Cincinnati, Cleveland, Pittsburgh, Detroit and Columbus):

                                   Roger Epich
                                   APL Limited
                                   2302 South Pauline St.
                                   Chicago, IL 60608
                                   Tel: 773 650 7113
                                   Fax: 773 650 7124
                                   E-Mail: roger_epich@apl.com

                               For charges incurred in the South:

                                   Kirk Douglas, APL Limited
                                   2003 Marietta Road
                                   Atlanta, GA 30318
                                   Telephone:
                                   Fax:

                                                                    Confidential

                                    E-mail:




             To LTS:  For charges incurred in the North:

                          Bill Vossen, Pacer Stacktrain,
                          123 Pennsylvania Ave.
                          South Kearny, NJ 07032
                          Tel: 973-465-5928
                          Fax: 973-344-5588
                          E-Mail: bill_vossen@pacerstack.com

                      For charges incurred in the South:

                          Jesse Howell,
                          Pacer Stacktrain,
                          1040 Crown Pointe Parkway, Suite 450,
                          Atlanta, GA 30338
                          Tel: 770-395-8098
                          Fax: 770-395-8224
                          E-Mail: jesse_h_howell@pacerstack.com

             E.4 APL/LTS Local Terminal Contacts. From time to time upon CSXI's request, APL/LTS will provide CSXI with a list of their applicable Terminal representatives who will be involved in the authorization of lifts/flips, management of stored Equipment and reconciliation of Terminal storage data described in this Exhibit 4.3.

                                                                    Confidential

                                   EXHIBIT 4.4

                                DEDICATED TRAINS

APL and LTS will pay the per Container rates set forth in Exhibits 4.1.1, 4.1.2,
4.1.3 and 4.1.4 subject to the minimum charges per train set forth below. The minimum charge per train is based on the number of FEU's tendered by APL and LTS for Dedicated Train movement:

----------------------------------------------------------------
Number of FEU's       Points in Note A      Points in Note B
----------------------------------------------------------------
60 or less            $89,100               $29,448
----------------------------------------------------------------
61-70                 $89,100               $29,631
----------------------------------------------------------------
71-80                 $89,100               $29,371
----------------------------------------------------------------
81-90                 $89,100               $29,117
----------------------------------------------------------------
91-100                $89,100               $31,617
----------------------------------------------------------------
100-110               $89,100               $34,117
----------------------------------------------------------------
111-120               $89,100               $35,514
----------------------------------------------------------------
121-130               $89,991               $38,014
----------------------------------------------------------------
131-140               $90,884               $40,514
----------------------------------------------------------------
141-150               $92,964               $41,912
----------------------------------------------------------------
151-160               $93,851               $44,412
 ---------------------------------------------------------------
161-170               $94,744               $45,806
----------------------------------------------------------------
171-180               $96,822               $47,204
----------------------------------------------------------------
181- or over          N/A                   N/A
----------------------------------------------------------------

                                                                Maximum Run Time
                                                                ----------------
Note A:      From Chicago, IL to South Kearny, NJ.              34 hours
Note B:      From New Orleans, LA to Atlanta, GA                20 hours
             From Memphis, TN to Atlanta, GA                    25 hours

                                     EXAMPLE

If APL and LTS tendered the shipments set forth below for movement in Dedicated Train service from Chicago to South Kearny, the train would be rated as shown:

APL/LTS Tender              Rate Exhibit Rates             Resulting Charges
--------------              ------------------             -----------------
90 APL 40' shipments        $500                           $45,000
50 LTS 48' shipments        $524                           $26,300
10 TPI 40' shipments        $574                           $ 5,740

----------------------                                     -------
150 Total Shipments                                        Total Charges $77,040

As the total charges based on the Rate Exhibit are less than the required minimum per charge for a train of 150 FEU's, APL would pay the minimum train charge of $92,964.

                                                                    Confidential

If APL/LTS advises CSXI that it will have less than one hundred eighty one (181) FEUs for movement on the Dedicated Train, then CSXI may find other shipments which can be placed on that train. Further, CSXI may add other shipments to a Dedicated Train when APL/LTS has one hundred eighty-one (181) FEUs or more. Any shipments added by CSXI shall neither delay the planned departure of the train nor its planned arrival and availability at destination. The minimum charges shown in this Exhibit 4.4 will not apply when CSXI adds shipments of other CSXI customers to the Dedicated Train. Shipments that a western railroad carrier adds to the Dedicated Train will be counted to determine the minimum train charge, if any, to be paid by APL or LTS. Prior to the departure of the Dedicated Train from the origin terminal, CSXI shall advise APL in writing as to how many additional shipments it has added to the Dedicated Train.

                                                                    Confidential

                                  EXHIBIT 4.11

                          AMENDMENTS TO DIRECTORY NO. 1

         The provisions of Directory No. 1 set forth in this Exhibit shall be modified to read as set forth below. For purposes of construing Directory No. 1, APL or LTS, as applicable, shall be considered the Shipper.

ITEM 10. INTRODUCTION, GENERAL TERMS, AND INTERPRETATION

(f)      MODIFICATION OF TERMS

         The terms of this Directory may be changed by CSXI in accordance with Appendix 4.11 of the Agreement. In the event of conflict between the terms in this Directory and the Agreement, the conflicting terms of the Agreement will control.

ITEM 90. CSXI LIABILITY FOR CARGO CLAIMS

(a)      LIMIT OF LIABILITY

         Subsection a) iv shall be replaced with the following: "CSXI's liability as defined in (ii) and (iii) above shall be subject to a maximum of $250,000 per Container."

(d)      FILING

         All claims for damage to or loss of Cargo must be in writing and received by CSXI within one (1) year from the date of delivery of the Shipment (or if a connecting Carrier involved in the move requires a shorter period, the Carrier's shorter period will apply). If the Shipment has not been delivered, then the claim must be filed within one (1) year (or the shorter period required by a connecting Carrier) of the time that the Shipment was scheduled for delivery. The time limit is designed to enable CSXI sufficient time to refile and process its claim with its Underlying Carrier or other contractor, if applicable.

         If Shipper has not filed a claim in the manner required by this Directory within the foregoing time period, CSXI's obligation to process and, where appropriate, pay Cargo claims, shall be extinguished and CSXI shall be released from any liability therefor. After the expiration of the one (1) year period (or the shorter period required by a connecting Carrier), Shipper may proceed by filing a written claim directly with CSXI's Underlying Carriers, but CSXI makes no representations regarding, and bears no responsibility for, the timeliness or sufficiency of any such filing nor the payment of the claim.

                                                                    Confidential

(f)       BURDEN OF PROOF

          In any legal proceedings filed against CSXI with respect to a Cargo loss or damage claim, Shipper must prove, in addition to all other elements of its claim as defined in this Item 90, that the Cargo was: in good condition, properly prepared for transportation, appropriately packaged, loaded, blocked and braced within the Vehicle pursuant to the applicable AAR guidelines and all other relevant rules and regulations at the time that the Shipment was tendered by the Shipper or Interchanged to CSXI or its Underlying Carrier or contractor, and that the Shipment was damaged during the course of the service arranged or provided by CSXI. The failure of the Shipper to establish the foregoing shall result in a conclusive presumption that the Shipment was not damaged during transportation services arranged or provided by CSXI. The foregoing notwithstanding, CSXI shall waive this presumption and Shipper shall not be required to prove the circumstances set forth above in the event of damage to Cargo as a result of a derailment or loss of Cargo from pilferage.

(h)       DAMAGES

          The second paragraph of this section shall be deleted.

ITEM 150. SHIPPING DOCUMENT

APL/LTS shall not be required to provide the following information in its shipping document:

(14) Commodity and STCC number (7 digits) unless the cargo is hazardous materials or waste.
(15) Actual Shipper
(16) Actual origin city, state
(17) Actual receiver
(18) Actual destination

Drop off/Stay with
Desired Appointment time
Vessel Name
Sailing Date
Ocean Bill of Lading number
Booking number

APL and LTS shall provide any item of the foregoing information if it is necessary to determine compliance with Article 7 or to apply the methodologies in Article 9.

ITEM 160. BENEFICIAL OWNERS

This section shall be deleted.

ITEM 180. CREDIT AND PAYMENT PROVISIONS
Item 180 shall be revised to read as follows: "All transportation, terminal, accessorial charges or other charges owed CSXI with respect to a Shipment must be paid in U.S. Dollars."

                                                                    Confidential

ITEM 190.   OVERCHARGE AND UNDERCHARGE CLAIMS

Claims by CSXI for undercharges and by Shipper for overcharges must be made to the other party in writing within one year of delivery of the Shipment. Failure to do so within the allotted time shall constitute a waiver of the claim and a release of the other party from any liability therefor. A response to the overcharge or undercharge claim must be made by the applicable party within thirty (30) days of receipt. All lawsuits for overcharges or undercharges must be filed within one year of delivery of the Shipment.

ITEM 255.   VEHICLE DAMAGE:  SHIPPER VEHICLES

Item 255 shall be deleted as these matters are covered elsewhere in this Agreement.

ITEM 370.   CHASSIS, CONTAINERS (WITHOUT WHEELS)

Item 370 shall apply except to Terminals where the matters are covered by
Exhibit 4.3 or Exhibit 6.1.

                                                                    Confidential

                                   EXHIBIT 6.1

                                 KEARNY TERMINAL

Parking Spots. CSXI will provide APL/LTS with, as of the Effective Date and subject to adjustment as set forth below, a minimum of 760 parking spots for Chassis and for APL empty and loaded Containers and LTS empty Containers at the Combined Terminal without charge during the term of this Agreement. Each parking space used by Containers may be wheeled or stacked, unless prohibited by law. The number of parking spots provided to APL/LTS at the Combined Terminal will increase and decrease at a percentage rate equal to the percentage volume increase or decrease of Transcontinental APL and LTS loaded Containers in-bound to the Combined Terminal. Changes in the APL/LTS volume used to determine the next year's parking space allocation will be calculated on an annual calendar year basis. For example, if, at the end of a calendar year, it is determined that the Transcontinental APL/LTS loaded Container volume that moved in-bound to the Combined Terminal increased by 20% over the prior year, then the number of parking spots for Chassis and Containers provided to APL/LTS at the Combined Terminal will increase by 20% for the next year. If at the end of any subsequent calendar year, it is determined that the Transcontinental APL/LTS loaded Containers in-bound volume decreased by 25% from the prior year, the number of parking spots for Chassis and Containers provided to APL/LTS will decrease by 25% for the next year.

Storage In Excess of Parking Allocation. CSXI will monitor and advise APL/LTS from time to time of the number of spaces being used by APL/LTS Chassis and Containers at the Combined Terminal. APL/LTS will use all commercially reasonable efforts to limit storage of its Equipment to the allotted spaces at the Combined Terminal. CSXI will notify APL's/LTS' local Terminal contact if APL's/LTS' Chassis or Containers exceed the applicable storage space allotment. APL/LTS will pay CSXI the storage charges set forth below after expiration of the applicable free time for all Equipment in excess of 100% of the storage allotment. CSXI may cease allowing APL or LTS Containers through the Terminal gate, move empty Containers from the Terminal to another location at APL's/LTS' empty rate or take such other action it deems necessary and advisable if APL or LTS Containers at the Terminal in excess of the storage allotment are, in CSXI's reasonable opinion, affecting the efficiency of Terminal operations. Storage charges will not be assessed for any day on which CSXI's gate at the Combined Terminal has been closed if any excess Equipment is picked up on the day immediately following the day on which CSXI's gate had been closed. Similarly, storage charges will not be assessed on Containers for which there is rail billing if such Container remains on the Terminal as a result of CSXI's failure to move the Container on the train specified in the rail billing.

Storage Charges. Storage charges for Containers or Chassis in excess of space allocation shall be as follows: $10 per day per empty Container, $27 per day per loaded Container and $5 per day per bare Chassis if CSXI's local Terminal management determines that APL/LTS is abusing its Chassis space allocation.

Lift Charges. Charges for lifting Containers from the ground to Intermodal Cars, from the ground to Chassis, or from one Chassis to another Chassis ("Extra Lift") will be provided at a charge of $23.00 per Extra Lift.

Ingate or Outgate Inspections. A charge of $8.50 per gate move will apply for ingate and outgate inspections of APL or LTS Containers or Chassis without rail billing "Street-to-Street" through CSXI's normal gate.

                                                                    Confidential

                                   EXHIBIT 6.9

                      INVENTORY OF YARD AND LIFT EQUIPMENT

YARD SWITCHERS

APL Id                   Number         Make              Year        Model
------                   ------         ----              ----        -----
APST 131 to 134          4              Capacity          1987        TJ4000

APST 204 to 211          8              Ottawa            1989        YT30

APST 214 to 221          8              Ottawa            1989        YT30

CRANES

APL Id                   Number         Make              Year        Model
------                   ------         ----              ----        -----
APSZ 136 to 138          3              Paceco            1989        40LT RTG

                                                                    Confidential

                                   EXHIBIT 9.2

                            METHODOLOGY DESCRIPTION

         CSXI will, subject to the conditions set forth in Appendix 9 and elsewhere in the Agreement, apply the methodology described in this Exhibit 9.2 (the "Methodology") to compare linehaul rates offered to APL and LTS set forth in Exhibits 4.1.1, 4.1.2, 4.1.3 and 4.1.4 with comparable rates offered to other CSXI customers with respect to movements of Containers described in Sections 4.1.1, 4.1.2, 4.1.3 and 4.1.4 of Appendix 4.1 of the Agreement interchanged to or from CSXI at Gateways where CSXI participates in Transcontinental movements on an Interline or Rule 11 basis and to compare linehaul rates offered to APL and LTS set forth in Exhibit 4.1.5 with comparable empty rates offered to other CSXI customers with respect to movements of Containers described in Section
4.1.5 of Appendix 4.1 of the Agreement.

A.       Competitive Proposals Comparison

         A.1. General Scope of the Comparison. If at any time during the term of the Agreement, an agreement is reached between CSXI and any CSXI customer, other than APL or LTS, which grants such other customer lower linehaul rates

         (a) on Transcontinental Container shipments in International Service between Gateways on the one hand and points in the Eastern States on the other hand, than are available to APL and LTS on a round-trip basis (or one way basis if so required under Paragraph A.7) under Exhibit 4.1.1 or 4.1.3 of the Agreement, as adjusted from time to time, for Containers of the same type and size moving between the same points, or

         (b) on Transcontinental Container shipments in Domestic Service between Gateways on the one hand and points in the Eastern States on the other hand, than are available to APL and LTS on a round-trip basis (or one way basis if so required under Paragraph A.7) under Exhibit 4.1.2 or 4.1.4 of the Agreement, as adjusted from time to time, for Containers of the same type and size moving between the same points, or

         (c) on empty Container shipments in Domestic Service from an origin to a destination (excluding Gateways in both instances) which are both in the Eastern States where that movement has an immediately prior and an immediately subsequent Transcontinental movement, than are available to APL or LTS on a one way basis under Exhibit 4.1.5 of the Agreement as adjusted from time to time, for Containers of the same type and size moving from and to the same points where the APL or LTS movement also has an immediately prior and an immediately subsequent Transcontinental movement,

CSXI will adjust the linehaul rates of APL/LTS in accordance with this Exhibit. This adjustment will occur as of the effective date of any such agreement with another customer (or after any transition period permitted under Section 9.6 of Appendix 9), and subject to the same terms and conditions as may be contained in the other customer's agreement.

         A.2. Right to Audit. In the event that APL/LTS believes CSXI has not so adjusted its or the other customer's rates, APL/LTS may invoke the right to audit CSXI under Section 23.2 of the Agreement with respect to customers designated by APL/LTS at the time of the audit.

                                                                    Confidential

          A.3 Audit Procedures and Negotiations. Upon notice of APL's/LTS' invocation of its audit rights, CSXI may prepare an analysis, identify problems and propose corrective action. The independent auditor selected in accordance with Section 23.2.2 of the Agreement will review the agreements between CSXI and the designated customers and determine whether the Container movements of the other customer are of the same type and size between the same Gateway and point in the Eastern States, moving Transcontinentally on an Interline or Rule 11 basis in the same type of Service (whether International or Domestic) and, based on the procedures described in this Exhibit, whether the other customer's agreement produces lower round-trip linehaul rates (after adjustment for an "apples to apples" comparison under Paragraph A.9) than are available to APL and LTS under the applicable Rate Exhibit. For a movement on an Interline basis, the comparison will be made on a CSXI's divisional share of the through linehaul rate. The auditor will also review CSXI's analysis of those rates, if any, and its proposed corrective actions and will determine whether CSXI's corrective actions are in compliance with the Methodology. If the auditor determines that a designated customer has such lower rates, the auditor may determine if there are other areas of non-compliance that CSXI failed to address; and, if so, the auditor will work with CSXI to design, as well as implement, corrective action.

          A.4. Right to Arbitrate. If CSXI and APL/LTS have a dispute regarding the auditor's report and findings and are unable to reach agreement within ninety (90) days from the date that the auditor's report is provided, then the matter may be submitted to arbitration under the provisions of Article 22 of the Agreement.

          A.5. Load/Load and Load/Empty Comparisons. Unless a one-way comparison is required under Paragraph A.7, the following comparisons will be made:

                A.5.1 Transcontinental International. The other customer's round-trip Transcontinental International Service load/load linehaul rates will be be compared to the APL/LTS round-trip Transcontinental International Service load/load linehaul rates for Container shipments. APL's/LTS Transcontinental round-trip International Service eastbound load/empty westbound linehaul rates will be compared with other customer's Transcontinental International Service eastbound load/empty westbound linehaul rates. Transcontinental round-trip International Service eastbound load/load westbound Domestic Service linehaul rates for 20 foot, 40 foot and 45 foot Containers will be compared, the APL/LTS rate versus the other customer's rates.

                A.5.2 Transcontinental Domestic. The other customer's round-trip Transcontinental Domestic Service load/load linehaul rates will be compared to the APL/LTS round-trip Transcontinental Domestic Service load/load linehaul rates for Container shipments. APL's/LTS Transcontinental round-trip Domestic Service eastbound load/empty westbound Domestic Service linehaul rates will be compared with other customer's Transcontinental round-trip Domestic Service eastbound load/empty westbound Domestic Service linehaul rates.

          A.6. Round Trip Comparisons Generally. Comparisons are to be made by specific Container size, for a single Container unit, by each Lane (unless an O/D Pair comparison is required under Paragraph A.7), for each CSXI customer compared to APL/LTS.

          A.7.  One-Way Comparisons.

                                                                    Confidential

                A.7.1 Unbalanced Lanes. Where any other CSXI customer's Transcontinental Container volume, both loaded and empty, moving in one direction is less than 50% of its Transcontinental Container volume, both loaded and empty, moving in the opposite direction, its linehaul rates will be compared to the APL/LTS linehaul rates on a one-way basis. (Note: CSXI's volume records will be used to determine whether the other customer meets the foregoing eastbound or westbound balance criteria.) Whether a movement is "eastbound" or "westbound" will be determined by direction to or from CSXI's Gateway. For instance, from Chicago and St. Louis to all Eastern States will be considered eastbound; to Chicago and St. Louis from all Eastern States will be considered westbound.

                Example:

                (A) 100 eastbound loads + 20 westbound loads + 29 westbound empties would activate this paragraph

                (B) 100 eastbound loads + 30 westbound loads + 21 westbound empties would not activate this paragraph

                A.7.2  Empty Rates in Exhibit 4.1.5. All rates set forth in
     Exhibit 4.1.5 for APL or LTS Movements between an origin and a destination (excluding Gateways in both instances) which are both in the Eastern States where that movement has an immediately prior and an immediately subsequent Transcontinental movement will be compared on a one-way basis to the linehaul rates offered to other customers moving empty Containers between the same origin and destination where that customer's movement also has immediately prior and subsequent Transcontinental movements.

     A.8. Use of Actual Rates. Any average rates used for day to day billing purposes will not be used for comparison. The actual rates that are used to derive those average rates, if any, will be used for comparison purposes.

     A.9. Apples to Apples Comparison. When making a comparison of "linehaul rates" as provided herein, APL/LTS and CSXI recognize that APL's/LTS' cost of movement should be compared to other customer's "cost" of movement. The cost of movement includes CSXI's linehaul rates and may include railcar cost, railcar allowances, refunds, annual volume incentives, signing bonuses, terminal charges or terminal charge credits and any other like cost components such that an "apples to apples" comparison can be made between APL's/LTS' costs and those of other CSXI customers. However, refunds, annual volume incentives, signing bonuses and similar payments made by CSXI to LTS pursuant to agreement dated May 4, 1999 or to Affiliates of LTS shall not be subtracted from the linehaul rates of LTS or such Affiliates when comparing LTS' or that Affiliate's rates to the LTS rates.

     A.10. Transcontinental Comparisons Only. Actual origins and destinations west of the Continental Divide are considered distinct from actual origins and destinations east of the Continental Divide for purposes of this comparison. For example, rates applying to shipments originating in the State of Illinois and destined to the State of New York will not be compared to rates applying on shipments originating in the State of California destined to the State of New York. However, in the event that CSXI does not specifically restrict the application of the rates that it provides to entities other than APL, and such rates can be used for either traffic type as


                                                                    Confidential
described above, such rates/charges will be compared to those of APL. It is understood that APL's rates are based on Containers moving from and to points west of the Continental Divide unless otherwise specified.

         A.11 Adjustment Mechanics. In the event that any linehaul rate needs adjustment due to the results of the application of this Methodology, CSXI shall effectuate the adjustment through some combination of the following:

                 A.11.1 Raise Other Customer's Rates. CSXI may increase the other customer's rates. Any delay in implementation of the rate increase will be added to the Mirror Period.

                 A.11.2 Reduce APL and LTS Rates. CSXI will reduce the APL/LTS rates effective immediately to the extent not remedied under Paragraphs
         A.11.1 and/or A.11.3.

                 A.11.3 Retroactive Adjustment. To adjust for the time period that the lower comparable rate was made available to the other customer and not to APL or LTS, CSXI may, at its option, (a) provide APL/LTS with a lump sum refund payment representing the difference in the linehaul rate which APL/LTS had been paying and the adjusted rate times the volume they shipped in the relevant period or (b) reduce the APL/LTS rate for a minimum of the same period of time that such lower linehaul rates were in effect for that other customer prior to the adjustment of the APL/LTS rates (a "Mirror Period"), regardless of any action CSXI may take to modify the linehaul rates of the other entity. For example, if XYZ Company has a lower load/load charge which had been in effect for six months, the reduction in APL's /LTS' load/load charge would apply for a minimum of six months.

                 A.11.4 Later Adjustment. If at a later date it is determined that APL or LTS did not meet one or more criteria for a rate reduction under Appendix 9 of the Agreement, APL/LTS shall reimburse CSXI for the differences between the amount APL and LTS would have paid without the improper rate reduction under Article 9 and the amount that APL and LTS actually paid through either a lump sum refund or by adding such amount to its payments spread evenly over a six-month period.

         A.12. Implementation of Rate Reductions for APL/LTS. When CSXI effectuates the adjustment by reducing APL's or LTS' rates in order to comply with the Methodology, the reductions will be implemented directionally, on a load or empty basis and on a prospective basis as follows:

                 A.12.1 Customer's Rate is Lower in One Direction. If a CSXI customer's linehaul rate for the applicable type and size of Container is lower in only one direction and equal in the other direction, the APL/LTS rate will be reduced in the direction for which APL/LTS rate is higher so that the APL/LTS round-trip rate for the applicable type and size of Container is equal to or lower than the other CSXI customer's round-trip rate.

                 A.12.2 Customer's Rate is Lower in Both Directions. If a CSXI customer's linehaul rates for the applicable type and size of Container are lower than the APL/LTS rates in both directions, CSXI will reduce each APL/LTS rate so that the APL/LTS

                                                                    Confidential
         linehaul rate in each direction is less than or equal to the other customer's linehaul rate in each direction.

                  A.12.3 Customer's Rates is Higher in One Direction and Lower in the Other. If a CSXI customer's linehaul rate for the applicable type and size of Container is higher than the APL/LTS rate in one direction but lower in the other direction such that the CSXI customer's overall round-trip rate is lower, the APL/LTS rate will be reduced in the direction in which the APL/LTS linehaul rate is higher so that the APL/LTS round-trip rate is equal to or lower than the other customer's round-trip rate.

         A.13. Effect of CSXI's Rate Adjustment to Other Customer on APL/LTS Rate. If CSXI increases the linehaul rates of the other customer during or following the Mirror Period, the APL/LTS linehaul rates may be adjusted as provided below. Any adjustment of APL/LTS rates will be made consistent with the provisions of Paragraph A.12 of this Exhibit. Further, in no event will any one-way rate be increased to a level exceeding the rates set forth in the Rate Exhibits plus any adjustments resulting from the application of Article 8.

                  A.13.1 Other Customer's Adjusted Rate is the Same as APL/LTS Rate. If CSXI adjusts the linehaul rates of the other customer during the Mirror Period to a level equal to the APL/LTS linehaul rates that were in effect prior to the Mirror Period plus any adjustments resulting from the application of Article 8, the APL/LTS linehaul rates will be increased to their prior level plus any adjustments made under
         Article 8 effective the first day following the end of the Mirror Period. (See Example A.)

                  A.13.2 Other Customer's Adjusted Rate is Less Than APL/LTS Rate Before Mirror Period But More than APL/LTS Rate During the Mirror Period. If CSXI adjusts the other entity's linehaul rates during the Mirror Period to a level less than the round-trip level of the APL/LTS linehaul rates prior to the Mirror Period but greater than the round-trip level of the APL/LTS linehaul rates during the Mirror Period, then at the end of the Mirror Period, the round-trip of the APL/LTS linehaul rates can be increased to the same level as the other entity's increased linehaul rates (See Example B). Provided, however, in no event will the round-trip level of the APL/LTS linehaul rates be increased to a level exceeding that which applied prior to the Mirror Period plus any normal adjustments resulting from the application of
         Article 8.

                  A.13.3 Other Customer's Adjusted Rate is the Higher Than APL/LTS Rate Before Mirror Period. If CSXI adjusts the linehaul rates of the other entity during the Mirror Period to a level higher than the round-trip level of the APL/LTS linehaul rates that applied prior to the Mirror Period, then at the end of the Mirror Period, the round-trip of the APL/LTS linehaul rates can be increased to a level no greater than that which applied prior to the Mirror Period plus any normal adjustments that would have applied to the APL/LTS linehaul rates under the provisions of Article 8; and, further provided, in no event will the application of Article 8 adjustment result in a rate higher than that provided to the other customer. (See Example C).

                  A.13.4 Adjustments after Mirror Period. If, after the end of the Mirror Period, CSXI adjusts the linehaul rates of the other customer on one or more occasions, CSXI may adjust the round-trip level of the APL/LTS linehaul rates on the same dates and to the same level as the other customer subject to the following conditions. In no event will

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

         the level of the APL/LTS round-trip linehaul rates exceed the level that applied prior to the start of the Mirror Period plus any normal adjustments that would have applied to the APL/LTS linehaul rates under the provisions of Article 8. (See Examples D and E).


                                    EXAMPLE A

---------------------------------------------------------------------------------------------------------------
Date              Round-trip APL       Other Entity
                  Linehaul rates       Round-trip
                                       Linehaul
                                       rates
---------------------------------------------------------------------------------------------------------------
10/01/00          $400                 $390              Lower rate for other entity effective for 7 months
04/30/01          $404*                $390              - determines APL Mirror Period
---------------------------------------------------------------------------------------------------------------
05/01/01          $390                 $408              Mirror Period commences; Other entity's rate
                                                         increased
---------------------------------------------------------------------------------------------------------------
11/30/01          $390                 $408              Mirror Period ends
---------------------------------------------------------------------------------------------------------------
12/01/01          $408                 $408              APL rate increased
---------------------------------------------------------------------------------------------------------------

* See Note after Examples.

                                    EXAMPLE B

---------------------------------------------------------------------------------------------------------------
Date              Round-trip APL       Other Entity
                  Linehaul rates       Round-trip
                                       Linehaul
                                       rates
---------------------------------------------------------------------------------------------------------------
10/01/00          $400                 $390              Lower rate for other entity effective for 7 months
04/30/01          $404*                $390              - determines APL Mirror Period
---------------------------------------------------------------------------------------------------------------
05/01/01          $390                 $395              Mirror Period commences; Other entity rate
                                                         increased
---------------------------------------------------------------------------------------------------------------
11/30/01          $390                 $395              Mirror Period ends - 7 months
---------------------------------------------------------------------------------------------------------------
12/01/01          $395                 $395              APL rate increased
---------------------------------------------------------------------------------------------------------------

*See Note after Examples.

                                    EXAMPLE C

---------------------------------------------------------------------------------------------------------------
Date              Round-trip APL       Other Entity
                  Linehaul rates       Round-trip
                                       Linehaul
                                       rates
---------------------------------------------------------------------------------------------------------------
10/01/00          $400                 $390              Lower rate for other entity effective for 7 months
04/30/01          $404*                $390              - determines APL Mirror Period
---------------------------------------------------------------------------------------------------------------
05/01/01          $390                 $425              Mirror Period commences; Other entity rate increased
---------------------------------------------------------------------------------------------------------------
11/30/01          $390                 $425              Mirror Period ends - 7 months
---------------------------------------------------------------------------------------------------------------
12/01/01          $408                 $425              APL rate increased to maximum allowable level
---------------------------------------------------------------------------------------------------------------

*See Note after Examples.

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

                                    EXAMPLE D

---------------------------------------------------------------------------------------------------------------
Date              Round-trip APL       Other Entity
                  Linehaul rates       Round-trip
                                       Linehaul
                                       rates
---------------------------------------------------------------------------------------------------------------
11/01/00          $400                 $390              Lower rate for other entity effective for 6 months
04/30/01          $404*                $390              - determines APL Mirror Period
---------------------------------------------------------------------------------------------------------------
05/01/01          $390                 $390              Mirror Period commences
---------------------------------------------------------------------------------------------------------------
10/31/01          $390                 $390              Mirror Period ends - 6 months
---------------------------------------------------------------------------------------------------------------
02/01/02          $410                 $410              Other entity's and the APL/LTS rates increased
---------------------------------------------------------------------------------------------------------------

*See Note after Examples.

                                    EXAMPLE E

---------------------------------------------------------------------------------------------------------------
Date              Round-trip APL       Other Entity
                  Linehaul rates       Round-trip
                                       Linehaul
                                       rates
---------------------------------------------------------------------------------------------------------------
11/01/00          $400                 $390              Lower rate for other entity effective for 6 months -
04/30/01          $404*                $390              determines APL Mirror Period
---------------------------------------------------------------------------------------------------------------
05/01/01          $390                 $390              Mirror Period commences
---------------------------------------------------------------------------------------------------------------
10/31/01          $390                 $390              Mirror Period ends
---------------------------------------------------------------------------------------------------------------
12/15/01          $408                 $410              First adjustment to rates.  APL limited to
                                                         maximum Article 8 adjustment
---------------------------------------------------------------------------------------------------------------
01/01/02          $410*                $410              Rate adjusted under Article 8
---------------------------------------------------------------------------------------------------------------
04/01/02          $416                 $425              Second adjustment to rates.  APL limited to maximum
                                                         Article 8 adjustment
---------------------------------------------------------------------------------------------------------------

*Note: Under the above Examples A through E, the APL/LTS rate of $400 would have been subject to normal adjustments under Article 8 according to the following assumed calculations:

          01/01/01         $400 x 1.01 = $404
          07/01/01         $404 x 1.01 = $408
          01/01/02         $408 x 1.02 = $416

         A.14 Effect on Different Container Sizes. As an outcome of the application of this Methodology, there may be incongruities in the rate structure with regard to Container size and O/D pairs. For example, certain rates for 48-foot Containers may be lower than rates for 40 foot Containers between the same O/D pair. Such an event will not serve as the basis for lowering the rate for the 40-foot Containers.

         A.15 Gateway Comparisons. An "Alternate Gateway" is a Gateway that provides stack Intermodal Car service to a point in the Eastern States (an "Eastern Point") which APL/LTS accesses through a different Gateway under this Agreement ("APL Gateway"). CSXI will offer to APL/LTS rates for movements through an Alternate Gateway to an Eastern Point

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

which are equal to the rates offered to other CSXI customers moving Containers of the same type and size in stack Intermodal Car service through that Alternate Gateway to an Eastern Point. If APL/LTS are able to interchange their Container traffic at the Alternate Gateway at the schedules offered for the Alternate Gateway but CSXI is unable to provide transportation services to APL/LTS at the Alternate Gateway because of operational constraints, the following methodology will apply. CSXI will determine the cents per mile that APL pays in each direction between the APL Gateway and the Eastern Point for each Container type and size. CSXI will also determine the other CSXI customer's rate on a cents per mile basis in each direction between the Alternate Gateway and the Eastern Point on each Container type and size. If the CSXI customer's rate is lower on a cents per mile basis in either direction, then CSXI will reduce APL's cents per mile rate to equal the CSXI customer's cents per mile rate. That cents per mile rate will be converted back to a Container rate. The reduced rate shall only apply to the number of APL/LTS Containers equal to the number of Containers shipped by the CSXI customer through the Alternate Gateway to the applicable Eastern Point. CSXI's obligation to reduce APL/LTS' rates at the APL Gateway shall only continue for as long as operational constraints prevent CSXI from providing transportation services to APL/LTS at the Alternate Gateway. For example, assume that the following facts apply (a) APL and LTS are able to interchange their Container traffic in St. Louis for movement to Kearny, NJ; (b) CSXI is unable to provide transportation services to APL and LTS Containers at St. Louis as a result of operational constraints, (c) the then current APL/LTS rate for loaded 48' foot Containers from Chicago to Kearny and from Kearny to Chicago are $600 and $450, respectively; (d) CSXI charged a customer $650 and $500, respectively, for loaded 48' foot Containers from St. Louis to Kearny and from Kearny to St. Louis; (d) the distance between Chicago and Kearny is 890 miles and between St. Louis and Kearny is 1080 miles, (e) accordingly, the cents per mile rates for loaded 48' foot Containers from Chicago to Kearny and from Kearny to Chicago are $.67 and $.51, respectively and the cents per mile rates for loaded 48' foot Containers from St. Louis to Kearny and from Kearny to St. Louis are $.60 and $.46, respectively; (f) CSXI moved 500 loaded 48' foot Containers from St. Louis to Kearny and 300 loaded 48' foot Containers from Kearny to St. Louis during a calendar year in which CSXI was operationally unable to move APL/LTS Containers from St. Louis, CSXI will reduce the APL/LTS rate from Chicago to Kearny to $546 for 500 shipments and its rate from Kearny to Chicago to $412 for 300 shipments.

B.   Comparison with EMP/NACS rates

     B.1 General. CSXI will, subject to the conditions set forth in Article 9 and elsewhere in the Agreement, compare linehaul rates offered to APL and LTS set forth in Exhibit 4.1.2, with comparable rates offered to other CSXI customers under the EMP/NACS programs or their successors as set forth in this Paragraph B. The provisions of Paragraphs A.2, A.3 and A.4 shall also apply to comparisons under this Paragraph B.

     B.2    Comparison Method.

            B.2.1 Lanes. Comparisons will be made on a round-trip basis in Lanes where LTS offers Transcontinental Domestic Service and where CSXI offers EMP/NACS Transcontinental Domestic Service in those same Lanes. No comparison will be made in any Lane where either the LTS or the CSXI EMP/NACS annual round-trip volume of 48' and 53' Containers in Transcontinental Domestic Service is less than 500 Containers.

                                                                    Confidential

          B.2.2 Comparisons. CSXI will make comparisons of its EMP/NACS rates to the LTS linehaul rates in Exhibit 4.1.2. In the event that LTS believes it is disadvantaged by the EMP or NACS rates, then LTS may request that CSXI perform additional comparisons and make resulting adjustments to LTS rates as provided herein.

          B.2.3 "Apples to Apples" Comparisons. The parties recognize that the EMP and NACS rates, or the CSXI division of any through Transcontinental EMP or NACS rates, are different in structure than the LTS rates provided in Exhibit 4.1.2 and that both the EMP/NACS and LTS rates need to be modified in order to make logical comparisons between the rates. In consideration of the foregoing, the parties have established the following methodology to arrive at a logical "apples to apples" comparison:

          1.    Each Lane will be compared separately.

          2.    Each Container size will be compared separately.

          3. A cost component covering Container and Chassis ownership and maintenance/repair costs will be added to the LTS rates applicable to the loaded and empty movements in each direction. This component will be equal to the average EMP and NACS equipment cost experienced by CSXI in each specific Lane during the prior annual period. CSXI will secure the necessary data from the REZ1 and NACS computer systems and calculate the average equipment cost as provided in Paragraph B.2.4 below

          4. $28 per Container will be added to the westbound LTS Rates applicable to empty containers when comparisons are made in the South Kearny, Boston, Philadelphia, Baltimore and Syracuse Lanes. This cost reflects the lift cost experienced by LTS at the Union Pacific Chicago area terminal when Containers are moved empty from the foregoing points to Chicago, IL. CSXI implicitly includes comparable cost at its Bedford Park or 59/th/ Street Terminals when moving empty Containers from the foregoing points to Chicago, IL.

          5. A revenue component, stated in whole dollars, will be added to the EMP and NACS eastbound and westbound rates that is reflective of the then current average Equipment use charges assessed by CSXI under the EMP/NACS products to customers who use those products. This use charge is assessed for the time the Container and Chassis are in the possession of the customer or his drayman. The average Equipment use charges will be specific to each Lane and direction under the comparison will be derived from data secured under the provisions of Paragraph B.2.4 below. As an example, if the current Equipment use charge is $13.25 per day, and the average number of days that the Equipment is held in possession of the customer is 3.3 days for westbound loads. Then $44 will be added to the westbound EMP/NACS rate for that specific Lane. ($13.25 X 3.3 = $44 rounded)

          6. EMP/NACS customers may be assessed drop off charges for terminating empty Containers at a surplus point and may be granted a rate reduction credit for loading Containers from a surplus point. The average drop off charges and or

                                                                    Confidential
          credits incurred by CSXI for each individual Lane will be calculated as provided in Paragraph B.2.4. The resulting average drop off charges will be added to the eastbound EMP/NACS rates and the resulting average credits will be deducted from the westbound EMP/NACS rates.

          7. A charge of $5 per Container will be deducted from both the eastbound and westbound EMP/NACS loaded rates. Such charge reflects the general administrative cost to CSXI associated with the movement of Containers in Transcontinental Domestic Service.

          8. The parties recognize that some shipments moving in eastbound or westbound Transcontinental rail service require motor carrier movement at Chicago, IL in order to interchange the shipment between CSXI and the western rail carriers ("Cross-town Service"). CSXI charges its customers for this service under the EMP and NACS products, whereas LTS pays these costs as part of its overall service. As such, to the extent that CSXI assesses charges for Cross-town Service, those charges will be excluded from the round-trip comparisons made under the provisions of this Part B of Exhibit 9.2.

          9. The parties further recognize that LTS has greater efficiencies with respect to its overall costs due to the higher volume of intermodal traffic moved by LTS and the size/scope of the LTS network. In recognition of this aspect, $20 will be deducted from the round-trip EMP and NACS rates prior to the comparison.

          10. The cost or revenue factors specified in subparagraphs 1-9 of this Paragraph B.2.3 will be added to or subtracted from the specified LTS or EMP/NACS westbound loaded and empty rates and the result will be multiplied by their respective percentages (stated as a decimal factor) derived under subparagraph 3 of Paragraph B.2.5.

          11. The cost or revenue factors specified in subparagraphs 1-9 of the Paragraph B.2.3 will be added to or subtracted from the specified LTS or EMP/NACS eastbound loaded rates. The resulting totals will then be added to the respective LTS or EMP/NACS westbound loaded and empty factors derived under the foregoing subparagraph 10. The sum of the LTS eastbound rate and westbound factors ("LTS R/T Rate") will be compared to the sum of the EMP/NACS eastbound rate and westbound factors ("EMP/NACS R/T Rate"). To the extent the EMP/NACS R/T Rate is lower than the LTS R/T Rate, rate adjustments will be made as provided in Paragraph B.3.

              B.2.4 12 Month EMP/NACS Data Analysis. The adjustment to rates provided in the foregoing Paragraph B.2.3. subparagraph 3, 5 and 6 are based on EMP/NACS statistics that may change over time. On January 1 of each year of the Agreement, CSXI will acquire the necessary statistics for the prior calendar year from the REZ1 computer system or other system used by CSXI and other participating rail carriers to manage the EMP/NACS equipment pool. The cost components derived each January 1 will be used for all comparisons made during that calendar year.

                                                                    Confidential

          B.2.5 Round-trip Load/Empty Comparison. The parties recognize that most Lanes have more loaded volume in one direction as compared to the opposite direction and that the imbalance requires the movement of empty Containers from surplus locations to deficit locations, which is known as empty repositioning. The parties also recognize that the cost of empty repositioning must be accounted for in the round-trip movements for each Lane. LTS pays CSXI a rate for the movement of empty Containers whereas CSXI absorbs its own cost associated with empty Container movement. In recognition of these factors, the parties have devised the process below to determine and apply the factors of loaded versus empty volumes and related LTS costs to the comparison process:

          1. On January 1 of each year, the eastbound loaded volumes, the westbound loaded volumes and the westbound empty volumes of each of LTS and EMP/NACS during the prior calendar year will be determined separately for each Lane and size of Container for which a comparison is made.

          2. The LTS and EMP/NACS westbound empties for each Lane and size of Container will be divided by the eastbound loads for that size of Container during the prior year. The resulting factor will reflect the percent of westbound empties moved in that Lane. The resulting empty percentage will be subtracted from 100% to determine the percentage of westbound loads for that Lane.

          3. The LTS and EMP/NACS westbound percentages derived in the foregoing paragraph will be added together and divided by 2 in order to derive an average from the combined LTS and EMP/NACS volumes. As an example, if the LTS westbound empty percentage is 20% and the EMP/NACS westbound empty percentage is 30%, then the average between the two would be 25% (20 + 30 = 50 / 2 = 25)

     B.3 Rate Adjustment. In the event that the EMP/NACS R/T Rate is lower than the LTS R/T Rate, then CSXI will either, (i) reduce the LTS rates by the dollar amount of difference or (ii) increase the EMP/NACS rates by the dollar amount of difference or more. As an alternative, CSXI may both reduce the LTS rates and increase the EMP/NACS rates. In such an event, the LTS rate will be reduced by the difference between the dollar amount of increase to the EMP/NACS rates and the total dollar amount that the EMP/NACS rate was initially lower than the LTS rate. As an example, if the initial dollar difference between the rates was $30, and CSXI elected to increase the EMP/NACS rate by $10, then CSXI would reduce the LTS rates by $20. Adjustment to the LTS rates will be made using the methodologies specified in Paragraphs A.11, A.12 and A.13 of this Exhibit. Should CSXI elect to increase the EMP/NACS rates as a remedy, CSXI will have 45 days from the date that the comparison analysis is completed in which to increase the rate(s). This 45 day period will be added to any Mirror Period that may apply as provided in Paragraph A.11 of this Exhibit.

     B.4 Example. An example of the application of the foregoing Paragraph B formula and calculations is set forth below.

                                                                    Confidential

                                     EXAMPLE

                                          APL Base Rate   EMP/NACS Base Rate
                                          -------------   ------------------

     Westbound Load                       $350            $ 412
     Westbound Empty                      $102            $  -0-
     Eastbound Load                       $571            $ 650

Adjustments Made to Base Rates

                                          APL             EMP
                                          ---             ---
Equipment Ownership Costs
     Westbound Load                       $ 50            $  -0-
     Eastbound Load                       $ 50            $  -0-

Global 1 Lift
     Westbound Empty                      $ 28            $  -0-

Equipment Use Charges
     Westbound Load:  3.3 days            $ -0-           $  44
     Eastbound Load:  4.8 days            $ -0-           $  64

Pick-Up Credit
     Westbound Load                       $ -0-            ($25)

Drop-Off Charge
     Eastbound Load                       $ -0-           $  50

Administrative Costs
     Westbound Load                       $ -0            $  (5)
     Eastbound Load                       $ -0-           $  (5)

Cross-Town Service                        $ -0-           $   0

Efficiency Adjustment                                     $ (20)

Round-trip comparable charges             APL             EMP           Variance
                                          ---             ---           --------
                                          $913            $1003         $90

The Round-trip comparable charges for APL of $913 = ((westbound loaded rate ($350) + westbound loaded adjustments ($50) x % of westbound loaded units (60%)) + ((westbound empty rate ($102) + westbound empty adjustments($28)) x % of westbound empty units (40%)) + (eastbound loaded rate ($571) + eastbound loaded adjustments ($50))

Round-trip comparable charges for EMP of $1003 = ((westbound loaded rate ($412) + westbound loaded adjustments ($44-$25-$5)) x % of westbound loaded units (60%) + ((westbound empty rate ($0)+ westbound empty adjustments ($0)) x % of westbound empty units (40%)) + (eastbound loaded rate ($650) + eastbound loaded adjustments ($64+$50-$5))-Efficiency Factor ($20)

                                                                    Confidential

Adjustment Explanations

Average LTS and EMP/NACS Westbound loaded percentage  60%
Average LTS and EMP/NACS Westbound empty percentage   40%

Equipment Cost

CSXI/EMP Equipment cost per load was calculated using the prior year's data dividing total Equipment costs by number of loads. Added to APL rates.

Global One Lift

This cost reflects the lift cost experienced by LTS at the Union Pacific Chicago area terminal when Containers are moved empty from the foregoing points to Chicago, IL. Assumes that this example involves a move from the South Kearny, Boston, Philadelphia, Baltimore and Syracuse Lanes to Chicago, IL.

Equipment Use Charge

For purposes of this example, EMP Daily Charge was assumed to be $13.25. Street days are EMP accurate from prior annual period, split for eastbound and westbound, and specific to the Lane in question.

Drop off and Pick Up Charges

For purposes of this example, a $50 drop charge and $25 pickup credit at most ramps was used. Uses averages from prior annual period. Terminal specific.

Administrative Charges

This charge reflects the general administrative cost to CSXI associated with the movement of Containers in Transcontinental Domestic Service.

Cross-town Service

In this example, CSXI assessed a Cross-Town Service charge from the EMP customer and this charge was excluded from the comparison in accordance with Paragraph B.2.3(8).

Efficiency Adjustment

This charge reflects the efficiency adjustment agreed to under Paragraph B.2.3(9) and is applied on a round-trip basis.

                                                                    Confidential

                                   EXHIBIT 9.3

                   EXAMPLE OF COMPETITIVE PROPOSAL CALCULATION
                    FOR TRANSCONTINENTAL DOMESTIC CONTAINERS

Explanation of Footnotes to Examples of Section 9.3 of Appendix 9 Calculations

(1) The figures in this column represent the CSXI Zone Compliance Amount referred to in Section 9.3.2(a)(ix) of Appendix 9 derived by adding the CSXI Lane Compliance Amounts for the Lanes between Los Angeles and Points A, B and C in Eastern Zone 5 (Southeast) served by the same requested Gateway.

(2) The figures in this column represent the LTS Zone Compliance Amount referred to in Section 9.3.3(a)(ii) of Appendix 9 derived by adding the LTS Lane Compliance Amounts for the Lanes between Los Angeles and Points A, B and C in Eastern Zone 5 served by the same requested Gateway.

(3) The figures in this row under the columns entitled "East-48'" and "West-48'" represent the CSXI Eastbound Revenues referred to in Section 9.3.2(b)(ii) of Appendix 9 and the CSXI Westbound Revenue referred to in Section 9.3.2(b)(i) of Appendix 9, respectively.

(4) The figures in this row under the columns entitled "East-48'" and "West-48'" represent the LTS Eastbound Revenue referred to in Section 9.3.3(b)(ii) of Appendix 9 and the LTS Westbound Revenue referred to in Section 9.3.3(b)(i) of Appendix 9, respectively.

(5) The figures in this row under the columns entitled "East-48'", "West-48'" and "Round-Trip" represent the CSXI Eastbound Average Price referred to in
Section 9.3.2(b)(ii) of Appendix 9, the CSXI Westbound Average Price referred to in Section 9.3.2(b)(i) of Appendix 9 and the CSXI Round-Trip Average Price referred to in Section 9.3.2(b)(iii) of Appendix 9, respectively.

(6) The figures in this row under the columns entitled "East-48'", "West-48'" and "Round-Trip" represent the LTS Eastbound Average Price referred to in
Section 9.3.3(b)(ii) of Appendix 9, the LTS Westbound Average Price referred to in Section 9.3.3(b)(i) of Appendix 9 and the LTS Round-Trip Average Price referred to in Section 9.3.3(b)(iii) of Appendix 9, respectively.

(7) The figures in this row under the columns entitled "East-48'" and "West-48'" represent LTS' Eastbound Western Cost referred to in Section 9.3.2(a)(ii) of Appendix 9 and LTS' Westbound Western Cost referred to in
Section 9.3.2(a)(i) of Appendix 9, respectively.

(8) The figures in this row under the columns entitled "East-48'" and "West-48'" represent CSXI's Eastbound Western Cost referred to in Section 9.3.2(a)(ii) of Appendix 9 and CSXI's Westbound Western Cost referred to in
Section 9.3.2(a)(i) of Appendix 9, respectively.

                                                                    Confidential

(9) The figure in the first "East-48'" column in this row represents the Eastbound Eastern Cost referred to in Section 9.3.2(a)(iv) of Appendix 9 derived by dividing the total linehaul charges payable by LTS under this Agreement for that size of Transcontinental Domestic Container moving westbound to the Gateway in question from Point A in Eastern Zone 5 by LTS' total volume shown above of that size of Transcontinental Domestic Container moving in that westbound direction from Point A in Eastern Zone 5 to the Gateway. The figure in the first "West-48'" column represents the Westbound Eastern Cost referred to in Section 9.3.2(a)(iii) of Appendix 9 derived by dividing the total linehaul charges payable by LTS under this Agreement for that size of Transcontinental Domestic Container moving eastbound from the Gateway in question to Point A in Eastern Zone 5 by LTS' total volume shown above of that size of Transcontinental Domestic Container moving in that eastbound direction to Point A in Eastern Zone 5 from the Gateway. The other columns represent the same calculations to and from Points B and C in Eastern Zone 5.

(10) The figures in these columns represent the lower of LTS' or CSXI's Eastbound Western Cost referred to in Section 9.3.2(a)(ii) of Appendix 9 and the lower of LTS' or CSXI's Westbound Western Cost referred to in Section 9.3.2(a)(i) of Appendix 9. The lowest of CSXI's or LTS' Westbound or Eastbound Western Costs are used in the calculations required under Sections 9.3.2(a)(v) of Appendix 9 and 9.3.2(a)(vi) of Appendix 9, respectively.

(11) The calculation in the column entitled "East-48'" represents the "CSXI Eastbound Floor" and reflects the calculation required in Sections 9.3.2(a)(vi) of Appendix 9. The calculation in the column entitled "West-48'" represents the "CSXI Westbound Floor" and reflects the calculation required Section 9.3.2(a)(v) of Appendix 9. The calculation in the column entitled "Round Trip" represents the "CSXI Lane Floor" and reflects the calculation required in Section 9.3.2(a)(vii) of Appendix 9.

(12) The calculation in the column entitled "East-48'" represents the "LTS Eastbound Floor" and reflects the calculation required in Section 9.3.2(a)(vi) of Appendix 9. The calculation in the column entitled "West-48'" represents the LTS Westbound Floor and reflects the calculation required Section 9.3.2(a)(v) of Appendix 9. The calculation in the column entitled "Round Trip" represents the "LTS Lane Floor" and reflects the calculation required in Section 9.3.2(a)(vii) of Appendix 9.

(13) The calculations in the column entitled "East-48'" represents the "CSXI Eastbound Compliance Amount". The calculation in the column entitled "West-48'" represents the "CSXI Westbound Compliance Amount". The calculation in the column entitled "Round Trip" represents the "CSXI Lane Compliance Amount." Section 9.3.2(a)(viii) of Appendix 9 sets forth the method for determining these Compliance Amounts.

(14) The calculations in the column entitled "East-48'" represents the "LTS Eastbound Compliance Amount". The calculation in the column entitled "West-48'" represents the "LTS Westbound Compliance Amount". The calculation in the column entitled "Round Trip" represents the "LTS Lane Compliance Amount." Section 9.3.3(a)(i) of Appendix 9 sets forth the method for determining these Compliance Amounts.

                                                                    Confidential

                              Zone Compliance- All

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance Lowest one-way western average rate applies in floor calculation Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?             Yes                               LTS Zone Compliance             Yes
              CSXI Zone Compliance Amount (1)      $    1,400                    LTS Zone Compliance Amount (2)      $    1,525

                                                                     I.A/A                                              I.A/B

                                                    East-48         West-48         Round Trip         East-48         West-48
                                                   ----------     ----------       -----------       ----------      ----------
                   CSXI's 3-month Revenue (3)      $3,800,000     $3,400,000       $ 7,200,000       $3,300,000      $3,200,000
                    LTS's 3-month Revenue (4)      $9,000,000     $6,800,000       $15,800,000       $7,500,000      $6,800,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           5,000          4,000             9,000            5,000           4,000

            CSXI Average Prices in Market (5)      $    1,900     $    1,700       $     3,600       $    1,650      $    1,600
            LTS' Average Prices in Market (6)      $    1,800     $    1,700       $     3,500       $    1,500      $    1,700

    LTS net revenue to western roads/unit (7)      $      725     $      875       $     1,600       $      800      $      900
   CSXI net revenue to western roads/unit (8)      $      700     $      900       $     1,600       $      850      $      975

             Zone Cost Factor (see Exh 9.3.2)      $      300     $      100       $       400       $      300      $      100
                        LTS Efficiency Factor      $    12.00     $    13.00       $     25.00       $    12.00      $    13.00

                 LTS 3-month Payments to CSXI      $2,500,000     $1,600,000       $ 4,100,000       $2,500,000      $2,000,000
                LTS' Average Rate on CSXI (9)      $      500     $      400       $       900       $      500      $      500

      Lowest net Revenue to western road (10)      $      700     $      875       $     1,575       $      800      $      900

                              CSXI Floor (11)      $    1,512     $    1,388       $     2,900       $    1,612      $    1,513
                               LTS Floor (12)      $    1,500     $    1,375       $     2,875       $    1,600      $    1,500

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)      $      388     $      312       $       700       $       38      $       87

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)      $      300     $      325       $       625      -$      100      $      200


                                                                                      I.A/C
                        CSXI Zone Compliance?
              CSXI Zone Compliance Amount (1)       Round Trip      East-48          West-48          Round Trip
                                                   -----------    ----------       ----------        -----------
                   CSXI's 3-month Revenue (3)      $ 6,500,000    $3,400,000       $3,800,000        $ 7,200,000
                    LTS's 3-month Revenue (4)      $14,300,000    $9,000,000       $8,000,000        $17,000,000

                          CSXI 3 month Volume            4,000         2,000            2,000              4,000
                           LTS 3 month Volume            9,000         5,000            4,000              9,000

            CSXI Average Prices in Market (5)      $     3,250    $    1,700       $    1,900        $     3,600
            LTS' Average Prices in Market (6)      $     3,200    $    1,800       $    2,000        $     3,800

    LTS net revenue to western roads/unit (7)      $     1,700    $      750       $      950        $     1,700
   CSXI net revenue to western roads/unit (8)      $     1,825    $      700       $      900        $     1,600

             Zone Cost Factor (see Exh 9.3.2)      $       400    $      300       $      100        $       400
                        LTS Efficiency Factor      $     25.00    $    12.00       $    13.00        $     25.00

                 LTS 3-month Payments to CSXI      $ 4,500,000    $2,500,000       $2,000,000        $ 4,500,000
                LTS' Average Rate on CSXI (9)      $     1,000    $      500       $      500        $     1,000

      Lowest net Revenue to western road (10)      $     1,700    $      700       $      900        $     1,600

                              CSXI Floor (11)      $     3,125    $    1,512       $    1,513        $     3,025
                               LTS Floor (12)      $     3,100    $    1,500       $    1,500        $     3,000

                        CSXI Lane Compliance?              Yes                                               Yes
             CSXI Lane Compliance Amount (13)      $       125    $      188       $      387        $       575

                        CSXI Lane Compliance?              Yes                                               Yes
             CSXI Lane Compliance Amount (13)      $       100    $      300       $      500        $       800

                                                                  Exhibit 1 of 8

                            Zone in Compliance - part

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance Lowest one-way western average rate applies in floor calculation Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?           Yes                         LTS Zone Compliance           Yes
              CSXI Zone Compliance Amount (1)        $1,150              LTS Zone Compliance Amount (2)        $1,525

                                                                 I.A/A                                       I.A/B

                                                 East-48       West-48       Round Trip      East-48       West-48       Round Trip
                                                -----------   -----------   ------------    -----------   -----------   ------------
                   CSXI's 3-month Revenue (3)    $3,800,000    $3,400,000    $ 7,200,000     $2,800,000    $3,200,000    $ 6,000,000
                    LTS's 3-month Revenue (4)    $9,000,000    $6,800,000    $15,800,000     $7,500,000    $6,800,000    $14,300,000

                          CSXI 3 month Volume         2,000         2,000          4,000          2,000         2,000          4,000
                           LTS 3 month Volume         5,000         4,000          9,000          5,000         4,000          9,000

            CSXI Average Prices in Market (5)    $    1,900    $    1,700    $     3,600     $    1,400    $    1,600    $     3,000
            LTS' Average Prices in Market (6)    $    1,800    $    1,700    $     3,500     $    1,500    $    1,700    $     3,200

    LTS net revenue to western roads/unit (7)    $      725    $      875    $     1,600     $      800    $      900    $     1,700
CSXI net revenue to western roads/unit (8)       $      700    $      900    $     1,600     $      850    $      975    $     1,825

             Zone Cost Factor (see Exh 9.3.2)    $      300    $      100    $       400     $      300    $      100    $       400
                        LTS Efficiency Factor    $    12.00    $    13.00    $     25.00     $    12.00    $    13.00    $     25.00

                 LTS 3-month Payments to CSXI    $2,500,000    $1,600,000    $ 4,100,000     $2,500,000    $2,000,000    $ 4,500,000
                LTS' Average Rate on CSXI (9)    $      500    $      400    $       900     $      500    $      500    $     1,000

      Lowest net Revenue to western road (10)    $      700    $      875    $     1,575     $      800    $      900    $     1,700

                              CSXI Floor (11)    $    1,512    $    1,388    $     2,900     $    1,612    $    1,513    $     3,125
                               LTS Floor (12)    $    1,500    $    1,375    $     2,875     $    1,600    $    1,500    $     3,100

                        CSXI Lane Compliance?                                        Yes                                          No
             CSXI Lane Compliance Amount (13)    $      388    $      312    $       700          -$212    $       87          -$125

                        CSXI Lane Compliance?                                        Yes                                         Yes
             CSXI Lane Compliance Amount (13)    $      300    $      325    $       625          -$100    $      200    $       100

                        CSXI Zone Compliance?        Auditor seeks NO remedy
              CSXI Zone Compliance Amount (1)

                                                                      I.A/C

                                                    East-48        West-48         Round Trip
                                                   -----------    -----------     ------------
                   CSXI's 3-month Revenue (3)       $3,400,000     $3,800,000      $ 7,200,000
                    LTS's 3-month Revenue (4)       $9,000,000     $8,000,000      $17,000,000

                          CSXI 3 month Volume            2,000          2,000            4,000
                           LTS 3 month Volume            5,000          4,000            9,000

            CSXI Average Prices in Market (5)       $    1,700     $    1,900      $     3,600
            LTS' Average Prices in Market (6)       $    1,800     $    2,000      $     3,800

    LTS net revenue to western roads/unit (7)       $      750     $      950      $     1,700
CSXI net revenue to western roads/unit (8)          $      700     $      900      $     1,600

             Zone Cost Factor (see Exh 9.3.2)       $      300     $      100      $       400
                        LTS Efficiency Factor       $    12.00     $    13.00      $     25.00

                 LTS 3-month Payments to CSXI       $2,500,000     $2,000,000      $ 4,500,000
                LTS' Average Rate on CSXI (9)       $      500     $      500      $     1,000

      Lowest net Revenue to western road (10)       $      700     $      900      $     1,600

                              CSXI Floor (11)       $    1,512     $    1,513      $     3,025
                               LTS Floor (12)       $    1,500     $    1,500      $     3,000

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)       $      188     $      387      $       575

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)       $      300     $      500      $       800

                                                                 Exhibit 2 of 8

                           Zone CSXI Not in Compliance

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance Lowest one-way western average rate applies in floor calculation Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?            No                          LTS Zone Compliance        Yes
              CSXI Zone Compliance Amount (1)          $400               LTS Zone Compliance Amount (2)     $1,235

                                                                 I.A/A                                     I.A/B

                                                 East-48        West-48      Round Trip      East-48      West-48     Round Trip
                                               ------------  ------------  ------------  ------------  ------------  ------------
                   CSXI's 3-month Revenue (3)   $ 3,000,000   $ 2,600,000   $ 5,600,000   $ 2,800,000   $ 3,200,000   $ 6,000,000
                    LTS's 3-month Revenue (4)   $ 9,000,000   $ 6,800,000   $15,800,000   $ 7,500,000   $ 6,800,000   $14,300,000

                          CSXI 3 month Volume         2,000         2,000         4,000         2,000         2,000         4,000
                           LTS 3 month Volume         5,000         4,000         9,000         5,000         4,000         9,000

            CSXI Average Prices in Market (5)   $     1,500   $     1,300   $     2,800   $     1,400   $     1,600   $     3,000
            LTS' Average Prices in Market (6)   $     1,800   $     1,700   $     3,500   $     1,500   $     1,700   $     3,200

    LTS net revenue to western roads/unit (7)   $       725   $       875   $     1,600   $       800   $       900   $     1,700
CSXI net revenue to western roads/unit (8)      $       700   $       900   $     1,600   $       850   $       975   $     1,825

             Zone Cost Factor (see Exh 9.3.2)   $       300   $       100   $       400   $       300   $       100   $       400
                        LTS Efficiency Factor   $     12.00   $     13.00   $     25.00   $     12.00   $     13.00   $     25.00

                 LTS 3-month Payments to CSXI   $ 2,500,000   $ 1,600,000   $ 4,100,000   $ 2,500,000   $ 2,000,000   $ 4,500,000
                LTS' Average Rate on CSXI (9)   $       500   $       400   $       900   $       500   $       500   $     1,000

      Lowest net Revenue to western road (10)   $       700   $       875   $     1,575   $       800   $       900   $     1,700

                              CSXI Floor (11)   $     1,512   $     1,388   $     2,900   $     1,612   $     1,513   $     3,125
                               LTS Floor (12)   $     1,500   $     1,375   $     2,875   $     1,600   $     1,500   $     3,100

                        CSXI Lane Compliance?                                        No                                        No
             CSXI Lane Compliance Amount (13)          -$12   $        88   $       100         -$212   $        87         -$125

                        CSXI Lane Compliance?                                       Yes                                       Yes
             CSXI Lane Compliance Amount (13)   $       300   $       325   $       625         -$100   $       200   $       100

                        CSXI Zone Compliance?       Auditor seeks remedy against CSX only
              CSXI Zone Compliance Amount (1)

                                                                    I.A/C

                                                   East-48         West-4 8       Round Trip
                                               ------------     ------------     ------------
                   CSXI's 3-month Revenue (3)   $ 3,200,000      $ 3,800,000      $ 7,000,000
                    LTS's 3-month Revenue (4)   $ 9,000,000      $ 8,000,000      $17,000,000

                          CSXI 3 month Volume         2,000            2,000            4,000
                           LTS 3 month Volume         5,000            4,000            9,000

            CSXI Average Prices in Market (5)   $     1,600      $     1,900      $     3,500
            LTS' Average Prices in Market (6)   $     1,800      $     2,000      $     3,800

    LTS net revenue to western roads/unit (7)   $       900      $     1,125      $     2,025
CSXI net revenue to western roads/unit (8)      $       890      $     1,000      $     1,890

             Zone Cost Factor (see Exh 9.3.2)   $       300      $       100      $       400
                        LTS Efficiency Factor   $     12.00      $     13.00      $     25.00

                 LTS 3-month Payments to CSXI   $ 2,500,000      $ 2,000,000      $ 4,500,000
                LTS' Average Rate on CSXI (9)   $       500      $       500      $     1,000

      Lowest net Revenue to western road (10)   $       890      $     1,000      $     1,890

                              CSXI Floor (11)   $     1,702      $     1,613      $     3,315
                               LTS Floor (12)   $     1,690      $     1,600      $     3,290

                        CSXI Lane Compliance?                                             Yes
             CSXI Lane Compliance Amount (13)   $       102      $       287      $       185

                        CSXI Lane Compliance?                                             Yes
             CSXI Lane Compliance Amount (13)   $       110      $       400      $       510

                                           In this lane, CSXI is $100 below its round    In this lane, CSXI is $125 below its round
                                          trip floor. We would apply a rate reduction   trip floor. We would apply a rate reduction
                                          to LTS' rate proportionately. In this case,   to LTS' rate proportionately. In this case,
                                              5/9 of reduction to E/B, 4/9 to W/B          half of reduction to E/B, half to W/B

                                                         $100                                             $125

                                               LTS new rates for 3 month period                 LTS new rates for 3 month period
                                              E/B            W/B               R/I             F/B             W/B              R/I
                                             $444           $356              $800            $438            $438             $875

                                                                  Exhibit 3 of 8

                           Zone APL Not in Compliance

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation
Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?           Yes                         LTS Zone Compliance            No
              CSXI Zone Compliance Amount (1)           $10                         LTS Zone Compliance          -$75
                                                                                             Amount (2)
                                                               I.A/A                                           I.A/B

                                                  East-48       West-48      Round Trip      East-48       West-48      Round Trip
                                                ------------ ------------  --------------   ------------  ------------ -------------
                   CSXI's 3-month Revenue (3)    $3,000,000   $2,800,000     $ 5,800,000     $3,200,000    $3,100,000   $ 6,300,000
                    LTS's 3-month Revenue (4)    $7,400,000   $5,400,000     $12,800,000     $7,900,000    $5,960,000   $13,860,000

                          CSXI 3 month Volume         2,000        2,000           4,000          2,000         2,000         4,000
                           LTS 3 month Volume         5,000        4,000           9,000          5,000         4,000         9,000

            CSXI Average Prices in Market (5)    $    1,500   $    1,400     $     2,900     $    1,600    $    1,550   $     3,150
            LTS' Average Prices in Market (6)    $    1,480   $    1,350     $     2,830     $    1,580    $    1,490   $     3,070

    LTS net revenue to western roads/unit (7)    $      725   $      875     $     1,600     $      800    $      900   $     1,700
CSXI net revenue to western roads/unit (8)       $      700   $      900     $     1,600     $      850    $      975   $     1,825

             Zone Cost Factor (see Exh 9.3.2)    $      300   $      100     $       400     $      300    $      100   $       400
                        LTS Efficiency Factor    $    12.00   $    13.00     $     25.00     $    12.00    $    13.00   $     25.00

             LTS 3-month Payments to CSXI        $2,500,000   $1,600,000     $ 4,100,000     $2,500,000    $2,000,000   $ 4,500,000
                LTS' Average Rate on CSXI (9)    $      500   $      400     $       900     $      500    $      500   $     1,000

    Lowest net Revenue to western road (10)      $      700   $      875     $     1,575     $      800    $      900   $     1,700

                              CSXI Floor (11)    $    1,512   $    1,388     $     2,900     $    1,612    $    1,513   $     3,125
                               LTS Floor (12)    $    1,500   $    1,375     $     2,875     $    1,600    $    1,500   $     3,100

                        CSXI Lane Compliance?                                        Yes                                        Yes
             CSXI Lane Compliance Amount (13)   -$       12   $       12     $         0    -$       12    $       37   $        25

                        CSXI Lane Compliance?                                         No                                         Ni
             CSXI Lane Compliance Amount (13)   -$       20  -$       25     $        45    -$       20   -$       10   $        30

                                                In this lane, LTS is below its round trip     In this lane, API is below its round
                                                floor. We would apply a rate increase to        trip floor. We would apply a rate
                                                        LTS' rate proportionately.           reduction to LTS' rate proportionately.

                                                                 $45                                          $30

                                                     LTS new rates for 3 month period          LTS new rates for 3 month period
                                                        E/B          W/B             R/I            F/B           W/B           R/I
                                                       $525         $420            $945           $515          $515        $1,030

                        CSXI Zone Compliance?              Auditor seeks remedy against LTS
              CSXI Zone Compliance Amount (1)

                                                                                    I.A/C

                                                         East-48         West-48       Round Trip
                                                       ------------   ------------   -------------
                   CSXI's 3-month Revenue (3)           $3,300,000     $3,500,000     $ 6,600,000
                    LTS's 3-month Revenue (4)           $8,450,000     $6,400,000     $14,850,000

                          CSXI 3 month Volume                2,000          2,000           4,000
                           LTS 3 month Volume                5,000          4,000           9,000

            CSXI Average Prices in Market (5)           $    1,650     $    1,650     $     3,300
            LTS' Average Prices in Market (6)           $    1,690     $    1,600     $     3,290

    LTS net revenue to western roads/unit (7)           $      900     $    1,125     $     2,025
CSXI net revenue to western roads/unit (8)              $      890     $    1,000     $     1,890

             Zone Cost Factor (see Exh 9.3.2)           $      300     $      100     $       400
                        LTS Efficiency Factor           $    12.00     $    13.00     $     25.00

             LTS 3-month Payments to CSXI               $2,500,000     $2,000,000     $ 4,500,000
                LTS' Average Rate on CSXI (9)           $      500     $      500     $     1,000

      Lowest net Revenue to western road (10)           $      890     $    1,000     $     1,890

                              CSXI Floor (11)           $    1,702     $    1,613     $     3,315
                               LTS Floor (12)           $    1,690     $    1,600     $     3,290

                        CSXI Lane Compliance?                                                 Nos
             CSXI Lane Compliance Amount (13)           $       52     $       37     $        15

                        CSXI Lane Compliance?                                                 Yes
             CSXI Lane Compliance Amount (13)           $        0     $        0     $         0

                                                                 Exhibit  4 of 8

                             LTS is Bad, CSXI Worse

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation
Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?           No                           LTS Zone Compliance          No
              CSXI Zone Compliance Amount (1)        -$614                LTS Zone Compliance Amount (2)       -$425

                                                                  I.A/A                                      I.A/B

                                                  East-48       West-48     Round Trip         East-48     West-48     Round Trip
                                                 --------      ---------    -----------       ---------   ---------   -----------
                   CSXI's 3-month Revenue (3)   $3,000,000    $2,700,000    $ 5,700,000       $3,026,000  $2,826,000  $ 5,852,000
                    LTS's 3-month Revenue (4)   $5,800,000    $5,200,000    $11,000,000       $6,000,000  $5,600,000  $11,600,000

                          CSXI 3 month Volume        2,000         2,000          4,000            2,000       2,000        4,000
                           LTS 3 month Volume        4,000         4,000          8,000            4,000       4,000        8,000

            CSXI Average Prices in Market (5)   $    1,500    $    1,350    $     2,850       $    1,513  $    1,413  $     2,926
            LTS' Average Prices in Market (6)   $    1,450    $    1,300    $     2,750       $    1,500  $    1,400  $     2,900

    LTS net revenue to western roads/unit (7)   $      725    $      875    $     1,600       $      800  $      900  $     1,700
   CSXI net revenue to western roads/unit (8)   $      700    $      900    $     1,600       $      850  $      975  $     1,825

             Zone Cost Factor (see Exh 9.3.2)   $      300    $      100    $       400       $      300  $      100  $       400
                        LTS Efficiency Factor   $    12.00    $    13.00    $     25.00       $    12.00  $    13.00  $     25.00

                 LTS 3-month Payments to CSXI   $2,500,000    $1,600,000    $ 3,600,000       $2,500,000  $2,000,000  $ 4,000,000
                LTS' Average Rate on CSXI (9)   $      500    $      400    $       900       $      500  $      500  $     1,000

      Lowest net Revenue to western road (10)   $      700    $      875    $     1,575       $      890  $      900  $     1,700

                              CSXI Floor (11)   $    1,512    $    1,388    $     2,900       $    1,612  $    1,513  $     3,125
                               LTS Floor (12)   $    1,500    $    1,375    $     2,875       $    1,600  $    1,500  $     3,100

                        CSXI Lane Compliance?                                        No                                        No
             CSXI Lane Compliance Amount (13)  -$       12    $       38   -$        50      -$       99  $      100 -$       199

                        CSXI Lane Compliance?                                        No                                        N0
             CSXI Lane Compliance Amount (13)  -$       50   -$       75   -$       125      -$      100 -$      100 -$       200

                                                In this lane, LTS is below its round           In this lane, LTS and CSXI are below
                                                    trip floor but so is CSXI. Auditor           their round trip floors equally.
                                                 would increase LTS' rate  proportionately     Therefore, rates will not be changed.
                                                by the difference between LTS' price and
                                               its floor and CSXI's price and its floor.

                                                   LTS below floor by         $125                LTS below floor by         $200
                                                  CSXI below floor by         $ 50               CSXI below floor by         $200
                                               Net Change to LTS Rate         $ 75            Net Change to LTS Rate         $  0

                                                   LTS new rates for 3 month period               LTS new rates for 3 month period
                                                    E/B          W/B               R/I            F/B           W/B            R/I
                                                   $542         $433              $975           $368          $368           $375


                        CSXI Zone Compliance?          Auditor seeks remedy against LTS
              CSXI Zone Compliance Amount (1)

                                                                    I.A/C

                                                    East-48         West-48       Round Trip
                                                    -------         -------       ----------
                   CSXI's 3-month Revenue (3)      $3,100,000     $2,800,000     $ 5,900,000
                    LTS's 3-month Revenue (4)      $6,560,000     $6,200,000     $12,760,000

                          CSXI 3 month Volume           2,000          2,000           4,000
                           LTS 3 month Volume           4,000          4,000           8,000

            CSXI Average Prices in Market (5)      $    1,550     $    1,400     $     2,950
            LTS' Average Prices in Market (6)      $    1,640     $    1,550     $     3,190

    LTS net revenue to western roads/unit (7)      $      900     $    1,125     $     2,025
   CSXI net revenue to western roads/unit (8)      $      890     $    1,000     $     1,890

             Zone Cost Factor (see Exh 9.3.2)      $      300     $      100     $       400
                        LTS Efficiency Factor      $    12.00     $    13.00     $     25.00

                 LTS 3-month Payments to CSXI      $2,000,000     $2,000,000     $ 4,000,000
                LTS' Average Rate on CSXI (9)      $      500     $      500     $     1,000

      Lowest net Revenue to western road (10)      $      890     $    1,000     $     1,890

                              CSXI Floor (11)      $    1,702     $    1,613     $     3,315
                               LTS Floor (12)      $    1,690     $    1,600     $     3,290

                        CSXI Lane Compliance?                                            Nos
             CSXI Lane Compliance Amount (13)     -$      152    -$      213     $       365

                        CSXI Lane Compliance?                                             No
             CSXI Lane Compliance Amount (13)      $       50    -$       50    -$       100

                                               In this lane, LTS is below its round trip floor but
                                               so is CSXI. Auditor would decrease LTS' rate
                                               proportionately by the difference between LTS'
                                               price and its floor and CSXI's price and its floor.

                                                      LTS below floor by              $ 100
                                                     CSXI below floor by              $ 365
                                                  Net Change to LTS Rate              ($265)

                                                                  Exhibit 5 of 8

                             CSXI Bad, LTS is Worse

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation
Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?            No                              LTS Zone Compliance         No
              CSXI Zone Compliance Amount (1)         -$450                   LTS Zone Compliance Amount (2)      -$500

                                                                   I.A/A                                      I.A/B
                                                   East-48        West-48      Round Trip      East-48       West-48     Round Trip
                                                 ----------     ----------    -----------    ----------    ---------    -----------
                   CSXI's 3-month Revenue (3)    $3,000,000     $2,700,000    $ 5,700,000    $3,026,000    $2,826,000   $ 5,852,000
                    LTS's 3-month Revenue (4)    $5,600,000     $5,100,000    $10,700,000    $6,000,000    $5,600,000   $11,600,000

                          CSXI 3 month Volume         2,000          2,000          4,000         2,000         2,000         4,000
                           LTS 3 month Volume         4,000          4,000          8,000         4,000         4,000         8,000

            CSXI Average Prices in Market (5)    $    1,500     $    1,350    $     2,850    $    1,513    $    1,413   $     2,926
            LTS' Average Prices in Market (6)    $    1,400     $    1,275    $     2,675    $    1,500    $    1,400   $     2,900

    LTS net revenue to western roads/unit (7)    $      725     $      875    $     1,600    $      800    $      900   $     1,700
   CSXI net revenue to western roads/unit (8)    $      700     $      900    $     1,600    $      850    $      975   $     1,825

             Zone Cost Factor (see Exh 9.3.2)    $      300     $      100    $       400    $      300    $      100   $       400
                        LTS Efficiency Factor    $    12.00     $    13.00    $     25.00    $    12.00    $    13.00   $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000     $1,600,000    $ 3,600,000    $2,000,000    $2,000,000   $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500     $      400    $       900    $      500    $      500   $     1,000

      Lowest net Revenue to western road (10)    $      700     $      875    $     1,575    $      800    $      900   $     1,700

                              CSXI Floor (11)    $    1,512     $    1,388    $     2,900    $    1,612    $    1,513   $     3,125
                               LTS Floor (12)    $    1,500     $    1,375    $     2,875    $    1,600    $    1,500   $     3,100

                        CSXI Lane Compliance?                                          No                                        No
             CSXI Lane Compliance Amount (13)   -$       12     $       38   -$        50   -$       99    $      100   $       200

                        CSXI Lane Compliance?                                          No                                        N0
             CSXI Lane Compliance Amount (13)   -$      100    -$      100   -$       200   -$      100   -$      100  -$       200

                                                 In this lane, LTS is below its round trip   In this lane, LTS and CSXI are below
                                                   floor but so is CSXI. Auditor would          their round trip floors equally.
                                                 increase LTS' rate proportionately by the   Therefore, rates will not be changed.
                                                   difference between LTS' price and its
                                                   floor and CSXI's price and its floor.

                                                       LTS below floor by          $200           LTS below floor by        $200
                                                      CSXI below floor by          $ 50          CSXI below floor by        $200
                                                   Net Change to LTS Rate          $150       Net Change to LTS Rate        $  0

                                                     LTS new rates for 3 month period
                                                        E/B          W/B          R/I
                                                       $583         $467        $1,050


                        CSXI Zone Compliance?    Auditor seeks remedy against CSX and LTS
              CSXI Zone Compliance Amount (1)

                                                                   I.A/C

                                                   East-48        West-48       Round Trip
                                                 ----------     ----------     -----------
                   CSXI's 3-month Revenue (3)    $3,206,000     $3,026,000     $ 6,232,000
                    LTS's 3-month Revenue (4)    $6,560,000     $6,200,000     $12,760,000

                          CSXI 3 month Volume         2,000          2,000           4,000
                           LTS 3 month Volume         4,000          4,000           8,000

            CSXI Average Prices in Market (5)    $    1,603     $    1,513     $     3,116
            LTS' Average Prices in Market (6)    $    1,640     $    1,550     $     3,190

    LTS net revenue to western roads/unit (7)    $      900     $    1,125     $     2,025
   CSXI net revenue to western roads/unit (8)    $      890     $    1,000     $     1,890

             Zone Cost Factor (see Exh 9.3.2)    $      300     $      100     $       400
                        LTS Efficiency Factor    $    12.00     $    13.00     $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000     $2,000,000     $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500     $      500     $     1,000

      Lowest net Revenue to western road (10)    $      890     $    1,000     $     1,890

                              CSXI Floor (11)    $    1,702     $    1,613     $     3,315
                               LTS Floor (12)    $    1,690     $    1,600     $     3,290

                        CSXI Lane Compliance?                                           No
             CSXI Lane Compliance Amount (13)   -$       99    -$      100     $       200

                        CSXI Lane Compliance?                                           No
             CSXI Lane Compliance Amount (13)   -$       50    -$       50    -$       100

                                                 In this lane, LTS is below its round trip
                                                    floor but so is CSXI. Auditor would
                                                 decrease LTS' rate proportionately by the
                                                   difference between LTS' price and its
                                                   floor and CSXI's price and its floor.

                                                       LTS below floor by          $100
                                                      CSXI below floor by          $200
                                                   Net Change to LTS Rate         ($150)

                                                     LTS new rates for 3 month period
                                                        F/B          W/B          R/I
                                                       $450         $450         $900

                                                                  Exhibit 6 of 8

                          CSXI Bad, LTS is a Lot Worse

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation
Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone


                        CSXI Zone Compliance?            No                        LTS Zone Compliance            No
              CSXI Zone Compliance Amount (1)          $401             LTS Zone Compliance Amount (2)         -$600

                                                                I.A/A                                      I.A/B

                                                 East-48       West-48      Round Trip      East-48       West-48       Round Trip
                                                 ----------   ----------   ------------    -----------   -----------   ------------
                   CSXI's 3-month Revenue (3)    $3,026,000   $2,776,000    $ 5,802,000     $3,026,000    $2,826,000    $ 5,852,000
                    LTS's 3-month Revenue (4)    $5,600,000   $5,100,000    $10,700,000     $6,000,000    $5,600,000    $11,600,000

                          CSXI 3 month Volume         2,000        2,000          4,000          2,000         2,000          4,000
                           LTS 3 month Volume         4,000        4,000          8,000          4,000         4,000          8,000

            CSXI Average Prices in Market (5)    $    1,513   $    1,388    $     2,901     $    1,513    $    1,413    $     2,926
            LTS' Average Prices in Market (6)    $    1,400   $    1,275    $     2,675     $    1,500    $    1,400    $     2,900

    LTS net revenue to western roads/unit (7)    $      725   $      875    $     1,600     $      800    $      900    $     1,700
   CSXI net revenue to western roads/unit (8)    $      700   $      900    $     1,600     $      850    $      975    $     1,825

             Zone Cost Factor (see Exh 9.3.2)    $      300   $      100    $       400     $      300    $      100    $       400
                        LTS Efficiency Factor    $    12.00   $    13.00    $     25.00     $    12.00    $    13.00    $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000   $1,600,000    $ 3,600,000     $2,000,000    $2,000,000    $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500   $      400    $       900     $      500    $      500    $     1,000

      Lowest net Revenue to western road (10)    $      700   $      875    $     1,575     $      800    $      900    $     1,700

                              CSXI Floor (11)    $    1,512   $    1,388    $     2,900     $    1,612    $    1,513    $     3,125
                               LTS Floor (12)    $    1,500   $    1,375    $     2,875     $    1,600    $    1,500    $     3,100

                        CSXI Lane Compliance?                                       Yes                                         Yes
             CSXI Lane Compliance Amount (13)    $        1   $        0    $         1    -$       99   -$      100    $       200

                        CSXI Lane Compliance?                                        No                                          No
             CSXI Lane Compliance Amount (13)   -$      100  -$      100   -$       200    -$      100   -$      100   -$       200

                                                 In this lane, LTS is below its round     In this lane, LTS and CSXI are below their
                                                  trip floor but so is CSXI. Auditor      round trip floors equally. Therefore,
                                                  would apply a rate increase to LTS'             rates will not be changed.
                                                         rate proportionately.

                                                   LTS below floor by           $200           LTS below floor by              $200
                                                   CSXI below floor by          $ 50           CSXI below floor by             $200
                                                 Net Change to LTS Rate         $150       Net Change to LTS Rate              $  0

                                                                    200
                                                     LTS new rates for 3 month period
                                                      E/B          W/B               R/I
                                                     $611         $489            $1,100


                        CSXI Zone Compliance?   Auditor seeks remedy against CSX and LTS
              CSXI Zone Compliance Amount (1)

                                                                 I.A/C
                                                 East-48         West-48        Round Trip
                                                -----------     ----------     ---- -------
                   CSXI's 3-month Revenue (3)    $3,206,000     $3,026,000     $ 6,232,000
                    LTS's 3-month Revenue (4)    $6,360,000     $6,000,000     $12,360,000

                          CSXI 3 month Volume         2,000          2,000           4,000
                           LTS 3 month Volume         4,000          4,000           8,000

            CSXI Average Prices in Market (5)    $    1,603     $    1,513     $     3,116
            LTS' Average Prices in Market (6)    $    1,590     $    1,500     $     3,090

    LTS net revenue to western roads/unit (7)    $      900     $    1,125     $     2,025
   CSXI net revenue to western roads/unit (8)    $      890     $    1,000     $     1,890

             Zone Cost Factor (see Exh 9.3.2)    $      300     $      100     $       400
                        LTS Efficiency Factor    $    12.00     $    13.00     $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000     $2,000,000     $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500     $      500     $     1,000

      Lowest net Revenue to western road (10)    $      890     $    1,000     $     1,890

                              CSXI Floor (11)    $    1,702     $    1,613     $     3,315
                               LTS Floor (12)    $    1,690     $    1,600     $     3,290

                        CSXI Lane Compliance?                                          Yes
             CSXI Lane Compliance Amount (13)   -$       99    -$      100     $       200

                        CSXI Lane Compliance?                                           No
             CSXI Lane Compliance Amount (13)   -$      100    -$      100    -$       200

                                                In this lane, LTS and CSXI are below their
                                                 round trip floors equally. Therefore,
                                                        rates will not be changed.

                                                    LTS below floor by               $ 100
                                                    CSXI below floor by              $ 200
                                                 Net Change to LTS Rate              ($100)

                                                                  Exhibit 7 of 8

                              Equally Bad Behavior

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?           No                         LTS Zone Compliance        No
              CSXI Zone Compliance Amount (1)        -$600              LTS Zone Compliance Amount (2)     -$600

                                                                I.A/A                                      I.A/B

                                                  East-48      West-48     Round Trip         East-48     West-48    Round Trip
                                                 ----------  ----------   -----------       ----------  ----------  -----------
                   CSXI's 3-month Revenue (3)    $2,826,000  $2,576,000   $ 5,402,000       $3,026,000  $2,826,000  $ 5,852,000
                    LTS's 3-month Revenue (4)    $5,600,000  $5,100,000   $10,700,000       $6,000,000  $5,600,000  $11,600,000

                          CSXI 3 month Volume         2,000       2,000         4,000            2,000       2,000        4,000
                           LTS 3 month Volume         4,000       4,000         8,000            4,000       4,000        8,000

            CSXI Average Prices in Market (5)    $    1,413  $    1,288   $     2,701       $    1,513  $    1,413  $     2,926
            LTS' Average Prices in Market (6)    $    1,400  $    1,275   $     2,675       $    1,500  $    1,400  $     2,900

    LTS net revenue to western roads/unit (7)    $      725  $      875   $     1,600       $      800  $      900  $     1,700
   CSXI net revenue to western roads/unit (8)    $      700  $      900   $     1,600       $      850  $      975  $     1,825

             Zone Cost Factor (see Exh 9.3.2)    $      300  $      100   $       400       $      300  $      100  $       400
                        LTS Efficiency Factor    $    12.00  $    13.00   $     25.00       $    12.00  $    13.00  $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000  $1,600,000   $ 3,600,000       $2,000,000  $2,000,000  $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500  $      400   $       900       $      500  $      500  $     1,000

      Lowest net Revenue to western road (10)    $      700  $      875   $     1,575       $      800  $      900  $     1,700

                              CSXI Floor (11)    $    1,512  $    1,388   $     2,900       $    1,612  $    1,513  $     3,125
                               LTS Floor (12)    $    1,500  $    1,375   $     2,875       $    1,600  $    1,500  $     3,100

                        CSXI Lane Compliance?                                      No                                        No
             CSXI Lane Compliance Amount (13)   -$       99 -$      100  -$       200      -$       99 -$      100 -$       200

                        CSXI Lane Compliance?                                      No                                       No
             CSXI Lane Compliance Amount (13)   -$      100 -$      100  -$       200      -$      100 -$      100 -$      200

                                              In this lane, LTS is below its round trip      In this lane, LTS and CSXI are below
                                              floor but so is CSXI. Auditor would apply a      their round trip floors equally.
                                              rate increase to LTS' rate proportionately.    Therefore, rates will not be changed.

                        CSXI Zone Compliance?              Auditor seeks no remedy
              CSXI Zone Compliance Amount (1)

                                                                  I.A/C

                                                   East-48        West-48       Round Trip
                                                 ----------     ----------     -----------
                   CSXI's 3-month Revenue (3)    $3,206,000  $   3,026,000     $ 6,232,000
                    LTS's 3-month Revenue (4)    $6,360,000  $   6,000,000     $12,360,000

                          CSXI 3 month Volume         2,000          2,000           4,000
                           LTS 3 month Volume         4,000          4,000           8,000

            CSXI Average Prices in Market (5)    $    1,603  $       1,513     $     3,116
            LTS' Average Prices in Market (6)    $    1,590  $       1,500     $     3,090

    LTS net revenue to western roads/unit (7)    $      900  $       1,125     $     2,025
   CSXI net revenue to western roads/unit (8)    $      890  $       1,000     $     1,890

             Zone Cost Factor (see Exh 9.3.2)          $300  $         100     $       400
                        LTS Efficiency Factor    $    12.00  $       13.00     $     25.00

                 LTS 3-month Payments to CSXI    $2,000,000  $   2,000,000     $ 4,000,000
                LTS' Average Rate on CSXI (9)    $      500  $         500     $     1,000

      Lowest net Revenue to western road (10)    $      890  $       1,000     $     1,890

                              CSXI Floor (11)    $    1,702  $       1,613     $     3,315
                               LTS Floor (12)    $    1,690  $       1,600     $     3,290

                        CSXI Lane Compliance?                                           No
             CSXI Lane Compliance Amount (13)   -$       99 -$         100    -$       200

                        CSXI Lane Compliance?                                           No
             CSXI Lane Compliance Amount (13)   -$      100 -$         100    -$       200

                                                 In this lane, LTS and CSXI are below their
                                                    round trip floors equally. Therefore,
                                                      rates will not be changed.

                                                                  Exhibit 8 of 8

                                  EXHIBIT 9.3.2

                                  COST FACTORS

                                                   48 foot Containers     53 foot Containers
                                                   ------------------     ------------------
Western Zone 1 and Eastern Zone 1:     Eastbound           $265         [TBD at a later date]
                                       Westbound           $188         [TBD at a later date]

Western Zone 1 and Eastern Zone 2:     Eastbound           $251         [TBD at a later date]
                                       Westbound           $169         [TBD at a later date]

Western Zone 1 and Eastern Zone 3:     Eastbound           $265         [TBD at a later date]
                                       Westbound           $188         [TBD at a later date]

Western Zone 1 and Eastern Zone 4:     Eastbound           $223         [TBD at a later date]
                                       Westbound           $160         [TBD at a later date]

Western Zone 1 and Eastern Zone 5:     Eastbound           $295         [TBD at a later date]
                                       Westbound           $175         [TBD at a later date]

Western Zone 2 and Eastern Zone 1:     Eastbound           $317         [TBD at a later date]
                                       Westbound           $203         [TBD at a later date]

Western Zone 2 and Eastern Zone 2:     Eastbound           $310         [TBD at a later date]
                                       Westbound           $189         [TBD at a later date]

Western Zone 2 and Eastern Zone 3:     Eastbound           $317         [TBD at a later date]
                                       Westbound           $203         [TBD at a later date]

Western Zone 2 and Eastern Zone 4:     Eastbound           $242         [TBD at a later date]
                                       Westbound           $207         [TBD at a later date]

Western Zone 2 and Eastern Zone 5:     Eastbound           $367         [TBD at a later date]
                                       Westbound           $212         [TBD at a later date]

Western Zone 3 and Eastern Zone 1:     Eastbound           $317         [TBD at a later date]
                                       Westbound           $209         [TBD at a later date]

Western Zone 3 and Eastern Zone 2:     Eastbound           $297         [TBD at a later date]
                                       Westbound           $180         [TBD at a later date]

Western Zone 3 and Eastern Zone 3:     Eastbound           $317         [TBD at a later date]
                                       Westbound           $209         [TBD at a later date]

Western Zone 3 and Eastern Zone 4:     Eastbound           $234         [TBD at a later date]
                                       Westbound           $185         [TBD at a later date]

Western Zone 3 and Eastern Zone 5:     Eastbound           $345         [TBD at a later date]
                                       Westbound           $222         [TBD at a later date]

                                                                    Confidential

These cost factors include amounts for the following types of costs: Equipment ownership, maintenance and repair costs; terminal expenses; extra or secondary lifts; variable administrative costs; refunds and incentives to customers; empty repositioning costs and Cross-town services. Cost factors for 53 foot Containers will be mutually agreed to at such time as CSXI has moved a sufficient number of 53 foot Containers in Transcontinental Domestic Service to determine the appropriate amounts to be included in the cost factors.

                                                                    Confidential

                               Zone In Compli All


Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?             Yes                               LTS Zone Compliance             Yes
              CSXI Zone Compliance Amount (1)          $1,400                    LTS Zone Compliance Amount (2)          $1,525

                                                                      LA/A                                                LA/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,800,000     $3,400,000        $7,200,000       $3,300,000      $3,200,000
                    LTS's 3-month Revenue (4)      $9,000,000     $6,800,000       $15,800,000       $7,500,000      $6,800,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           5,000          4,000             9,000            5,000           4,000

            CSXI Average Prices in Market (5)          $1,900         $1,700            $3,600           $1,650          $1,600
            LTS' Average Prices in Market (6)          $1,800         $1,700            $3,500           $1,500          $1,700

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,500,000     $1,600,000        $4,100,000       $2,500,000      $2,000,000
                 LTS Average Rate on CSXI (9)            $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                              Yes
              LTS Lane Compliance Amount (13)            $388           $312              $700              $38             $87

                         LTS Lane Compliance?                                              Yes
              LTS Lane Compliance Amount (14)            $300           $325              $625            -$100            $200


                        CSXI Zone Compliance?
              CSXI Zone Compliance Amount (1)

                                                                                           LA/C

                                                       Round Trip         East-48        West-48      Round Trip
                                                       ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)          $6,500,000      $3,400,000     $3,800,000      $7,200,000
                    LTS's 3-month Revenue (4)         $14,300,000      $9,000,000     $8,000,000     $17,000,000

                          CSXI 3 month Volume               4,000           2,000          2,000           4,000
                           LTS 3 month Volume               9,000           5,000          4,000           9,000

            CSXI Average Prices in Market (5)              $3,250          $1,700         $1,900          $3,600
             LTS Average Prices in Market (6)              $3,200          $1,800         $2,000          $3,800

    LTS net revenue to western roads/unit (7)              $1,700            $750           $950          $1,700
CSXI net revenue to western roads/unit (8)                 $1,825            $700           $900          $1,600

             Zone Cost Factor (see Exh 9.3.2)                $400            $300           $100            $400
                        LTS Efficiency Factor              $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI          $4,500,000      $2,500,000     $2,000,000      $4,500,000
                 LTS Average Rate on CSXI (9)              $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)              $1,700            $700           $900          $1,600

                              CSXI Floor (11)              $3,125          $1,512         $1,513          $3,025
                               LTS Floor (12)              $3,100          $1,500         $1,500          $3,000

                        CSXI Lane Compliance?                 Yes                                            Yes
             CSXI Lane Compliance Amount (13)                $125            $188           $387            $575

                         LTS Lane Compliance?                 Yes                                            Yes
              LTS Lane Compliance Amount (14)                $100            $300           $500            $800

                               Zone In Compliance


Auditor only looks to Lane specific Remedy when entire zone falls out of compliance.

Lowest one-way western average rate applies in floor calculation.

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2).

So Cal./Southeast Zone

                        CSXI Zone Compliance?             Yes                               LTS Zone Compliance             Yes
              CSXI Zone Compliance Amount (1)          $1,150                    LTS Zone Compliance Amount (2)          $1,525

                                                                      L.A/A                                             L.A/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,800,000     $3,400,000        $7,200,000       $2,800,000      $3,200,000
                    LTS's 3-month Revenue (4)      $9,000,000     $6,800,000       $15,800,000       $7,500,000      $6,800,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           5,000          4,000             9,000            5,000           4,000

            CSXI Average Prices in Market (5)          $1,900         $1,700            $3,600           $1,400          $1,600
             LTS Average Prices in Market (6)          $1,800         $1,700            $3,500           $1,500          $1,700

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,500,000     $1,600,000        $4,100,000       $2,500,000      $2,000,000
                 LTS Average Rate on CSXI (9)            $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)            $388           $312              $700            -$212             $87

                         LTS Lane Compliance?                                              Yes
              LTS Lane Compliance Amount (14)            $300           $325              $625            -$100            $200



                        CSXI Zone Compliance?                      Auditor seeks NO remedy
              CSXI Zone Compliance Amount (1)

                                                                                       L.A/C

                                                    Round Trip         East-48        West-48      Round Trip
                                                    ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)       $6,000,000      $3,400,000     $3,800,000      $7,200,000
                     LTSs 3-month Revenue (4)      $14,300,000      $9,000,000     $8,000,000     $17,000,000

                          CSXI 3 month Volume            4,000           2,000          2,000           4,000
                           LTS 3 month Volume            9,000           5,000          4,000           9,000

            CSXI Average Prices in Market (5)           $3,000          $1,700         $1,900          $3,600
             LTS Average Prices in Market (6)           $3,200          $1,800         $2,000          $3,800

    LTS net revenue to western roads/unit (7)           $1,700            $750           $950          $1,700
CSXI net revenue to western roads/unit (8)              $1,825            $700           $900          $1,600

             Zone Cost Factor (see Exh 9.3.2)             $400            $300           $100            $400
                        LTS Efficiency Factor           $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI       $4,500,000      $2,500,000     $2,000,000      $4,500,000
                 LTS Average Rate on CSXI (9)           $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)           $1,700            $700           $900          $1,600

                              CSXI Floor (11)           $3,125          $1,512         $1,513          $3,025
                               LTS Floor (12)           $3,100          $1,500         $1,500          $3,000

                        CSXI Lane Compliance?               No                                            Yes
             CSXI Lane Compliance Amount (13)            -$125            $188           $387            $575

                         LTS Lane Compliance?              Yes                                            Yes
              LTS Lane Compliance Amount (14)             $100            $300           $500            $800

                           Zone CSXI Not in Compliance

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?            No                              LTS Zone Compliance             Yes
              CSXI Zone Compliance Amount (1)          -$40                   LTS Zone Compliance Amount (2)          $1,235

                                                                     LA/A                                              LA/B

                                                    East-48        West-48        Round Trip        East-48          West-48
                                                    -------        -------        ----------        -------          -------
                   CSXI's 3-month Revenue (3)    $3,000,000     $2,600,000        $5,600,000      $2,800,000      $3,200,000
                    LTS's 3-month Revenue (4)    $9,000,000     $6,800,000       $15,800,000      $7,500,000      $6,800,000

                          CSXI 3 month Volume         2,000          2,000             4,000           2,000           2,000
                           LTS 3 month Volume         5,000          4,000             9,000           5,000           4,000

            CSXI Average Prices in Market (5)        $1,500         $1,300            $2,800          $1,400          $1,600
            LTS Average Prices in Market (6)         $1,800         $1,700            $3,500          $1,500          $1,700

    LTS net revenue to western roads/unit (7)          $725           $875            $1,600            $800            $900
CSXI net revenue to western roads/unit (8)             $700           $900            $1,600            $850            $975

             Zone Cost Factor (see Exh 9.3.2)          $300           $100              $400            $300            $100
                        LTS Efficiency Factor        $12.00         $13.00            $25.00          $12.00          $13.00

                 LTS 3-month Payments to CSXI    $2,500,000     $1,600,000        $4,100,000      $2,500,000      $2,000,000
                 LTS Average Rate on CSXI (9)          $500           $400              $900            $500            $500

      Lowest net Revenue to western road (10)          $700           $875            $1,575            $800            $900

                              CSXI Floor (11)        $1,512         $1,388            $2,900          $1,612          $1,513
                               LTS Floor (12)        $1,500         $1,375            $2,875          $1,600          $1,500

                        CSXI Lane Compliance?                                             No
             CSXI Lane Compliance Amount (13)          -$12           -$88             -$100           -$212             $87

                        LTS  Lane Compliance?                                            Yes
              LTS Lane Compliance Amount (14)          $300           $325              $625           -$100            $200



                        CSXI Zone Compliance?                       Auditor seeks remedy against CSX only
              CSXI Zone Compliance Amount (1)

                                                                                        LA/C

                                                    Round Trip         East-48        West-48      Round Trip
                                                    ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)       $6,000,000      $3,200,000     $3,800,000      $7,000,000
                    LTS's 3-month Revenue (4)      $14,300,000      $9,000,000     $8,000,000     $17,000,000

                          CSXI 3 month Volume            4,000           2,000          2,000           4,000
                           LTS 3 month Volume            9,000           5,000          4,000           9,000

            CSXI Average Prices in Market (5)           $3,000          $1,600         $1,900          $3,500
             LTS Average Prices in Market (6)           $3,200          $1,800         $2,000          $3,800

    LTS net revenue to western roads/unit (7)           $1,700            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)              $1,825            $890         $1,000          $1,890

             Zone Cost Factor (see Exh 9.3.2)             $400            $300           $100            $400
                        LTS Efficiency Factor           $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI       $4,500,000      $2,500,000     $2,000,000      $4,500,000
                 LTS Average Rate on CSXI (9)           $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)           $1,700            $890         $1,000          $1,890

                              CSXI Floor (11)           $3,125          $1,702         $1,613          $3,315
                               LTS Floor (12)           $3,100          $1,690         $1,600          $3,290

                        CSXI Lane Compliance?               No                                            Yes
             CSXI Lane Compliance Amount (13)            -$125           -$102           $287            $185

                         LTS Lane Compliance?              Yes                                            Yes
              LTS Lane Compliance Amount (14)             $100            $110           $400            $510





                                      In this lane, CSXI is $100 below its round      In this lane, CSXI is $125 below its round
                                      trip floor. We would apply a rate reduction    trip floor. We would apply a rate reduction
                                      to LTS' rate proportionately. In this case,    to LTS' rate proportionately. In this case,
                                          5/9 of reduction to E/B, 4/9 to W/B           half of reduction to E/B, half to W/B

                                                         $100                                            $125

                                           LTS new rates for 3 month period         TS new rates for 3 month period
                                               E/B        W/B       R/T             E/B           W/B         R/T
                                              $444       $356      $800            $438          $438         $875

                           Zone APL Not in Compliance

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?             Yes                               LTS Zone Compliance              No
              CSXI Zone Compliance Amount (1)             $10                    LTS Zone Compliance Amount (2)            -$75

                                                                      LA/A                                               LA/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,000,000     $2,800,000        $5,800,000       $3,200,000      $3,100,000
                    LTS's 3-month Revenue (4)      $7,400,000     $5,400,000       $12,800,000       $7,900,000      $5,960,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           5,000          4,000             9,000            5,000           4,000

            CSXI Average Prices in Market (5)          $1,500         $1,400            $2,900           $1,600          $1,550
             LTS Average Prices in Market (6)          $1,480         $1,350            $2,830           $1,580          $1,490

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,500,000     $1,600,000        $4,100,000       $2,500,000      $2,000,000
                 LTS Average Rate on CSXI (9)            $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)            -$12            $12                $0             -$12             $37

                         LTS Lane Compliance?                                               No
              LTS Lane Compliance Amount (14)            -$20           -$25              -$45             -$20            -$10



                        CSXI Zone Compliance?                         Auditor seeks remedy against LTS
              CSXI Zone Compliance Amount (1)

                                                                                       I.A/C

                                                    Round Trip         East-48        West-48      Round Trip
                                                    ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)       $6,300,000      $3,300,000     $3,500,000      $6,600,000
                    LTS's 3-month Revenue (4)      $13,860,000      $8,450,000     $6,400,000     $14,850,000

                          CSXI 3 month Volume            4,000           2,000          2,000           4,000
                           LTS 3 month Volume            9,000           5,000          4,000           9,000

            CSXI Average Prices in Market (5)           $3,150          $1,650         $1,650          $3,300
             LTS Average Prices in Market (6)           $3,070          $1,690         $1,600          $3,290

    LTS net revenue to western roads/unit (7)           $1,700            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)              $1,825            $890         $1,000          $1,890

             Zone Cost Factor (see Exh 9.3.2)             $400            $300           $100            $400
                        LTS Efficiency Factor           $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI       $4,500,000      $2,500,000     $2,000,000      $4,500,000
                 LTS Average Rate on CSXI (9)           $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)           $1,700            $890         $1,000          $1,890

                              CSXI Floor (11)           $3,125          $1,702         $1,613          $3,315
                               LTS Floor (12)           $3,100          $1,690         $1,600          $3,290

                        CSXI Lane Compliance?              Yes                                            Nos
             CSXI Lane Compliance Amount (13)              $25             $52            $37             $15

                         LTS Lane Compliance?               No                                            Yes
              LTS Lane Compliance Amount (14)             -$30              $0             $0              $0



                                      In this lane, LTS is below its round trip       In this lane, APL is below its round trip
                                    floor. We would apply a rate increase to LTS'     floor. We would apply a rate reduction to
                                                rate proportionately.                         LTS' rate proportionately.

                                                         $45                                             $30

                                          LTS new rates for 3 month period             LTS new rates for 3 month period
                                              E/B         W/B       R/T                E/B             W/B         R/T
                                             $525        $420      $945               $515            $515       $1,030

                             CSXI Bad, LTS is Worse

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance
Lowest one-way western average rate applies in floor calculation
Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?              No                               LTS Zone Compliance              No
              CSXI Zone Compliance Amount (1)           -$450                    LTS Zone Compliance Amount (2)           -$500

                                                                        LA/A                                               LA/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,000,000     $2,700,000        $5,700,000       $3,026,000      $2,826,000
                    LTS's 3-month Revenue (4)      $5,600,000     $5,100,000       $10,700,000       $6,000,000      $5,600,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           4,000          4,000             8,000            4,000           4,000

            CSXI Average Prices in Market (5)          $1,500         $1,350            $2,850           $1,513          $1,413
            LTS Average Prices in Market (6)           $1,400         $1,275            $2,675           $1,500          $1,400

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,000,000     $1,600,000        $3,600,000       $2,000,000      $2,000,000
                LTS Average Rate on CSXI (9)             $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                               No
             CSXI Lane Compliance Amount (13)            -$12           -$38              -$50             -$99           -$100

                        LTS Lane Compliance?                                                No
             LTS Lane Compliance Amount (14)            -$100          -$100             -$200            -$100           -$100


                        CSXI Zone Compliance?                      Auditor seeks remedy against CSX and LTS
              CSXI Zone Compliance Amount (1)

                                                                                         LA/C

                                                     Round Trip         East-48        West-48     Round Trip
                                                     ----------         -------        -------     ----------
                   CSXI's 3-month Revenue (3)        $5,852,000      $3,206,000     $3,026,000      $6,232,000
                    LTS's 3-month Revenue (4)       $11,600,000      $6,560,000     $6,200,000     $12,760,000

                          CSXI 3 month Volume             4,000           2,000          2,000           4,000
                           LTS 3 month Volume             8,000           4,000          4,000           8,000

            CSXI Average Prices in Market (5)            $2,926          $1,603         $1,513          $3,116
            LTS Average Prices in Market (6)             $2,900          $1,640         $1,550          $3,190

    LTS net revenue to western roads/unit (7)            $1,700            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)               $1,825            $890         $1,000          $1,890

             Zone Cost Factor (see Exh 9.3.2)              $400            $300           $100            $400
                        LTS Efficiency Factor            $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI        $4,000,000      $2,000,000     $2,000,000      $4,000,000
                LTS Average Rate on CSXI (9)             $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)            $1,700            $890         $1,000          $1,890

                              CSXI Floor (11)            $3,125          $1,702         $1,613          $3,315
                               LTS Floor (12)            $3,100          $1,690         $1,600          $3,290

                        CSXI Lane Compliance?                No                                             No
             CSXI Lane Compliance Amount (13)             -$200            -$99          -$100           -$200

                         LTS Lane Compliance?                No                                             No
              LTS Lane Compliance Amount (14)             -$200            -$50           -$50           -$100


  In this lane, LTS is below its round trip       In this lane, LTS and CSXI are below their
floor but so is CSXI. Auditor would increase     round trip floors equally. Therefore, rates
 LTS' rate proportionately by the difference                 will not be changed.
 between LTS' price and its floor and CSXI's
            price and its floor.

     LTS below floor by                $200           LTS below floor by                $200
     CSXI below floor by                $50           CSXI below floor by               $200
  Net Change to LTS Rate               $150        Net Change to LTS Rate                 $0

      LTS new rates for 3 month period
          E/B            W/B             R/T
         $542           $433            $975



 In this lane, LTS is below its round trip
    floor but so is CSXI. Auditor would
 decrease LTS' rate proportionately by the difference between LTS' price and its floor and CSXI's price and its floor.

     LTS below floor by                $100
     CSXI below floor by               $365
  Net Change to LTS Rate             ($265)

     LTS new rates for 3 month period
          E/B            W/B             R/T
         $368           $368            $775


                                 LTS is Bad, CSXI

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?              No                               LTS Zone Compliance              No
              CSXI Zone Compliance Amount (1)           -$614                    LTS Zone Compliance Amount (2)           -$425

                                                                      LA/A                                              LA/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,000,000     $2,700,000        $5,700,000       $3,026,000      $2,826,000
                    LTS's 3-month Revenue (4)      $5,800,000     $5,200,000       $11,000,000       $6,000,000      $5,600,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           4,000          4,000             8,000            4,000           4,000

            CSXI Average Prices in Market (5)          $1,500         $1,350            $2,850           $1,513          $1,413
             LTS Average Prices in Market (6)          $1,450         $1,300            $2,750           $1,500          $1,400

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,000,000     $1,600,000        $3,600,000       $2,000,000      $2,000,000
                 LTS Average Rate on CSXI (9)            $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                               No
             CSXI Lane Compliance Amount (13)            -$12           -$38              -$50             -$99           -$100

                         LTS Lane Compliance?                                               No
              LTS Lane Compliance Amount (14)            -$50           -$75             -$125            -$100           -$100


                        CSXI Zone Compliance?                        Auditor seeks remedy against LTS
              CSXI Zone Compliance Amount (1)

                                                                                      LA/C

                                                   Round Trip         East-48        West-48      Round Trip
                                                   ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)      $5,852,000      $3,100,000     $2,800,000      $5,900,000
                    LTS's 3-month Revenue (4)     $11,600,000      $6,560,000     $6,200,000     $12,760,000

                          CSXI 3 month Volume           4,000           2,000          2,000           4,000
                           LTS 3 month Volume           8,000           4,000          4,000           8,000

            CSXI Average Prices in Market (5)          $2,926          $1,550         $1,400          $2,950
             LTS Average Prices in Market (6)          $2,900          $1,640         $1,550          $3,190

    LTS net revenue to western roads/unit (7)          $1,700            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)             $1,825            $890         $1,000          $1,890

             Zone Cost Factor (see Exh 9.3.2)            $400            $300           $100            $400
                        LTS Efficiency Factor          $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI      $4,000,000      $2,000,000     $2,000,000      $4,000,000
                LTS' Average Rate on CSXI (9)          $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)          $1,700            $890         $1,000          $1,890

                              CSXI Floor (11)          $3,125          $1,702         $1,613          $3,315
                               LTS Floor (12)          $3,100          $1,690         $1,600          $3,290

                        CSXI Lane Compliance?              No                                             No
             CSXI Lane Compliance Amount (13)           -$199           -$152          -$213            $365

                         LTS Lane Compliance?              No                                             No
              LTS Lane Compliance Amount (14)           -$200            -$50           -$50           -$100



   In this lane, LTS is below its round trip       In this lane, LTS and CSXI are below their
 floor but so is CSXI. Auditor would increase     round trip floors equally. Therefore, rates
  LTS' rate proportionately by the difference                 will not be changed.
  between LTS' price and its floor and CSXI's
             price and its floor.

      LTS below floor by                $125           LTS below floor by                $200
      CSXI below floor by                $50           CSXI below floor by               $200
   Net Change to LTS Rate                $75        Net Change to LTS Rate                 $0


       LTS new rates for 3 month period
           E/B            W/B        R/T
          $542           $433       $975


  In this lane, LTS is below its round trip
     floor but so is CSXI. Auditor would
  decrease LTS' rate proportionately by the difference between LTS' price and its floor and CSXI's price and its floor.

      LTS below floor by                $100
      CSXI below floor by               $365
   Net Change to LTS Rate             ($265)


        LTS new rates for 3 month period
             E/B             W/B       R/T
            $368            $368      $775

                          CSXI Bad, LTS is a Lot Worse

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                        CSXI Zone Compliance?             Yes                               LTS Zone Compliance              No
              CSXI Zone Compliance Amount (1)            $401                    LTS Zone Compliance Amount (2)           -$600

                                                                     LA/A                                             LA/B

                                                      East-48        West-48        Round Trip          East-48         West-48
                                                      -------        -------        ----------          -------         -------
                   CSXI's 3-month Revenue (3)      $3,026,000     $2,776,000        $5,802,000       $3,026,000      $2,826,000
                    LTS's 3-month Revenue (4)      $5,600,000     $5,100,000       $10,700,000       $6,000,000      $5,600,000

                          CSXI 3 month Volume           2,000          2,000             4,000            2,000           2,000
                           LTS 3 month Volume           4,000          4,000             8,000            4,000           4,000

            CSXI Average Prices in Market (5)          $1,513         $1,388            $2,901           $1,513          $1,413
             LTS Average Prices in Market (6)          $1,400         $1,275            $2,675           $1,500          $1,400

    LTS net revenue to western roads/unit (7)            $725           $875            $1,600             $800            $900
CSXI net revenue to western roads/unit (8)               $700           $900            $1,600             $850            $975

             Zone Cost Factor (see Exh 9.3.2)            $300           $100              $400             $300            $100
                        LTS Efficiency Factor          $12.00         $13.00            $25.00           $12.00          $13.00

                 LTS 3-month Payments to CSXI      $2,000,000     $1,600,000        $3,600,000       $2,000,000      $2,000,000
                 LTS Average Rate on CSXI (9)            $500           $400              $900             $500            $500

      Lowest net Revenue to western road (10)            $700           $875            $1,575             $800            $900

                              CSXI Floor (11)          $1,512         $1,388            $2,900           $1,612          $1,513
                               LTS Floor (12)          $1,500         $1,375            $2,875           $1,600          $1,500

                        CSXI Lane Compliance?                                              Yes
             CSXI Lane Compliance Amount (13)              $1             $0                $1             -$99           -$100

                         LTS Lane Compliance?                                               No
              LTS Lane Compliance Amount (14)           -$100          -$100             -$200            -$100           -$100



                                                                                   LA/C

                                                   Round Trip         East-48        West-48      Round Trip
                                                   ----------         -------        -------      ----------
                   CSXI's 3-month Revenue (3)      $5,852,000      $3,206,000     $3,026,000      $6,232,000
                    LTS's 3-month Revenue (4)     $11,600,000      $6,360,000     $6,000,000     $12,360,000

                          CSXI 3 month Volume           4,000           2,000          2,000           4,000
                           LTS 3 month Volume           8,000           4,000          4,000           8,000

            CSXI Average Prices in Market (5)          $2,926          $1,603         $1,513          $3,116
            LTS' Average Prices in Market (6)          $2,900          $1,590         $1,500          $3,090

    LTS net revenue to western roads/unit (7)          $1,700            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)             $1,825            $890         $1,000          $1,890

             Zone Cost Factor (see Exh 9.3.2)            $400            $300           $100            $400
                        LTS Efficiency Factor          $25.00          $12.00         $13.00          $25.00

                 LTS 3-month Payments to CSXI      $4,000,000      $2,000,000     $2,000,000      $4,000,000
                 LTS Average Rate on CSXI (9)          $1,000            $500           $500          $1,000

      Lowest net Revenue to western road (10)          $1,700            $890         $1,000          $1,890

                              CSXI Floor (11)          $3,125          $1,702         $1,613          $3,315
                               LTS Floor (12)          $3,100          $1,690         $1,600          $3,290

                        CSXI Lane Compliance?             Yes                                            Yes
             CSXI Lane Compliance Amount (13)            $200            -$99          -$100            $200

                         LTS Lane Compliance?              No                                             No
              LTS Lane Compliance Amount (14)           -$200           -$100          -$100           -$200


  In this lane, LTS is below its round trip       In this lane, LTS and CSXI are below their
 floor but so is CSXI. Auditor would apply a     round trip floors equally. Therefore, rates
 rate increase to LTS' rate proportionately.                 will not be changed.

                       $200

       LTS new rates for 3 month period
          E/B            W/B               R/T
         $611           $489            $1,100


 In this lane, LTS and CSXI are below their round trip floors equally. Therefore, rates will not be changed.



                                Equally Bad Behavior

Auditor only looks to Lane specific Remedy when entire zone falls out of compliance

Lowest one-way western average rate applies in floor calculation

Zone Cost Factor derived from Zone Cost Exhibit (Exhibit 9.3.2)

So Cal./Southeast Zone

                     CSXI Zone Compliance?           No                           LTS Zone Compliance              No
           CSXI Zone Compliance Amount (1)        -$600                LTS Zone Compliance Amount (2)           -$600

                                                                LA/A                                          LA/B

                                                East-48        West-48      Round Trip       East-48         West-48     Round Trip
                                                -------        -------      ----------       -------         -------     ----------
                CSXI's 3-month Revenue (3)   $2,826,000     $2,576,000      $5,402,000    $3,026,000      $2,826,000     $5,852,000
                 LTS's 3-month Revenue (4)   $5,600,000     $5,100,000     $10,700,000    $6,000,000      $5,600,000    $11,600,000

                       CSXI 3 month Volume        2,000          2,000           4,000         2,000           2,000          4,000
                        LTS 3 month Volume        4,000          4,000           8,000         4,000           4,000          8,000

         CSXI Average Prices in Market (5)       $1,413         $1,288          $2,701        $1,513          $1,413         $2,926
         LTS Average Prices in Market (6)        $1,400         $1,275          $2,675        $1,500          $1,400         $2,900

 LTS net revenue to western roads/unit (7)         $725           $875          $1,600          $800            $900         $1,700
CSXI net revenue to western roads/unit (8)         $700           $900          $1,600          $850            $975         $1,825

          Zone Cost Factor (see Exh 9.3.2)         $300           $100            $400          $300            $100           $400
                     LTS Efficiency Factor       $12.00         $13.00          $25.00        $12.00          $13.00         $25.00

              LTS 3-month Payments to CSXI   $2,000,000     $1,600,000      $3,600,000    $2,000,000      $2,000,000     $4,000,000
             LTS Average Rate on CSXI (9)          $500           $400            $900          $500            $500         $1,000

   Lowest net Revenue to western road (10)         $700           $875          $1,575          $800            $900         $1,700

                           CSXI Floor (11)       $1,512         $1,388          $2,900        $1,612          $1,513         $3,125
                            LTS Floor (12)       $1,500         $1,375          $2,875        $1,600          $1,500         $3,100

                     CSII Lane Compliance?                                          No                                           No
          CSXI Lane Compliance Amount (13)         -$99          -$100           -$200          -$99           -$100          -$200

                     LTS Lane Compliance?                                           No                                           No
           LTS Lane Compliance Amount (14)        -$100          -$100           -$200         -$100           -$100          -$200


                     CSXI Zone Compliance?              Auditor seeks no remedy
           CSXI Zone Compliance Amount (1)

                                                                   LA/C

                                                   East-48        West-48      Round Trip
                                                   -------        -------      ----------
                CSXI's 3-month Revenue (3)      $3,206,000     $3,026,000      $6,232,000
                 LTS's 3-month Revenue (4)      $6,360,000     $6,000,000     $12,360,000

                       CSXI 3 month Volume           2,000          2,000           4,000
                        LTS 3 month Volume           4,000          4,000           8,000

         CSXI Average Prices in Market (5)          $1,603         $1,513          $3,116
          LTS Average Prices in Market (6)          $1,590         $1,500          $3,090

 LTS net revenue to western roads/unit (7)            $900         $1,125          $2,025
CSXI net revenue to western roads/unit (8)            $890         $1,000          $1,890

          Zone Cost Factor (see Exh 9.3.2)            $300           $100            $400
                     LTS Efficiency Factor          $12.00         $13.00          $25.00

              LTS 3-month Payments to CSXI      $2,000,000     $2,000,000      $4,000,000
             LTS Average Rate on CSXI (9)             $500           $500          $1,000

   Lowest net Revenue to western road (10)            $890         $1,000          $1,890

                           CSXI Floor (11)          $1,702         $1,613          $3,315
                            LTS Floor (12)          $1,690         $1,600          $3,290

                     CSXI Lane Compliance?                                             No
          CSXI Lane Compliance Amount (14)            -$99          -$100           -$200

                     LTS Lane Compliance?                                              No
           LTS Lane Compliance Amount (13)           -$100          -$100           -$200

In this lane, LTS and CSXI are below their round trip floors equally. Therefore, rates will not be changed.

In this lane, LTS and CSXI are below their round trip floors equally. Therefore, rates will not be changed.

                                 EXHIBIT 14.2.1

                              DEPRECIATION FORMULA

The depreciated value of a Container or a Chassis will equal the reproduction cost minus the depreciated amount, calculated as follows:

Reproduction cost =        original cost of Container or Chassis

                           X AAR cost factor for the year prior to the year during which the Container or Chassis was damaged

                           /   AAR cost factor for the year the
                               Container/Container and Chassis was built

Depreciated amount/1/ =    reproduction cost

                           X   1/120

                           X number of complete months the Container or Chassis was in service

Salvage value: Container              =    $300.00 per Container
     mechanical refrigeration unit
     and all component parts          =    $500.00 per unit
     Chassis                          =    $300.00 per frame
                                      =    $ 80.00 per wheel









--------------------------
/1/ The maximum depreciated amount of a dry Container will equal ninety percent (90%) of the reproduction cost of the Container. The maximum depreciated amount of a mechanically refrigerated Container will equal ninety-five percent (95%) of the reproduction cost of the Container. The maximum depreciated amount of a Chassis will equal ninety percent (90%) of the reproduction cost of the Chassis.

                                                                    Confidential